Securities Act File No. 333-[ ]

Filed with the U.S. Securities and Exchange Commission on April 4, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No. __

PIMCO NEW YORK MUNICIPAL INCOME FUND II

(Exact Name of Registrant as Specified in Charter)

1633 Broadway

New York, New York 10019

(Address of Principal Executive Offices)

(844) 337-4626

(Registrant’s Telephone Number, Including Area Code)

Ryan G. Leshaw, Esq.

c/o Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

(Name and Address of Agent for Service)

Copies of communications to:

David C. Sullivan, Esq. Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199	Chelsea M. Childs, Esq. Ropes & Gray LLP 3 Embarcadero Center San Francisco, California 94111

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PIMCO Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO New York Municipal Income Fund

PIMCO New York Municipal Income Fund II

PIMCO New York Municipal Income Fund III

PIMCO California Municipal Income Fund

PIMCO California Municipal Income Fund II

PIMCO California Municipal Income Fund III

650 Newport Center Drive,

Newport Beach, California 92660

[April 30], 2025

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of each of PIMCO Municipal Income Fund (“PMF”), PIMCO Municipal Income Fund II (“PML”), PIMCO Municipal Income Fund III (“PMX”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO New York Municipal Income Fund III (“PYN”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC”) (collectively, the “Funds”), I am pleased to notify you that the Board of each Fund has approved, subject to certain conditions and shareholder approvals as discussed herein, the following Reorganizations (as defined below):

1.	PMF and PMX (each, a “National Target Fund”) with and into PML (the “National Reorganizations”);

2.	PNF and PYN (each, a “New York Target Fund”) with and into PNI (the “New York Reorganizations”); and

3.

PCK and PZC (each, a “California Target Fund” and, together with the National Target Funds and New York Target Funds, the “Target Funds”) with and into PCQ (the “California Reorganizations” and, together with the National Reorganizations and New York Reorganizations, the “Reorganizations”).

If the Reorganizations are consummated, each of PML, PNI and PCQ (each, an “Acquiring Fund”) would acquire all of the assets and liabilities of the corresponding Target Funds, and the common shares of each Target Fund would, in effect, be exchanged for new common shares of the corresponding Acquiring Fund with an equal aggregate net asset value. In addition, each Fund has one or more series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) outstanding. As part of each Reorganization, the outstanding RVMTP Shares of each Target Fund will, in effect, be exchanged for RVMTP Shares of the corresponding Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the corresponding series of RVMTP Shares of each such Target Fund.

The accompanying joint Proxy Statement/Prospectus provides additional information about the Reorganizations.

With respect to the common shareholders of each Acquiring Fund, I am pleased to invite you to a joint special meeting of the common shareholders of each Acquiring Fund to be held at 650 Newport Center Drive, Newport Beach, CA 92660 on June 27, 2025 at 9:00 a.m. Pacific time (with any adjournments or postponements thereof, the “Special Meeting”). At the Special Meeting, the common shareholders will be asked to vote on the following proposals relating to the Reorganizations:

1.

The common shareholders of PML, voting as a single class, will be asked to approve the issuance of additional common shares of PML to be issued to the common shareholders of each National Target Fund in connection with the acquisition by PML of all of the assets and liabilities of each National Target Fund (the “National Proposal”).

2.

The common shareholders of PNI, voting as a single class, will be asked to approve the issuance of additional common shares of PNI to be issued to the common shareholders of each New York Target Fund in connection with the acquisition by PNI of all of the assets and liabilities of each New York Target Fund (the “New York Proposal”).

3.

The common shareholders of PCQ, voting as a single class, will be asked to approve the issuance of additional common shares of PCQ to be issued to the common shareholders of each California Target Fund in connection with the acquisition by PCQ of all of the assets and liabilities of each California Target Fund (the “California Proposal”).

Separately, the holders of the RVMTP Shares of each Target Fund will be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

As a shareholder of an Acquiring Fund, your vote is important. After careful consideration and upon recommendation of Pacific Investment Management Company LLC, the investment manager of each Fund, the Board unanimously agreed that each Reorganization is in the best interest of shareholders of each Fund and unanimously approved the issuance of additional common shares of each Acquiring Fund and each Reorganization’s Agreement and Plan of Reorganization and authorized the solicitation of proxies on the Proposals.

The Board recommends that: PML shareholders vote “FOR” the National Proposal; PNI shareholders vote “FOR” the New York Proposal; and PCQ shareholders vote “FOR” the California Proposal. On behalf of the Board, I ask you to review the Proposal(s) applicable to you and vote. For more information about the Proposals, please refer to the accompanying joint Proxy Statement/Prospectus.

It is important that your shares be represented at the Special Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Special Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Special Meeting to be held as scheduled.

No action is needed by the common shareholders of any Target Fund or the preferred shareholders of any Acquiring Fund. The accompanying joint Proxy Statement/Prospectus is being furnished for informational purposes only to the shareholders of each Target Fund and the preferred shareholders of each Acquiring Fund. As noted above, the holders of the RVMTP Shares of each Target Fund will separately be asked to consent to the applicable Reorganization.

Thank you in advance for your participation in this important event.

Sincerely,

Ryan G. Leshaw

Secretary and Chief Legal Officer

PIMCO Municipal Income Fund II

PIMCO New York Municipal Income Fund II

PIMCO California Municipal Income Fund

650 Newport Center Drive,

Newport Beach, California 92660

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on June 27, 2025

Dear Shareholders:

Notice is hereby given that a joint special meeting of shareholders of each of PIMCO Municipal Income Fund II (“PML”), PIMCO New York Municipal Income Fund II (“PNI”) and PIMCO California Municipal Income Fund (“PCQ” and, together with PML and PNI, the “Acquiring Funds”) will be held at 650 Newport Center Drive, Newport Beach, CA 92660 on June 27, 2025 at 9:00 a.m. Pacific time (with any adjournments or postponements thereof, the “Special Meeting”).1

The purpose of the Special Meeting is for:

1.

The common shareholders of PML, voting as a single class, to vote on the issuance of additional common shares of PML (the “PML Merger Shares”) to be issued to common shareholders of each of PIMCO Municipal Income Fund (“PMF”) and PIMCO Municipal Income Fund III (“PMX”) in connection with the acquisition by PML of all of the assets and liabilities of each of PMF and PMX (each, a “National Target Fund”) (the “National Proposal”).

2.

The common shareholders of PNI, voting as a single class, to vote on the issuance of additional common shares of PNI (the “PNI Merger Shares”) to be issued to common shareholders of each of PIMCO New York Municipal Income Fund (“PNF”) and PIMCO New York Municipal Income Fund III (“PYN”) in connection with the acquisition by PNI of all of the assets and liabilities of each of PNF and PYN (each, a “New York Target Fund”) (the “New York Proposal”).

3.

The common shareholders of PCQ, voting as a single class, to vote on the issuance of additional common shares of PCQ (the “PCQ Merger Shares” and, together with the PML Merger Shares and PNI Merger Shares, the “Common Merger Shares”) to be issued to common shareholders of each of PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC”) in connection with the acquisition by PCQ of all of the assets and liabilities of each of PCK and PZC (each, a “California Target Fund” and, together with the National Target Funds and New York Target Funds, the “Target Funds”) (the “California Proposal” and, together with the National Proposal and New York Proposal, the “Proposals”).

4.	Shareholders of each Acquiring Fund to transact such other business as may properly come before the Special Meeting.

If the Proposals are approved, each Target Fund would transfer all of its assets to the corresponding Acquiring Fund, and, in exchange, such Acquiring Fund will assume all of the liabilities of the Target Fund and deliver Common Merger Shares and RVMTP Merger Shares (as defined below) (and cash in lieu of

1 The principal executive offices of the Funds are located at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019.

fractional Common Merger Shares, if any) having an aggregate net asset value equal to the value of the properties and assets of the Target Fund on such date less the value of the liabilities attributable to such shares assumed by the Acquiring Fund on such date. Immediately thereafter, each Target Fund would distribute Common Merger Shares and RVMTP Merger Shares of the applicable Acquiring Fund (and cash in lieu of fractional Common Merger Shares, if any) in complete liquidation to its shareholders of record pro rata based on the shareholder’s interest in the Target Fund (collectively, the “Reorganizations”).

Each Fund has one or more series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) outstanding. As part of each Reorganization, the outstanding RVMTP Shares of each Target Fund will be exchanged for new RVMTP Shares of the corresponding Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the corresponding series of RVMTP Shares of each such Target Fund (the “RVMTP Merger Shares”).

After the Reorganizations, each Target Fund will be terminated and cease to be a separate Fund. Such Target Fund’s common shareholders will become shareholders of the corresponding Acquiring Fund and such holders of RVMTP Shares of each Target Fund will become holders of the RVMTP Merger Shares of the corresponding Acquiring Fund.

No Reorganization is contingent upon the consummation of the other Reorganizations. If the applicable Proposals are approved only in connection with one Reorganization, that Reorganization will be consummated. If one or more Reorganizations are not consummated, the applicable Target Funds will continue as separate Funds, and the Board of each such Fund will consider such alternatives as it determines to be in the best interests of the Fund’s shareholders.

No action is needed by the common shareholders of any Target Fund or the preferred shareholders of any Acquiring Fund, and no meeting of the shareholders of any Target Fund or the preferred shareholders of any Acquiring Fund is expected to be held in connection with the Reorganizations. The accompanying Joint Proxy Statement/Prospectus (“Proxy Statement/Prospectus”), which serves as a proxy statement for common shareholders of each Acquiring Fund and a prospectus for shareholders of each Target Fund, describes the Proposals in more detail and provides certain comparative information pertaining to the Target Funds and Acquiring Funds for evaluation. The holders of the RVMTP Shares of each Target Fund will separately be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent upon the consent of the holders of its RVMTP Shares, as applicable.

Shareholders may attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is requested to complete, date and sign the enclosed proxy card(s), and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings of Fund shares may be. If you wish to wait until the Special Meeting to vote your shares, you will need to request a paper ballot at the Special Meeting to do so.

If you have any questions regarding the enclosed Proxy Statement/Prospectus or need assistance in voting your shares, please contact Sodali Fund Services at 833-876-6762 Monday through Friday from 10 a.m. to 11 p.m. Eastern time and Saturday from 12 p.m. to 5 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 27, 2025. This Notice of Special Meeting of Shareholders, the Proxy Statement/Prospectus and the form of proxy card(s) are available on the Internet at pimco.com/closedendfunds. On this website, you will be able to access the Notice of Special Meeting of

Shareholders, the Proxy Statement/Prospectus, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. The Proxy Statement/Prospectus is expected to be first mailed to shareholders beginning on or about [May 9], 2025.

After careful consideration and upon recommendation of Pacific Investment Management Company LLC, the investment manager of each Fund, the Board recommends that you cast your vote FOR the applicable Proposals, as described in the accompanying Proxy Statement/Prospectus.

No action is needed by the common shareholders of any Target Fund or the preferred shareholders of any Acquiring Fund and no meeting of the shareholders of any Target Fund or the preferred shareholders of any Acquiring Fund is expected to be held in connection with the Reorganizations.

By Order of the Boards of Trustees of the Funds

Ryan G. Leshaw

Secretary and Chief Legal Officer

[April 30], 2025

IMPORTANT INFORMATION FOR SHAREHOLDERS OF

PIMCO MUNICIPAL INCOME FUND

PIMCO MUNICIPAL INCOME FUND II

PIMCO MUNICIPAL INCOME FUND III

PIMCO NEW YORK MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND II

PIMCO NEW YORK MUNICIPAL INCOME FUND III

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

QUESTIONS AND ANSWERS

The following is a summary of certain information contained in the Joint Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”). Shareholders should read the entire Proxy Statement/Prospectus carefully.

Questions and Answers – Shareholder Meeting and Proposals

1.	What is this document and why did you send it to me?

This document has been sent to holders of common shares of beneficial interest (“common shareholders”) and to holders of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) (“preferred shareholders” and, together with common shareholders, the “shareholders”) of each of PIMCO Municipal Income Fund (“PMF”), PIMCO Municipal Income Fund II (“PML”), PIMCO Municipal Income Fund III (“PMX”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO New York Municipal Income Fund III (“PYN”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC”) (collectively, the “Funds”) to provide information and, with respect to each of PML, PNI and PCQ (each, an “Acquiring Fund”), to solicit proxies in connection with the following proposed Reorganizations (as defined below):

1.	PMF and PMX (each, a “National Target Fund”) with and into PML (the “National Reorganizations”);

2.	PNF and PYN (each, a “New York Target Fund”) with and into PNI (the “New York Reorganizations”); and

3.

PCK and PZC (each, a “California Target Fund” and, together with the National Target Funds and New York Target Funds, the “Target Funds”) with and into PCQ (the “California Reorganizations” and, together with the National Reorganizations and New York Reorganizations, the “Reorganizations”).

No action is needed by the common shareholders of any Target Fund or the preferred shareholders of any Acquiring Fund. The shareholders of each Target Fund and the preferred shareholders of each Acquiring Fund are not being asked to send a proxy with respect to those shares. The accompanying joint Proxy Statement/Prospectus is being furnished to the shareholders of each Target Fund and the preferred shareholders of each Acquiring Fund for their information only. The holders of the RVMTP Shares of each Target Fund will separately be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent upon the consent of the holders of its RVMTP Shares, as applicable.

i

The accompanying Proxy Statement/Prospectus serves as a proxy statement for common shareholders of each Acquiring Fund and contains information about the upcoming shareholder meeting and the Reorganizations that common shareholders of each Acquiring Fund should know before voting. In addition, because the Reorganizations would result in common shareholders of each Target Fund receiving newly-issued common shares of the corresponding Acquiring Fund, this Proxy Statement/Prospectus serves as a prospectus and an information statement for the newly-issued common shares of each Acquiring Fund.

Shareholders should consider retaining the Proxy Statement/Prospectus for future reference.

2.	Why is a shareholder meeting being held, and what is being proposed for approval?

The Board of Trustees (the “Board”) of each Fund has approved the Reorganization of each Target Fund into the corresponding Acquiring Fund, subject to approval by the common shareholders of each Acquiring Fund, of the proposals described below and certain other conditions.

Accordingly, at the joint special meeting of common shareholders of each Acquiring Fund, expected to be held on June 27, 2025 (the “Special Meeting”), common shareholders of each Acquiring Fund will be asked to approve the proposals outlined below. Shareholders of the Target Funds and preferred shareholders of any Acquiring Fund are not required or being asked to vote on any proposals relating to the Reorganizations and no meeting of the shareholders of any Target Fund or preferred shareholders of any Acquiring Fund is expected to be held in connection with the Reorganizations. As noted above, holders of the RVMTP Shares of each Target Fund will separately be asked to consent to the applicable Reorganization.

PML Shareholders. The common shareholders of PML, voting as a single class, will be asked to approve the issuance of additional common shares of PML (the “PML Merger Shares”) to be issued to common shareholders of each National Target Fund in connection with the acquisition by PML of all of the assets and liabilities of each of National Target Fund, as described further below (the “National Proposal”). If PML common shareholders approve the National Proposal and the holders of each National Target Fund’s RVMTP Shares consent to the applicable National Reorganization, the National Reorganizations will occur. Common shareholders of the National Target Funds and preferred shareholders of PML are not required to vote on the National Reorganizations. If PML common shareholders do not approve the National Proposal, the National Reorganizations will not occur. In addition, the consummation of a Reorganization with respect to a National Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

PNI Shareholders. The common shareholders of PNI, voting as a single class, will be asked to approve the issuance of additional common shares of PNI (the “PNI Merger Shares”) to be issued to common shareholders of each New York Target Fund in connection with the acquisition by PNI of all of the assets and liabilities of each New York Target Fund, as described further below (the “New York Proposal”). If PNI common shareholders approve the New York Proposal and the holders of each New York Target Fund’s RVMTP Shares consent to the applicable New York Reorganization, the New York Reorganizations will occur. Common shareholders of the New York Target Funds and preferred shareholders of PNI are not required to vote on the New York Reorganizations. If PNI common shareholders do not approve the New York Proposal, the New York Reorganizations will not occur. In addition, the consummation of a Reorganization with respect to a New York Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

PCQ Shareholders. The common shareholders of PCQ, voting as a single class, to approve the issuance of additional common shares of PCQ (the “PCQ Merger Shares” and, together with the

PML Merger Shares and PNI Merger Shares, the “Common Merger Shares”) to be issued to common shareholders of each California Target Fund in connection with the acquisition by PCQ of all of the assets and liabilities of each California Target Fund (the “California Proposal”). If PCQ common shareholders approve the California Proposal and the holders of each California Target Fund’s RVMTP Shares consent to the applicable California Reorganization, the California Reorganizations will occur. Common shareholders of the California Target Funds and preferred shareholders of PCQ are not required to vote on the California Reorganizations. If PCQ common shareholders do not approve the California Proposal, the California Reorganizations will not occur. In addition, the consummation of a Reorganization with respect to a California Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

Additional information about the Proposals is included in the Proxy Statement/Prospectus.

If a Proposal is not approved, the Board may take such actions as it deems in the best interests of each applicable Fund, including conducting additional solicitations with respect to such Proposal or continuing to operate each Fund as a separate Fund.

If approved, the Reorganizations are expected to close on or about August 1, 2025, subject to the market outlook of Pacific Investment Management Company LLC (“PIMCO”), the investment manager of each Fund, and operational considerations (the “Closing Date”). If the Closing Date is not August 1, 2025, the Closing Date will be communicated to shareholders; otherwise no further notice will be provided.

3.	What is the rationale for the Reorganizations?

[PIMCO and the Board considered the potential costs and benefits of the Reorganizations and believe that the Reorganizations will benefit shareholders of each Fund in several ways, including those outlined below. However, there can be no assurance that these or other benefits will be achieved. In connection with the Board’s meetings to discuss the Reorganizations, PIMCO provided information to the Board about the Reorganizations and responded to a number of questions and additional requests for information from the Board. The considerations, based on the information provided by PIMCO, noted below are based on information as of March 26, 2025.

◾

Greater trading volume and secondary market liquidity. The larger asset base of each combined Acquiring Fund is expected to provide greater secondary market liquidity and increased trading volume relative to what each Fund were to experience if the Reorganization were to not occur. This may result in potentially tighter bid-ask spreads and better trade execution for each combined Acquiring Fund’s common shareholders when purchasing or selling shares. This increased liquidity in each combined Acquiring Fund’s shares also may broaden the shareholder base and types of investors interested in purchasing Fund shares, which could further improve each combined Acquiring Fund’s trading volume and liquidity. The larger asset base of each combined Acquiring Fund, greater secondary market liquidity and increased trading volume may also increase the Fund’s ability to raise additional assets through potential at-the-market offerings, which could benefit Fund shareholders by way of net asset value (“NAV”) accretion and/or other factors. There may also be benefits from having fewer PIMCO closed-end funds with similar investment strategies in the market, including the potential for increased focus by investors on the remaining PIMCO funds in the market (including each combined Acquiring Fund) and additional attention by financial intermediaries due to the size of each combined Acquiring Fund.

◾	Impact on Fund fees and expenses. With respect to the impact of the Reorganizations on each Fund’s management fees and total annual expenses, the Board considered the following information. See the pro forma expense table and related assumptions under “Comparison of Fees and Expenses” below for more information.

○	With respect to the National Reorganizations, the contractual management fee rate of PML is lower than contractual management fee rates paid by each National Target Fund;

○	With respect to the New York Reorganizations, the contractual management fee rate of PNI is lower than contractual management fee rates paid by each New York Target Fund; and

○

With respect to the California Reorganizations, the contractual management fee rate of PCQ is lower than the contractual management fee rate paid by PZC and the same as the contractual management fee rate paid by PCK.

◾

Continuation of the Funds’ core investment strategies with the potential for greater access to investment opportunities. For shareholders of each Target Fund and each Acquiring Fund, the increased scale of the corresponding combined Acquiring Fund provides the potential for greater access to attractive investment opportunities identified by PIMCO and investment efficiencies for the combined Acquiring Fund, including the potential to trade in larger positions and at more favorable prices and transaction terms. The increased scale of each combined Acquiring Fund provides an opportunity for more efficient trading and implementation of the investment strategies.]

4.	What happens if the Proposals are not approved by the shareholders?

As noted above, if common shareholders of the Acquiring Funds do not approve the National Proposal, New York Proposal and California Proposal, respectively, the applicable Reorganization will not occur. No Reorganization is contingent upon the consummation of the other Reorganizations. If the applicable Proposals are approved only in connection with one Reorganization, that Reorganization will be consummated. If one or more Reorganizations are not consummated, the applicable Target Funds will continue as separate Funds, and the Board of each such Fund will consider such alternatives as it determines to be in the best interests of the Fund’s shareholders.

5.	Who will bear the costs associated with the Special Meeting?

PIMCO will bear all direct costs and expenses incurred in connection with the Reorganizations and the Special Meeting, including, but not limited to, proxy and proxy solicitation costs, printing and mailing costs, legal fees, and listing, registration and filing fees. The Funds and their shareholders will, however, bear any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to the applicable Acquiring Fund (other than costs borne by PIMCO as part of the unified management fee under the Funds’ investment management agreement).

6.	What are the quorum and adjournment requirements for the Special Meeting?

Each Acquiring Fund’s bylaws require at least 30% of such Fund’s shares entitled to vote on the applicable Proposal to be present at the Special Meeting in person or by proxy in order to establish a quorum with respect to such Proposal. If the quorum required for a Proposal is not met, the persons named as proxies may propose adjournment of the Special Meeting with respect to such Proposal(s). Any adjournments with respect to a Proposal will require the affirmative vote of a plurality of the shares of the applicable Fund.

7.	Why are the common shareholders of each Acquiring Fund being asked to vote?

No Acquiring Fund’s organizational documents or applicable law requires shareholders to approve the Reorganizations (subject to approval by a majority of the entire Board and 75% of the Continuing Trustees).2 However, given the relative size of each Acquiring Fund and the corresponding Target Funds and the resulting number of Common Merger Shares each Acquiring Fund would issue in connection with the Reorganizations, applicable New York Stock Exchange (“NYSE”) rules require each Acquiring Fund’s common shareholders to approve the applicable Proposal.

8.	Why aren’t the common shareholders of any of the Target Funds being asked to vote?

No approval by the common shareholders of any Target Fund is required under any Target Fund’s organizational documents or under applicable law. In particular, because each Target Fund is substantially identical in certain material respects to the corresponding Acquiring Fund, no approval by shareholders of a Target Fund is required under Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), subject to Board approval and other conditions.

The holders of the RVMTP Shares of each Target Fund will be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent upon the consent of the holders of its RVMTP Shares, as applicable.

9.	What is the Board’s recommendation?

After careful consideration and upon the recommendation of PIMCO:

◾	The Board of PML recommends that the common shareholders of PML, voting as a single class, vote “FOR” the National Proposal, which would result in the National Reorganizations being consummated.

◾	The Board of PNI recommends that the common shareholders of PNI, voting as a single class, vote “FOR” the New York Proposal, which would result in the National Reorganizations being consummated.

◾	The Board of PCQ recommends that the common shareholders of PCQ, voting as a single class, vote “FOR” the California Proposal, which would result in the California Reorganizations being consummated.

Questions and Answers – The Reorganizations

10.	How will the Reorganizations work?

If the Proposals are approved, each Reorganization would be effected pursuant to a separate Agreement and Plan of Reorganization, which provides, at a high level, for the following:

i.	the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund and the assumption by such Acquiring Fund of the liabilities of such corresponding Target Fund;

ii.	the delivery by the Acquiring Fund to the Target Fund of Common Merger Shares and RVMTP Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) having an aggregate

2 All of the current members of the Board of each Acquiring Fund are “Continuing Trustees,” as such term is defined in the applicable Fund’s Amended and Restated Agreement and Declaration of Trust.

v

net asset value equal to the value of the properties and assets of the Target Fund less the value of the liabilities attributable to such shares assumed by the Acquiring Fund on such date;

iii.

the distribution of each Acquiring Fund’s Common Merger Shares and RVMTP Merger Shares, if applicable (and cash in lieu of fractional Common Merger Shares, if any) pro rata to the shareholders of the corresponding Target Fund; and

iv.	the subsequent termination, dissolution and complete liquidation of each Target Fund.

Immediately after the close of each Reorganization, the common shareholders of each Target Fund would hold common shares of the corresponding Acquiring Fund (and cash in lieu of fractional Common Merger Shares, if any) having an aggregate NAV equal to the aggregate NAV of the common shares of such Target Fund held by those shareholders as of the close of business on the Closing Date.

Following the Reorganizations, the Acquiring Funds will continue to be managed in accordance with their existing investment objectives and strategies, as discussed below.

11.	How will the Reorganizations affect me?

If you are a Target Fund common shareholder, you will receive Common Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) of the corresponding Acquiring Fund with a NAV equal to the NAV of the common shares of such Target Fund that you own on the Closing Date. Following the Reorganizations, you would be a common shareholder of that Acquiring Fund and would be subject to the actual fees and expenses of such Acquiring Fund, which may not be the same as the pro forma fees and expenses shown below. As such, future fees and expenses may be greater or less than those indicated below.

If you are a Target Fund preferred shareholder, your RVMTP Shares of the Target Fund will be exchanged for new RVMTP Shares of the corresponding Acquiring Fund, with an aggregate liquidation preference equal to, and other terms that are substantially identical to, those of the RVMTP Shares of the Target Fund.

If you are a common shareholder of an Acquiring Fund, the Reorganizations will not affect the number of Acquiring Fund shares that you own or the NAV of those shares upon consummation of the Reorganization, except that no fractional Common Merger Shares will be distributed to shareholders of the Target Funds and, in lieu of such fractional shares, shareholders of the Target Funds will receive cash. Because each Acquiring Fund will issue additional common shares in connection with the Reorganizations, your shares will represent a smaller portion of such Acquiring Fund’s assets and voting rights following the Reorganizations. Each Fund’s common shares are traded on the NYSE, and may for a variety of reasons trade at a premium or discount to their NAV on the date of the Reorganizations. Following the Reorganizations, each Acquiring Fund’s common shares may trade at a premium or discount that is different from their own or the corresponding Target Funds’ common share premium or discount prior to the Reorganizations.

In addition, if you are a shareholder of PNF or PYN, you will be invested in a Fund that, after the New York Reorganizations, will be a “diversified company” for purposes of the 1940 Act instead of “non-diversified” as it is currently. This difference is not expected to result in a material change to the investment experience of PNF or PYN shareholders.

The rights, preferences and terms of each series of RVMTP Shares of an Acquiring Fund will not change as a result of the Reorganizations.

Each Target Fund has the same Board of Trustees, investment manager, custodian, transfer agent, legal counsel, and independent registered public accounting firm as the corresponding Acquiring Fund.

12.	Are there any significant differences between the investment objectives, principal investment strategies, and principal risks of each Target Fund and the corresponding Acquiring Fund?

Investment Objectives. The investment objective of each Target Fund and the corresponding Acquiring Fund are the same, as shown below.

◾	National Reorganizations. The investment objective of each of PMF, PMX and PML is to seek to provide current income exempt from federal income tax.

◾	New York Reorganizations. The investment objective of each of PNF, PYN and PNI is to seek to provide current income exempt from federal, New York State and New York City income tax.

◾	California Reorganizations. The investment objective of each of PCK, PZC and PCQ is to seek to provide current income exempt from federal and California income tax.

Principal Investment Strategies. The principal investment strategies of each Target Fund and the corresponding Acquiring Fund are the same. A comparison of investment strategies and policies of the Funds is set forth below. Further discussion of the Funds’ principal investment strategies is included under “Comparison of Principal Investment Strategies” in the Proxy Statement/Prospectus.

◾	National Reorganizations

Under normal circumstances, each of PMF, PML and PMX invests at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from regular federal income taxes (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax). These may include, but are not limited to, investments in loans, pools of loans, mortgages, pools of mortgages, and other debt instruments, as to which there is an opinion that income therefrom is exempt from regular federal income taxes, such as certain affordable housing loans, etc. Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.

For each of PML, PMF and PMX, the municipal bonds in which the Fund invests are generally issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city.

◾	New York Reorganizations

Under normal circumstances, each of PNF, PNI and PYN invests at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable) is exempt from regular federal, New York State and New York City income taxes (i.e., excluded from gross income for federal, New York State and New York City income tax purposes but not necessarily exempt from the federal alternative minimum tax (“New York Municipal Bonds”)). These may include, but are not limited to, investments in loans, pools of loans, mortgages, pools of mortgages, and other debt instruments, as to which there is an opinion that income therefrom is exempt from regular federal, New York State and New York City income taxes, etc. Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.

For each of PNF, PNI and PYN, the New York Municipal Bonds in which the Fund invests are generally issued by the State of New York, a city in New York (including New York City) or a political subdivision, agency, authority or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from New York, New York City and federal income taxes.

Each of PNF, PNI and PYN may also invest up to 10% of its net assets in municipal bonds issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city, the interest from which is not exempt from New York and New York City income taxes.

◾	California Reorganizations

Under normal circumstances, each of PCQ, PCK and PZC invests at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from regular federal and California income taxes (i.e., excluded from gross income for federal and California income tax purposes but not necessarily exempt from the federal alternative minimum tax (“California Municipal Bonds”)). These may include, but are not limited to, investments in loans, pools of loans, mortgages, pools of mortgages, and other debt instruments, as to which there is an opinion that income therefrom is exempt from regular federal and California income taxes, such as certain affordable housing loans, etc. Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.

For each of PCQ, PCK and PZC, the California Municipal Bonds in which the Fund invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority, or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from California and federal income taxes.

Each of PCQ, PCK and PZC may also invest up to 10% of its net assets in municipal bonds issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city, the interest from which is not exempt from California income taxes.

◾

All Funds. Each Fund invests at least 80% of its net assets in municipal bonds that are, at the time of purchase, rated “investment grade” by at least one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but determined by PIMCO to be of comparable quality. “Investment grade” means a rating, in the case of Moody’s, of Baa3 or higher, or in the case of S&P and Fitch, of BBB- or higher. Each Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba or B or lower by Moody’s, BB or B or lower by S&P or Fitch or that are unrated but judged to be of comparable quality by PIMCO. These bonds are rated below investment grade and are commonly known as “high yield securities” or “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “junk bonds.” Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

For a more complete discussion of the Funds’ principal investment strategies, please see the “Comparison of Principal Investment Strategies” in the Proxy Statement/Prospectus.

Principal Investment Risks. In light of the similarities between the Funds’ investment objectives and principal investment strategies, the Funds are subject to the same principal risks. You could lose money on an investment in the Funds. The risks applicable to each Fund are listed and compared under “Comparison of Principal Investment Risks” in the Proxy Statement/Prospectus.

13.	Is each Target Fund and the corresponding Acquiring Fund managed by the same investment manager and portfolio managers?

PIMCO serves as the investment manager for each Fund. Following the Reorganizations, PIMCO would continue to serve as investment manager to each combined Acquiring Fund. Each Fund’s investment in municipal bonds may be based on PIMCO’s belief that they have attractive yield and/or total return potential. Each Fund attempts to produce returns relative to the municipal bond market generally by prudent selection of municipal bonds.

The portfolio managers of each Acquiring Fund will continue to be primarily responsible for the day-to-day management of the combined Acquiring Fund following the Reorganizations. David Hammer and Kyle Christine are currently portfolio managers of each Fund and would continue to serve as portfolio managers of each combined Acquiring Fund.

14.	How will the Reorganizations affect the fees and expenses of the Funds?

Each Target Fund and the corresponding Acquiring Fund pay for the advisory, supervisory and administrative services each requires under what is essentially an all-in fee structure (the “unified management fee”) to PIMCO. Each Fund (and not PIMCO) is responsible for certain fees and expenses that are not covered by the unified management fee under the investment management agreement.

Contractual Management Fees

The tables below reflect the current contractual management fee rate for each Acquiring Fund and each corresponding Target Fund relative to the proposed new contractual management fee for the applicable combined Acquiring Fund. The contractual management fee rate is based on each Fund’s average daily NAV (including daily net assets attributable to any preferred shares outstanding).

National Reorganizations.

Fund	Current Contractual Management Fee	Proposed Combined Acquiring Fund Contractual Management Fee	Increase/(Decrease) from Current Contractual Management Fee
PMF	0.705%	0.685%	(0.020%)
PMX	0.705%		(0.020%)
PML	0.685%		0%

New York Reorganizations.

Fund	Current Contractual Management Fee	Proposed Combined Acquiring Fund Contractual Management Fee	Increase/(Decrease) from Current Contractual Management Fee
PNF	0.770%	0.735%	(0.035%)
PYN	0.860%		(0.125%)
PNI	0.735%		0%

California Reorganizations.

Fund	Current Contractual Management Fee	Proposed Combined Acquiring Fund Contractual Management Fee	Increase/(Decrease) from Current Contractual Management Fee
PZC	0.715%	0.705%	(0.010%)
PCK	0.705%		0%
PCQ	0.705%		0%

Total Operating Expenses

The following tables show the fees and expenses of each Fund based on net assets as of December 31, 2024, and pro forma expenses for each combined Acquiring Fund. The tables are intended to assist investors in understanding the fees and expenses (annualized) that an investor in the Funds or the combined Acquiring Funds would bear, directly or indirectly. The tables below reflect the use of leverage in the form of preferred shares in an amount approximately equal to 41.69% of PMF’s, 40.55% of PMX’s, 39.23% of PML’s, 36.13% of PNF’s, 40.34% of PYN’s, 40.93% of PNI’s, 41.02% of PZC’s, 43.01% of PCK and 41.25% of PCQ’s total managed assets, which reflects the approximate percentage of each Fund’s total managed assets attributable to such leverage during the fiscal year ended December 31, 2024. During the 2024 fiscal year, the Funds underwent changes to the leverage they utilized by redeeming all auction rate preferred shares (“ARPS”), issuing new series of RVMTP Shares to replace the ARPS, and increasing the spreads on certain RVMTP Shares series. The tables below include ARPS expenses. The table with respect to the National Reorganizations also reflects the use of leverage by PML in the form of floating rate notes issues outstanding in an amount approximately equal to 0.80% of PML’s total managed assets during the fiscal year ended December 31, 2024. While each Fund is able to utilize floating rate notes issued as a form of leverage, only PML does so during and as of December 31, 2024. The pro forma figures in the tables also reflect the use of leverage in the form of preferred shares for each combined Acquiring Fund equal to 39.90% of PML’s, 39.03% of PNI’s and 40.85% of PCQ’s average daily net assets, reflecting the estimated leverage of such combined Acquiring Fund based on, among other matters, each combined Acquiring Fund assuming the leverage of the relevant Acquired Funds during the fiscal year ended December 31, 2024. The tables show Fund expenses as a percentage of net assets attributable to common shares. The leverage percentages above do not reflect a Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The tables below assume that the Reorganizations took place on January 1, 2024. The extent of a Fund’s assets attributable to leverage and its associated expenses are likely to vary (perhaps significantly) from these assumptions.

National Reorganizations

x

	PMF	PMX	PML	Pro Forma Combined Acquiring Fund
Management Fee*	1.20%	1.18%	1.12%	1.14%
Dividend Cost on Preferred Shares**	1.01%	0.83%	0.72%	0.81%
Interest Payments on Borrowed Funds ***	2.52%	2.52%	2.47%	2.49%
Other Expenses****	0.14%	0.11%	0.10%	0.11%
Total Annual Expenses*****	4.88%	4.64%	4.41%	4.55%

New York Reorganizations

	PNF	PYN	PNI	Pro Forma Combined Acquiring Fund
Management Fee*	1.20%	1.43%	1.24%	1.21%
Dividend Cost on Preferred Shares**	0.84%	1.15%	0.94%	0.94%
Interest Payments on Borrowed Funds ***	1.99%	2.26%	2.49%	2.27%
Other Expenses****	0.17%	0.24%	0.18%	0.19%
Total Annual Expenses*****	4.20%	5.09%	4.85%	4.61%

California Reorganizations

	PZC	PCK	PCQ	Pro Forma Combined Acquiring Fund
Management Fee*	1.21%	1.19%	1.19%	1.19%
Dividend Cost on Preferred Shares**	0.87%	0.78%	0.95%	0.86%
Interest Payments on Borrowed Funds***	2.54%	2.59%	2.51%	2.55%
Other Expenses****	0.12%	0.12%	0.12%	0.12%

Total Annual Expenses*****	4.73%	4.69%	4.78%	4.72%

* “Management Fee” includes fees payable to PIMCO for advisory services and for supervisory, administrative and other services. Each Fund pays, and each combined Acquiring Fund is expected to pay, for the advisory, supervisory and administrative services it requires under the unified management fee. Pursuant to an investment management agreement, PIMCO is paid a management fee at the rates reflected in the table as a percentage of the Funds’ average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). Each Fund (and not PIMCO) will be responsible for certain fees and expenses, which are reflected in the table above, that are not covered by the unified management fee under the investment management agreement.

** Reflects each Fund’s outstanding Auction Rate Preferred Shares (ARPS) averaged over the fiscal year ended December 31, 2024, which represented 10.90% of PMF’s, 8.97% of PMX’s, 8.11% of PML’s, 10.09% of PNI’s, 12.57% of PYN’s, 9.87% of PNF’s, 9.34% of PZC’s, 10.49% of PCK’s and 10.19% of PCQ’s total average managed assets (including the liquidation preference of outstanding ARPS and RVMTP Shares and, in the case of PML only, assets attribute to floating rate notes issued), at an estimated annual dividend rate to the Fund of 5.46 % for PMF, 5.51% for PMX, 5.40% for PML, 5.52% for PNI, 5.48% for PYN, 5.48% for PNF, 5.50% for PZC, 4.42% for PCK and 5.50% for PCQ (based on the weighted average ARPS dividend rate during the fiscal year ended December 31, 2024).

*** Reflects each Fund’s outstanding RVMTP Shares averaged over the fiscal year ended December 31, 2024, which represented 30.79% of PMF’s, 31.59% of PMX’s, 31.12% of PML’s, 30.84% of PNI’s, 27.77% of PYN’s, 26.27% of PNF’s, 31.69% of PZC’s, 32.52% of PCK’s and 31.06% of PCQ’s total average managed assets (including the liquidation preference of outstanding ARPS and RVMTP Shares and, in the case of PML only, assets attribute to floating rate notes issued), at an estimated annual interest rate to the Fund of 4.82% for PMF, 4.82% for PMX, 4.82% for PML, 4.87% for PNI, 4.92% for PYN, 4.92% for PNF, 4.77% for PZC, 4.77% for PCK and 4.77% for PCQ, which is the weighted average interest rate during the fiscal year ended December 31, 2024. The actual amount of interest expense borne by each Fund will vary over time in accordance with the level of the Fund’s use of applicable leverage positions and variations in market interest rates.

**** Other expenses are estimated for the Fund’s current fiscal year ending December 31, 2025.

***** “Dividend Cost on Preferred Shares”, including distributions on ARPS, and “Interest Payments on Borrowed Funds” are borne by each Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 1.34% for PMF, 1.29% for PMX, 1.22% for PML, 1.42% for PNI, 1.68% for PYN, 1.37% for PNF, 1.33% for PZC, 1.31% for PCK and 1.32% for PCQ. Excluding only distributions on ARPS of 1.01% for PMF, 0.83% for PMX, 0.72% for PML, 0.94% for PNI, 1.15% for PYN, 0.84% for PNF, 0.87% for PZC, 0.78% for PCK and 0.95% for PCQ, Total Annual Fund Operating Expenses are 3.86% for PMF, 3.81% for PMX, 3.69% for PML, 3.91% for PNI, 3.94% for PYN, 3.36% for PNF, 3.87% for PZC, 3.90% for PCK and 3.83% for PCQ.

Additional information and comparisons of the Funds’ current fee structures and expense levels, including an expense example, are included under “Comparison of Fees and Expenses” the Proxy Statement/Prospectus.

15.	Will the Target Fund portfolios be repositioned prior to the Reorganizations?

In light of the existing similarities in the Funds’ investment strategies and holdings, PIMCO generally does not expect to restructure any Target Fund’s portfolio or reposition its holdings to a significant extent prior to or shortly after the Reorganizations in order to align with the corresponding Acquiring Fund’s investment strategies.

However, as of the close of business on the date that the Proposals are approved by shareholders through the Closing Date, the Target Funds will be in a “transition period” during which PIMCO may need to reposition the Target Funds’ assets to prepare to transfer such assets to the corresponding Acquiring Fund. During this time, the Target Funds may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.

16.	Who will bear the costs associated with the Reorganizations?

PIMCO will bear the costs of the Reorganizations, exclusive of any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to the Acquiring Fund, which will be borne by the applicable Fund (other than costs borne by PIMCO as part of the unified management fee under the Funds’ investment management agreement). The Funds and their respective shareholders are not expected to bear any other direct costs arising in connection with the transactions contemplated by the applicable Agreement and Plan of Reorganization. However, the Funds will continue to pay transaction costs associated with repositioning the Funds’ portfolios and/or transferring certain assets to the applicable Acquiring Fund in connection with the Reorganizations, as well as normal Fund operations, including brokerage or trading expenses, if any. Based on each Target Fund’s portfolio as of December 31, 2024, the estimated portfolio transaction costs related to transferring certain assets to the applicable Acquiring Fund in connection with the Reorganizations would be expected to be as shown in the table below. However, actual transaction costs may vary significantly and will depend on market conditions and each Target Fund’s portfolio holdings at the time.

National Reorganizations

Fund	Estimated Portfolio Transaction Costs as a Percentage of Net Assets
PMF	0.00%
PMX	0.00%
PML	0.00%

New York Reorganizations

Fund	Estimated Portfolio Transaction Costs as a Percentage of Net Assets
PNF	0.01%
PYN	0.01%
PNI	0.01%

California Reorganizations

Fund	Estimated Portfolio Transaction Costs as a Percentage of Net Assets
PCK	0.00%
PZC	0.00%
PCQ	0.00%

17.	Are the Reorganizations expected to create a taxable event?

PIMCO expects that each Reorganization will be treated as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that the Target Funds, the Acquiring Funds and their respective shareholders generally will not recognize any gain or loss as a result of the Reorganizations for U.S. federal income tax purposes. However, a Target Fund may recognize gain or loss from transfers of certain assets in connection with a Reorganization. Capital gains or losses realized in connection with any repositioning of a Target Fund’s portfolio will depend on the value of such Target Fund’s assets at the actual time of repositioning, if any. In addition, the taxable year of each Target Fund will end as a result of the Reorganizations, which may result in the recognition of additional gain or loss by the Target Funds. Each Target Fund is currently anticipated to pay a distribution of all of its undistributed investment company taxable income and net realized capital gains, including any gains resulting from any repositioning of the Target Fund’s portfolio (as reduced by any available capital loss carryforwards) in connection with the Reorganizations, which distribution may be taxable to shareholders. As a result, shareholders of each Target Fund may pay more in taxes or pay taxes sooner than they would have had the Reorganizations not occurred. Further, Target Fund common shareholders that would be entitled to receive fractional Common Merger Shares will receive a cash distribution in connection with the Reorganization, which will be treated as a taxable sale of Target Fund shares. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

Shareholders should consult their tax advisers about state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “Federal Income Tax Consequences.”

18.	How will the Reorganizations impact distributions?

PIMCO does not expect any negative impact to any Acquiring Fund’s common share distribution rate solely as a result of the Reorganizations. PIMCO regularly reviews the Funds’ distribution rates in light of market conditions and other factors and may recommend changes to a Fund’s distribution rate. Such recommendations would not be expected to be related to the Reorganizations.

The following tables show the Funds’ distribution rates relative to common share net asset value and market price based on distributions paid in December 2024 and net asset values and market prices as of December 31, 2024.

National Reorganizations

Fund	Distribution Rate as a Percentage of Net Asset Value	Distribution Rate as a Percentage of Market Price
PMF	5.48%	5.61%
PMX	5.03%	5.38%
PML	5.54%	5.86%

New York Reorganizations

Fund	Distribution Rate as a Percentage of Net Asset Value	Distribution Rate as a Percentage of Market Price
PNF	4.71%	5.41%
PYN	4.53%	5.25%
PNI	4.29%	4.94%

California Reorganizations

Fund	Distribution Rate as a Percentage of Net Asset Value	Distribution Rate as a Percentage of Market Price
PCK	3.92%	4.51%
PZC	4.65%	5.15%
PCQ	4.18%	4.78%

19.	Are common shares of the Funds traded at a premium or discount?

As of December 31, 2024, each Fund traded at a discount to its respective NAV, as follows:

National Reorganizations

Fund	Market Price	Net Asset Value	Premium/(Discount)
PMF	$8.98	$9.20	(2.39%)
PMX	$7.36	$7.88	(6.60%)
PML	$8.09	$8.56	(5.49%)

New York Reorganizations

Fund	Market Price	Net Asset Value	Premium/(Discount)
PNF	$7.43	$8.54	(13.00%)
PYN	$5.67	$6.57	(13.70%)
PNI	$7.16	$8.26	(13.32%)

California Reorganizations

Fund	Market Price	Net Asset Value	Premium/(Discount)
PCK	$5.72	$6.59	(13.20%)
PZC	$6.87	$7.62	(9.84%)
PCQ	$9.04	$10.33	(12.49%)

For additional information about historical share prices, please see “Comparison of Share Price Data” in the Proxy Statement/Prospectus.

There can be no assurance that, after the Reorganizations, common shares of a combined Acquiring Fund will trade at, above or below NAV. In the Reorganizations, common shareholders of each Target Fund will receive common shares of the corresponding Acquiring Fund based on the relative NAVs (not the market values) of each respective Target Fund’s common shares. Immediately following the Reorganizations or thereafter, the market value of the common shares of each combined Acquiring Fund may be more or less than the market value of the common shares of the applicable Target Funds prior to the Reorganizations.

Questions and Answers – Voting

20.	Who is eligible to vote?

Common shareholders of record of each Acquiring Fund at the close of business on April 14, 2025 are entitled to be present and to vote on the applicable Proposal at the Special Meeting or any adjournments, postponements or delays thereof. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy.

Separately, the holders of the RVMTP Shares of each Target Fund will be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

21.	How do I vote?

You can vote in one of the following ways:

◾	By Internet (log on to the website listed on your proxy card(s));

◾	By telephone (call the toll-free number listed on your proxy card(s));

◾	By mail (using the enclosed postage prepaid envelope); or

◾	In person at the Special Meeting scheduled to occur at 9:00 a.m. Pacific time on June 27, 2025, at 650 Newport Center Drive, Newport Beach, CA 92660.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid additional solicitation efforts. Please refer to the enclosed proxy card(s) for instructions for voting by telephone, Internet or mail.

22.	Who should I call if I have questions?

If you have questions about the Proposals described in the Proxy Statement/Prospectus, please call Sodali Fund Services, the proxy solicitor, toll free at 833-876-6762. If you have any questions about voting procedures, please call the number listed on your proxy card(s). Representatives will be available Monday through Friday from 10 a.m. to 11 p.m. Eastern time and Saturday from 12 p.m. to 5 p.m. Eastern time.

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED APRIL 4, 2025

PIMCO MUNICIPAL INCOME FUND

PIMCO MUNICIPAL INCOME FUND II

PIMCO MUNICIPAL INCOME FUND III

PIMCO NEW YORK MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND II

PIMCO NEW YORK MUNICIPAL INCOME FUND III

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

650 Newport Center Drive

Newport Beach, California 92660

(844) 337-4626

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF EACH OF PIMCO

MUNICIPAL INCOME FUND II, PIMCO NEW YORK MUNICIPAL INCOME FUND II AND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

TO BE HELD

ON JUNE 27, 2025

This Joint Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), including the documents incorporated by reference herein, is also available at pimco.com/closedendfunds.

JOINT PROXY STATEMENT/PROSPECTUS

DATED [ ], 2025

Joint Special Meeting of Shareholders of Each of PIMCO Municipal Income Fund II,

PIMCO New York Municipal Income Fund II and PIMCO California Municipal Income

Fund

To be held on June 27, 2025

This Proxy Statement/Prospectus is furnished to holders of common shares of beneficial interest and to holders of preferred shares of each of each of PIMCO Municipal Income Fund (“PMF”), PIMCO Municipal Income Fund II (“PML”), PIMCO Municipal Income Fund III (“PMX”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO New York

Municipal Income Fund III (“PYN”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC”) (collectively, the “Funds”) to provide information and, with respect to PML, PNI and PCQ (each, an “Acquiring Fund”), to solicit proxies in connection with the following Reorganizations (as defined below) that have been approved by the Funds’ Boards of Trustees (the “Board”):

1.	PMF and PMX (each, a “National Target Fund”) with and into PML (the “National Reorganizations”);

2.	PNF and PYN (each, a “New York Target Fund”) with and into PNI (the “New York Reorganizations”); and

3.

PCK and PZC (each, a “California Target Fund” and, together with the National Target Funds and New York Target Funds, the “Target Funds”) with and into PCQ (the “California Reorganizations” and, together with the National Reorganizations and New York Reorganizations, the “Reorganizations”).

No action is needed by the common shareholders of any Target Fund or the preferred shareholders of any Acquiring Fund. The Proxy Statement/Prospectus is furnished for informational purposes only to the shareholders of each Target Fund and the preferred shareholders of each Acquiring Fund and is not a solicitation of proxies from such shareholders.

Each Fund has one or more series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) outstanding. The holders of RVMTP Shares of each Target Fund will separately be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

The purpose of the joint special meeting of shareholders of each of the Acquiring Funds to be held at 650 Newport Center Drive, Newport Beach, CA 92660 on June 27, 2025, at 9:00 a.m. Pacific time (with any adjournments or postponements thereof, the “Special Meeting”), is to consider and act upon the below-listed proposals relating to the Reorganizations.3

1.

The common shareholders of PML, voting as a single class, are being asked to vote on the issuance of additional common shares of PML (the “PML Merger Shares”) to be issued to common shareholders of each National Target Fund in connection with the acquisition by PML of all of the assets and liabilities of each National Target Fund (the “National Proposal”).

2.

The common shareholders of PNI, voting as a single class, are being asked to vote on the issuance of additional common shares of PNI (the “PNI Merger Shares”) to be issued to common shareholders of each New York Target Fund in connection with the acquisition by PNI of all of the assets and liabilities of each New York Target Fund (the “New York Proposal”).

3.

The common shareholders of PCQ, voting as a single class, are being asked to vote on the issuance of additional common shares of PCQ (the “PCQ Merger Shares” and, together with the PML Merger Shares and PNI Merger Shares, the “Common Merger Shares”) to be issued to common shareholders of each California Target Fund in connection with the acquisition by PCQ of all of the assets and liabilities of each California Target Fund (the “California Proposal”).

3 The principal executive offices of the Funds are located at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019.

ii

4.	Shareholders of each Acquiring Fund to transact such other business as may properly come before the Special Meeting.

The Reorganizations are proposed to be effected such that each Target Fund will transfer all of its assets to the corresponding Acquiring Fund, and, in exchange, such Acquiring Fund will assume all of the liabilities of the Target Fund and deliver Common Merger Shares and RVMTP Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) having an aggregate net asset value equal to the value of the properties and assets of the Target Fund on such date less the value of the liabilities attributable to such shares assumed by the Acquiring Fund on such date. Immediately thereafter, each Target Fund will distribute Common Merger Shares and RVMTP Merger Shares of the applicable Acquiring Fund (and cash in lieu of fractional Common Merger Shares, if any) in complete liquidation to its shareholders of record as of the closing date of the Reorganization pro rata based on the shareholder’s interest in the Target Fund.

Each Fund has one or more series of RVMTP Shares outstanding. As part of each Reorganization, the outstanding RVMTP Shares of each Target Fund will be exchanged for new RVMTP Shares of the corresponding Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the corresponding series of RVMTP Shares of each such Target Fund (the “RVMTP Merger Shares”). Upon consummation of a Reorganization, each Target Fund will distribute the applicable Acquiring Fund’s newly-issued RVMTP Shares to the holders of such Target Fund’s RVMTP Shares in complete liquidation of such Target Fund. Each Target Fund’s RVMTP Shares will thereafter be canceled as part of the liquidation of such Target Fund.

After the Reorganizations, each Target Fund will be terminated and cease to be a separate fund. Such Target Fund’s common shareholders will become shareholders of the corresponding Acquiring Fund and such holders of RVMTP Shares of each Target Fund will become holders of the RVMTP Merger Shares of the corresponding Acquiring Fund.

Each Fund is a closed-end investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and is organized as a voluntary association under Massachusetts law (commonly referred to as a “Massachusetts business trust”). Each Fund is a “diversified company” for purposes of the 1940 Act, except for PNF and PYN, which are each a “non-diversified company.”

The common shares of each Fund are listed on the New York Stock Exchange (“NYSE”) under the symbols listed below.

Fund	Ticker Symbol
PIMCO Municipal Income Fund	PMF
PIMCO Municipal Income Fund II	PML
PIMCO Municipal Income Fund III	PMX
PIMCO New York Municipal Income Fund	PNF
PIMCO New York Municipal Income Fund II	PNI
PIMCO New York Municipal Income Fund III	PYN
PIMCO California Municipal Income Fund	PCQ
PIMCO California Municipal Income Fund II	PCK
PIMCO California Municipal Income Fund III	PZC

Following the closing of the Reorganizations, it is expected that the common shares of each Acquiring Fund, including its Common Merger Shares, will continue to be listed on the NYSE. Reports, proxy

iii

statements and other information concerning the Funds can be inspected at the offices of the NYSE at 11 Wall Street, New York, New York 10005.

[After careful consideration and upon recommendation of Pacific Investment Management Company LLC (“PIMCO”), the investment manager of each Fund, the Board unanimously agreed that each Reorganization is in the best interest of shareholders of the applicable Funds and unanimously recommends that common shareholders of PML vote “FOR” the National Proposal, that common shareholders of PNI vote “FOR” the New York Proposal and that common shareholders of PCQ vote “FOR” the California Proposal. No action is needed by the common shareholders of any Target Fund or by the preferred shareholders of any Acquiring Fund. The Proxy Statement/Prospectus is furnished for informational purposes only to the shareholders of each Target Fund and preferred shareholders of each Acquiring Fund and is not a solicitation of proxies from the shareholders of any Target Fund or preferred shareholders of any Acquiring Fund.] As noted above, the holders of the RVMTP Shares of each Target Fund will separately be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to a Target Fund will be contingent on the consent of the holders of such Target Fund’s RVMTP Shares, as applicable.

The Proxy Statement/Prospectus is expected to be first mailed to shareholders beginning on or about [May 9], 2025.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the Proposals or receiving any Common Merger Shares or RVMTP Merger Shares, if applicable. Please read it carefully and keep it for future reference. To obtain more information about the Funds, you may obtain a free copy of the annual and semi-annual shareholder reports and other information at pimco.com/closedendfunds, by calling toll free 844.33.PIMCO or by writing to the Funds at 650 Newport Center Drive Newport Beach, California 92660.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement/Prospectus:

◾	The Statement of Additional Information dated [ ], 2025, related to this Proxy Statement/Prospectus (the “SAI”); and

◾

The audited financial statements and related independent registered public accounting firm’s report for each Fund and the financial highlights for each Fund contained in the Funds’ Annual Report to shareholders of the Funds for the fiscal year ended December 31, 2024.

No other parts of the Funds’ Form N-CSR filings are incorporated by reference herein.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and the rules, regulations and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC. You also may view or obtain these documents from the SEC at www.sec.gov.

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card(s) to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a

iv

solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR THE U.S. COMMODITY FUTURES TRADING COMMISSION HAVE APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

v

PROPOSALS — ISSUANCE OF COMMON MERGER SHARES

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the SAI. Shareholders should read the entire Proxy Statement/Prospectus carefully.

Background

Each Fund is a closed-end investment company registered under the 1940 Act and organized as a Massachusetts business trust. Each Fund is a “diversified company” for purposes of the 1940 Act, except for PNF and PYN, which are each a “non-diversified company.”

Each Fund offers one class of common shares of beneficial interest and one or more classes of RVMTP Shares, as applicable. Each Fund has been in operation since the date indicated in the table below.

Fund	Inception Date
PMF	06/29/01
PML	06/28/02
PMX	10/31/02
PNF	06/29/01
PNI	06/28/02
PYN	10/31/02
PCQ	06/29/01
PCK	06/28/02
PZC	10/31/02

On March 26, 2025 the Board of each Fund approved proposals to reorganize each Target Fund into the corresponding Acquiring Fund, subject to the various shareholder approvals and other contingencies described below. Each Target Fund’s reorganization is subject to approval by the corresponding Acquiring Fund’s common shareholders to issue Common Merger Shares of such Acquiring Fund to be distributed to the applicable Target Fund’s common shareholders. Separately, the holders of the RVMTP Shares of each Target Fund will be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable. Approval by common shareholders of each Target Fund is not required or being requested in connection with the Reorganizations. The Proxy Statement/Prospectus is furnished for informational purposes only to the shareholders of each Target Fund and preferred shareholders of each Acquiring Fund and is not a solicitation of proxies from the shareholders of any Target Fund or preferred shareholders of any Acquiring Fund.

If the Reorganizations are consummated, common shareholders of each Target Fund would each receive Common Merger Shares of the corresponding Acquiring Fund (and cash in lieu of fractional Common Merger Shares, if any), based on each Target Fund’s net asset value (“NAV”) per common share in relation to the corresponding Acquiring Fund’s NAV per common share at the time of the applicable Reorganization.

In addition, if the Reorganizations are consummated, RVMTP Shares of each Target Fund will be exchanged for new RVMTP Shares of the corresponding Acquiring Fund, with an aggregate liquidation preference equal to, and other terms that are substantially identical to, those of the RVMTP Shares of the Target Fund. For each Target Fund, each Statement Establishing and Fixing the Rights and Preferences of Remarketable Variable Rate MuniFund Term Preferred Shares (“Statement of Rights”) for each series of RVMTP Shares is substantially identical to that of the corresponding series of RVMTP Shares of the Acquiring Fund. The rights, preferences and terms of each series of RVMTP Shares will not change as a result of the Reorganizations.

Following the Reorganizations, each Acquiring Fund will continue to be managed in accordance with its existing investment objectives and strategies. PML’s investment objective is to seek to provide current income exempt from federal income tax; PNI’s investment objective is to seek to provide current income exempt from federal, New York State and New York City income tax; and PCQ’s investment objective is to seek to provide current income exempt from federal and California income tax. In pursuing each Fund’s investment objective, PIMCO seeks to preserve and enhance the value of the Fund’s holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships.

The investment objective of each Target Fund and the corresponding Acquiring Fund are the same. The principal investment strategies of each Target Fund and the corresponding Acquiring Fund are also the same. In light of the similarities between the Funds’ investment objectives and principal investment strategies, the Funds are also subject to the same principal risks. A fuller comparison of the Funds’ principal investment strategies and risks is set forth below under “Comparison of Principal Investment Strategies” and “Risk Factors.”

The Reorganizations

The terms and conditions under which a Reorganization may be consummated are set forth in the applicable Agreement and Plan of Reorganization (the “Plan of Reorganization”). The terms of the Plan of Reorganization for each Reorganization are substantially similar. Significant provisions of the Plan of Reorganization are summarized here and under “Additional Information about the Reorganizations” below. However, this summary information is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The Board of each Fund has approved the applicable Plan of Reorganization.

Each Plan of Reorganization provides, among other things, for the following:

1.	the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund and the assumption by such Acquiring Fund of the liabilities of such corresponding Target Fund;

2.

the delivery by the Acquiring Fund to the Target Fund of Common Merger Shares and RVMTP Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) having an aggregate net asset value equal to the value of the properties and assets of the Target Fund less the value of the liabilities attributable to such shares assumed by the Acquiring Fund on such date;

3.

the distribution of the Acquiring Fund’s Common Merger Shares and RVMTP Merger Shares, if applicable, (and cash in lieu of fractional Common Merger Shares, if any) pro rata to the shareholders of each corresponding Target Fund; and

4.	the subsequent termination, dissolution and complete liquidation of each Target Fund.

If the Proposals are approved, the Reorganizations are expected to close on or about August 1, 2025, subject to PIMCO’s market outlook and operational considerations, the shareholder approvals described above and the satisfaction of applicable regulatory requirements and customary closing conditions (the “Closing Date”).

You will not incur additional fees or charges of any kind in connection with the Reorganizations. However, the Funds will continue to pay transaction costs associated with repositioning the Funds’ portfolios and/or transferring certain assets to the corresponding Acquiring Fund in connection with the Reorganizations, as well as normal Fund operations, including brokerage or trading expenses, if any. In light of the existing similarities in the Funds’ investment strategies and holdings, PIMCO generally does not expect to restructure the Target Funds’ portfolios or reposition their holdings to a significant extent prior to or shortly after the Reorganizations in order to align with the corresponding Acquiring Fund’s investment strategies. However, based on each Target Fund’s portfolio as of December 31, 2024, the estimated portfolio transaction costs related to transferring certain assets to the corresponding Acquiring Fund in connection with the Reorganizations would be expected to be as shown in the table below. However, actual transaction costs may vary significantly and will depend on market conditions and each Target Fund’s portfolio holdings at the time.

National Reorganizations

Fund	Estimated Portfolio Transaction Costs as a Percentage of Net Assets
PMF	0.00%
PMX	0.00%
PML	0.00%

New York Reorganizations

Fund	Estimated Portfolio Transaction Costs as a Percentage of Net Assets
PNF	0.01%
PYN	0.01%
PNI	0.01%

California Reorganizations

Fund	Estimated Portfolio Transaction Costs as a Percentage of Net Assets
PCK	0.00%
PZC	0.00%
PCQ	0.00%

Tax Considerations

The Reorganizations are expected to qualify as tax-free reorganizations for U.S. federal income tax purposes. Accordingly, it is expected that the Target Funds, the Acquiring Funds and their respective shareholders generally will not recognize any gain or loss as a result of the Reorganizations for U.S. federal income tax purposes other than (i) any gain or loss from the close of a Target Fund’s taxable year or transfers of certain assets, (ii) any gain or loss from portfolio repositioning, if any, in connection with a

Reorganization, and (iii) any gain or loss with respect to cash received by Target Fund common shareholders in lieu of fractional Common Merger Shares. Capital gains or losses realized in connection with any repositioning of a Target Fund’s portfolio will depend on the value of such Target Fund’s assets at the actual time of repositioning, if any.

The taxable year of each Target Fund will end as a result of the Reorganizations, which may result in the recognition of additional gain or loss by the Target Funds. Each Target Fund is currently anticipated to pay a distribution of all of its undistributed investment company taxable income and net realized capital gains, including any gains resulting from any repositioning of the Target Fund’s portfolio (as reduced by any available capital loss carryforwards) in connection with the Reorganizations, which distribution may be taxable to shareholders. As a result, shareholders of each Target Fund may pay more in taxes or pay taxes sooner than they would have had the Reorganizations not occurred.

The aggregate tax basis in the corresponding Acquiring Fund Common Merger Shares and/or RVMTP Merger Shares that Target Fund shareholders receive is generally expected to be the same as the aggregate tax basis in such shareholders’ Target Fund shares immediately prior to the Reorganization, less the basis of fractional Common Merger Shares in lieu of which a shareholder receives cash. In addition, if Target Fund shareholders hold their Target Fund shares as a capital asset on the date of the exchange, the holding period for the corresponding Acquiring Fund Common Merger Shares and RVMTP Merger Shares, if applicable, received is generally expected to include the periods during which such shareholders held such Target Fund shares.

Each Fund anticipates receiving a legal opinion as to these and other expected U.S. federal income tax consequences of the applicable Reorganization. The legal opinions will be based in part upon certain assumptions and upon certain representations made by the Funds. It is possible that the Internal Revenue Service (“IRS”) or a court could disagree with this legal opinion and determine that a Reorganization does not qualify as a tax-free reorganization and is thus taxable and the applicable Target Fund and Target Fund shareholders would recognize gain or loss, if any, as a result of the Reorganization.

Shareholders should consult their tax advisers about state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganizations. For more information, please see the section “Federal Income Tax Consequences.”

Reasons for the Reorganizations and Board Considerations

[The Board of each Fund considered and discussed matters relating to the Reorganizations at a joint meeting of the Boards held on March 26, 2025. In connection with the Board meeting, PIMCO provided information to the Boards about the Reorganizations, including about PIMCO, and responded to a number of questions and additional requests for information from the Trustees. The Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”) also met separately with their independent counsel to consider and discuss the Reorganizations. PIMCO recommended that the Trustees approve the Reorganizations. The Trustees reviewed the Reorganizations separately with respect to the interests of each Fund and its respective shareholders. After careful consideration, the Trustees, including the Independent Trustees, unanimously approved each Plan of Reorganization.

In approving the Reorganizations and recommending that applicable shareholders vote for the Proposals, the Board, including the Independent Trustees, determined that participation in the Reorganizations is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganizations. The determination to approve the Reorganizations was made on the basis of each Trustee’s business judgment after consideration of all of the factors deemed relevant to each Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

In approving each Plan of Reorganization, the Board of each Fund (with the advice and assistance of independent counsel to the Independent Trustees) considered the potential costs and benefits of the Reorganizations, including the following factors outlined below, based on the information provided by PIMCO. However, there can be no assurance that these or other benefits will be achieved. The considerations noted below are based on information as of March 26, 2025.

◾

Greater trading volume and secondary market liquidity. The larger asset base of each combined Acquiring Fund is expected to provide greater secondary market liquidity and increased trading volume relative to what each Fund were to experience if the Reorganizations were not to occur. This may result in potentially tighter bid-ask spreads and better trade execution for each combined Acquiring Fund’s common shareholders when purchasing or selling shares. This increased liquidity in each combined Acquiring Fund’s shares also may broaden the shareholder base and types of investors interested in purchasing Fund shares, which could further improve each combined Acquiring Fund’s trading volume and liquidity. The larger asset base of each combined Acquiring Fund, greater secondary market liquidity and increased trading volume may also increase the Fund’s ability to raise additional assets through potential at-the-market offerings, which could benefit Fund shareholders by way of NAV accretion and/or other factors. There may also be benefits from having fewer PIMCO closed-end funds with similar investment strategies in the market, including the potential for increased focus by investors on the remaining PIMCO funds in the market (including each combined Acquiring Fund) and additional attention by financial intermediaries due to the size of each combined Acquiring Fund.

◾

Impact on Fund fees and expenses. With respect to the impact of the Reorganizations on each Fund’s management fees and total annual expenses, the Board considered the following information. See the pro forma expense table and related assumptions under “Comparison of Fees and Expenses” below for more information.

○	With respect to the National Reorganizations, the contractual management fee rate of PML is lower than contractual management fee rates paid by each National Target Fund;

○	With respect to the New York Reorganizations, the contractual management fee rate of PNI is lower than contractual management fee rates paid by each New York Target Fund; and

○

With respect to the California Reorganizations, the contractual management fee rate of PCQ is lower than the contractual management fee rate paid by PZC and the same as the contractual management fee rate paid by PCK.

◾	The Boards also considered, among other things:

○

that the portfolio transaction costs to be borne by the Funds in connection with the Reorganizations could change, perhaps significantly, depending on market conditions and each Target Fund’s portfolio holdings prior to the Reorganizations;

○	the investment objectives of each Target Fund and the corresponding Acquiring Fund are the same;

○

the investment limitations, principal investment strategies and related risks of each Target Fund and the corresponding Acquiring Fund are the same, as described herein under “Comparison of Principal Investment Strategies” and “Risk Factors”;

○

in light of the existing similarities in the Funds’ investment strategies and holdings, PIMCO generally does not expect to restructure the Target Funds’ portfolios or reposition their holdings to a significant extent prior to or shortly after the Reorganizations in order to align with the corresponding Acquiring Fund’s investment strategies;

○

each Target Fund’s shareholders would receive substantially similar investment advisory and supervision and administration services from PIMCO as shareholders of the corresponding Acquiring Fund, and each Acquiring Fund’s contractual relationships and the terms of those contracts with PIMCO are substantially similar to those of the corresponding Target Funds;

○	the portfolio managers of the Target Funds and the applicable Acquiring Funds are the same and will not change as a result of the Reorganizations;

○	variations in the type and amount of leverage of the Funds over various time periods and the impact on the investment advisory fee and total expenses for those periods;

○

the relative performance (on a NAV and market price basis) of each Target Fund and the corresponding Acquiring Fund for the 1-, 3-, 5-, 10-year and since inception periods as well as the Funds’ historical distribution rates;

○

the Funds are all organized as Massachusetts business trusts and the common shareholders of each Fund have identical voting rights and rights with respect to payment of dividends and distributions of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights;

○

for each Target Fund, each Statement of Rights for each series of RVMTP Shares is substantially identical to that of the corresponding series of RVMTP Shares of the Acquiring Fund, and the rights, preferences and terms of each series of RVMTP Shares will not change as a result of the Reorganizations;

○

the aggregate NAV (not the market value) of the Common Merger Shares of each Acquiring Fund that common shareholders of each corresponding Target Fund will receive (and cash in lieu of fractional Common Merger Shares, if any) in the Reorganizations will equal the aggregate NAV (not the market value) of the common shares of the Target Funds that such shareholders own immediately prior to the Reorganizations, and the NAV of the shares of each Target Fund should not be diluted on the basis of NAV as a result of the Reorganizations;

○

that the Funds are expected to obtain a legal opinion to the effect that each Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and as a result each Target Fund, each Acquiring Fund and their respective shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Reorganizations, other than (i) any gain or loss recognized by a Target Fund from the close of its taxable year or transfers of certain assets, which may result in additional distributions to shareholders that may be taxable to such shareholders, and (ii) any gain or loss recognized by Target Fund common shareholders with respect to cash received in lieu of fractional Common Merger Shares;

○

The Reorganizations are not required to, and will not, be submitted to the shareholders of the Target Funds because the Reorganizations do not require approval by any Target Fund’s shareholders pursuant to Rule 17a-8 under the 1940 Act or any Target Fund’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-Laws; and

○	Target Fund shareholders who do not wish to become shareholders of the corresponding Acquiring Fund will have an opportunity to sell their Target Fund shares on the NYSE before the Reorganizations.

◾

Continuation of the Funds’ core investment strategies with the potential for greater access to investment opportunities. For shareholders of each Target Fund and each Acquiring Fund, the increased scale of the corresponding combined Acquiring Fund provides the potential for greater access to attractive investment opportunities identified by PIMCO and investment efficiencies for the combined Acquiring Fund, including the potential to trade in larger positions and at more favorable prices and transaction terms. The increased scale of each combined Acquiring Fund provides an opportunity for more efficient trading and implementation of the investment strategies.

The Boards also considered information from PIMCO relating to the historical and pro forma tax attributes (certain gains and losses) of the Funds, and the anticipated effect of the Reorganizations on the tax attributes of the Funds. The Boards considered information provided by PIMCO relating to the potential tax costs to each combined Acquiring Fund’s shareholders resulting primarily from the application of the loss limitation rules to each combined Acquiring Fund’s realized and unrealized pre-Reorganization losses, and PIMCO’s opinion that based on the Funds’ historical activities, the annual amounts of such limitations were expected to be sufficiently small to allow each combined Acquiring Fund to use the existing Funds’ losses without practical limitations, but there can be no assurance in that regard.

The Boards also considered each Reorganization might provide certain benefits to PIMCO. These benefits include providing PIMCO with an opportunity to retain certain assets under management currently attributable to the Target Funds and reputational benefits from managing a larger combined Acquiring Fund. These may include, for example, administrative and operational efficiencies, cost savings (such as custody and audit expenses), and a reduction in certain expenses paid to third parties by PIMCO under the Funds’ unified fee arrangements, as a result of the elimination of the Target Funds as separate funds and managing one portfolio rather than managing three separate portfolios.

The Boards also considered the effect of the unified fee structure and the expected impact to PIMCO that would result from the Reorganizations, including PIMCO paying one-time costs of the mergers, the reduced ongoing management fee revenue to PIMCO as well as estimated decreases to third-party administrative expenses borne by PIMCO. Boards considered the overall effect of the Reorganizations on PIMCO’s profitability from managing the Funds, including on a pro forma basis under various assumptions.

The Boards considered possible alternatives to the Reorganizations, including continuing to operate each Fund separately.

After consideration of these and other factors they deemed appropriate, the Boards (including the Independent Trustees voting separately) determined that the Reorganizations as proposed by PIMCO are in the best interests of the Funds and would not dilute the interests of the existing shareholders of the Funds. The Boards noted that if PML common shareholders do not approve the National Proposal, the National Reorganizations will not occur; that if PNI common shareholders do not approve the New York Proposal, the New York Reorganizations will not occur; and that if PCQ common shareholders do not approve the California Proposal, the California Reorganizations will not occur.]

Separately, the holders of the RVMTP Shares of each Target Fund will be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

Common shareholders of the Acquiring Funds may also wish to take these factors into consideration when determining whether to vote FOR the applicable Proposal.

Board Recommendation

After careful consideration and upon the recommendation of PIMCO:

◾	The Board of PML recommends that the common shareholders of PML, voting as a single class, vote “FOR” the National Proposal, which would result in the National Reorganizations being consummated.

◾	The Board of PNI recommends that the common shareholders of PNI, voting as a single class, vote “FOR” the New York Proposal, which would result in the New York Reorganizations being consummated.

◾	The Board of PCQ recommends that the common shareholders of PCQ, voting as a single class, vote “FOR” the California Proposal, which would result in the California Reorganizations being consummated.

Comparison of Investment Objectives

The investment objective of each Target Fund and the corresponding Acquiring Fund are the same, as shown below.

◾	National Reorganizations. The investment objective of each of PMF, PMX and PML is to seek to provide current income exempt from federal income tax.

◾	New York Reorganizations. The investment objective of each of PNF, PYN and PNI is to seek to provide current income exempt from federal, New York State and New York City income tax.

◾	California Reorganizations. The investment objective of each of PCK, PZC and PCQ is to seek to provide current income exempt from federal and California income tax.

Following the Reorganizations, the combined Acquiring Funds will be managed in accordance with the Acquiring Funds’ existing investment objectives.

Each Fund cannot change its respective investment objective without the approval of the holders of a “majority of the outstanding” shares of the Fund. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Comparison of Fees and Expenses

Each Fund pays for the advisory, supervisory and administrative services each requires under what is essentially an all-in fee structure (the “unified management fee”) to PIMCO. Pursuant to an investment management agreement between PIMCO and the Funds (the “IMA”), each Fund has agreed to pay PIMCO an annual fee, payable monthly, based on a percentage of the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding), for the services rendered, for the facilities PIMCO provides and for certain expenses borne by PIMCO pursuant to the IMA. The Funds (and not PIMCO) are responsible for certain fees and expenses that are not covered by the unified management fee under the IMA.

The level of expense savings (or increases) resulting from the Reorganizations will vary depending on the resulting size of each combined Acquiring Fund.

The following tables compare the management fees and other expenses of the Funds and the estimated pro forma expenses that PIMCO estimates each combined Acquiring Fund will bear after giving effect to the Reorganizations.

Contractual Management Fees. The tables below reflect the current contractual management fee rate for each Acquiring Fund and each corresponding Target Fund relative to the proposed contractual management fee for the applicable combined Acquiring Fund. The contractual management fee rate is based on each Fund’s average daily net asset value (including daily net assets attributable to any preferred shares outstanding).

National Reorganizations.

Fund	Current Contractual Management Fee	Proposed Combined Acquiring Fund Contractual Management Fee	Increase/(Decrease) from Current Contractual Management Fee
PMF	0.705%	0.685%	(0.020%)
PMX	0.705%		(0.020%)
PML	0.685%		0%

New York Reorganizations.

Fund	Current Contractual Management Fee	Proposed Combined Acquiring Fund Contractual Management Fee	Increase/(Decrease) from Current Contractual Management Fee
PNF	0.770%	0.735%	(0.035%)
PYN	0.860%		(0.125%)
PNI	0.735%		0%

California Reorganizations.

Fund	Current Contractual Management Fee	Proposed Combined Acquiring Fund Contractual Management Fee	Increase/(Decrease) from Current Contractual Management Fee

PZC	0.715%	0.705%	(0.010%)
PCK	0.705%		0%
PCQ	0.705%		0%

Total Operating Expenses

The following tables show the fees and expenses of each Fund based on net assets as of December 31, 2024, and pro forma expenses for each combined Acquiring Fund. The tables are intended to assist investors in understanding the fees and expenses (annualized) that an investor in the Funds or the combined Acquiring Funds would bear, directly or indirectly. The tables below reflect the use of leverage in the form of preferred shares in an amount approximately equal to 41.69% of PMF’s, 40.55% of PMX’s, 39.23% of PML’s, 36.13% of PNF’s, 40.34% of PYN’s, 40.93% of PNI’s, 41.02% of PZC’s, 43.01% of PCK and 41.25% of PCQ’s total managed assets, which reflects the approximate percentage of each Fund’s total managed assets attributable to such leverage during the fiscal year ended December 31, 2024. During the 2024 fiscal year, the Funds underwent changes to the leverage they utilized by redeeming all auction rate preferred shares (“ARPS”), issuing new series of RVMTP Shares to replace the ARPS, and increasing the spreads on certain RVMTP Shares series. The tables below include ARPS expenses. The table with respect to the National Reorganizations also reflects the use of leverage by PML in the form of floating rate notes issues outstanding in an amount approximately equal to 0.80% of PML’s total managed assets during the fiscal year ended December 31, 2024. While each Fund is able to utilize floating rate notes issued as a form of leverage, only PML does so during and as of December 31, 2024. The pro forma figures in the tables also reflect the use of leverage in the form of preferred shares for each combined Acquiring Fund equal to 39.90% of PML’s, 39.03% of PNI’s and 40.85% of PCQ’s average daily net assets, reflecting the estimated leverage of such combined Acquiring Fund based on, among other matters, each combined Acquiring Fund assuming the leverage of the relevant Acquired Funds during the fiscal year ended December 31, 2024. The tables show Fund expenses as a percentage of net assets attributable to common shares. The leverage percentages above do not reflect a Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The tables below assume that the Reorganizations took place on January 1, 2024. The extent of a Fund’s assets attributable to leverage and its associated expenses are likely to vary (perhaps significantly) from these assumptions.

National Reorganizations

	PMF	PMX	PML	Pro Forma Combined Acquiring Fund
Management Fee*	1.20%	1.18%	1.12%	1.14%
Dividend Cost on Preferred Shares**	1.01%	0.83%	0.72%	0.81%
Interest Payments on Borrowed Funds ***	2.52%	2.52%	2.47%	2.49%
Other Expenses****	0.14%	0.11%	0.10%	0.11%

Total Annual Expenses*****	4.88%	4.64%	4.41%	4.55%

New York Reorganizations

	PNF	PYN	PNI	Pro Forma Combined Acquiring Fund
Management Fee*	1.20%	1.43%	1.24%	1.21%
Dividend Cost on Preferred Shares**	0.84%	1.15%	0.94%	0.94%
Interest Payments on Borrowed Funds ***	1.99%	2.26%	2.49%	2.27%
Other Expenses****	0.17%	0.24%	0.18%	0.19%
Total Annual Expenses*****	4.20%	5.09%	4.85%	4.61%

California Reorganizations

	PZC	PCK	PCQ	Pro Forma Combined Acquiring Fund
Management Fee*	1.21%	1.19%	1.19%	1.19%
Dividend Cost on Preferred Shares**	0.87%	0.78%	0.95%	0.86%
Interest Payments on Borrowed Funds***	2.54%	2.59%	2.51%	2.55%
Other Expenses****	0.12%	0.12%	0.12%	0.12%
Total Annual Expenses*****	4.73%	4.69%	4.78%	4.72%

* “Management Fee” includes fees payable to PIMCO for advisory services and for supervisory, administrative and other services. Each Fund pays, and each combined Acquiring Fund is expected to pay, for the advisory, supervisory and administrative services it requires under the unified management fee. Pursuant to an investment management agreement, PIMCO is paid a management fee at the rates reflected in the table as a percentage of the Funds’ average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding). Each Fund (and not PIMCO) will be responsible for certain fees and expenses, which are reflected in the table above, that are not covered by the unified management fee under the investment management agreement.

** Reflects each Fund’s outstanding ARPS averaged over the fiscal year ended December 31, 2024, which represented 10.90% of PMF’s, 8.97% of PMX’s, 8.11% of PML’s, 10.09% of PNI’s, 12.57% of PYN’s, 9.87% of PNF’s, 9.34% of PZC’s, 10.49% of PCK’s and 10.19% of PCQ’s total average managed assets (including the liquidation preference of outstanding ARPS and RVMTP

Shares and, in the case of PML only, assets attribute to floating rate notes issued), at an estimated annual dividend rate to the Fund of 5.46 % for PMF, 5.51% for PMX, 5.40% for PML, 5.52% for PNI, 5.48% for PYN, 5.48% for PNF, 5.50% for PZC, 4.42% for PCK and 5.50% for PCQ (based on the weighted average ARPS dividend rate during the fiscal year ended December 31, 2024).

*** Reflects each Fund’s outstanding RVMTP Shares averaged over the fiscal year ended December 31, 2024, which represented 30.79% of PMF’s, 31.59% of PMX’s, 31.12% of PML’s, 30.84% of PNI’s, 27.77% of PYN’s, 26.27% of PNF’s, 31.69% of PZC’s, 32.52% of PCK’s and 31.06% of PCQ’s total average managed assets (including the liquidation preference of outstanding ARPS and RVMTP Shares and, in the case of PML only, assets attribute to floating rate notes issued), at an estimated annual interest rate to the Fund of 4.82% for PMF, 4.82% for PMX, 4.82% for PML, 4.87% for PNI, 4.92% for PYN, 4.92% for PNF, 4.77% for PZC, 4.77% for PCK and 4.77% for PCQ, which is the weighted average interest rate during the fiscal year ended December 31, 2024. The actual amount of interest expense borne by each Fund will vary over time in accordance with the level of the Fund’s use of applicable leverage positions and variations in market interest rates.

**** Other expenses are estimated for the Fund’s current fiscal year ending December 31, 2025.

***** “Dividend Cost on Preferred Shares”, including distributions on ARPS, and “Interest Payments on Borrowed Funds” are borne by each Fund separately from management fees paid to PIMCO. Excluding these expenses, Total Annual Fund Operating Expenses are 1.34% for PMF, 1.29% for PMX, 1.22% for PML, 1.42% for PNI, 1.68% for PYN, 1.37% for PNF, 1.33% for PZC, 1.31% for PCK and 1.32% for PCQ. Excluding only distributions on ARPS of 1.01% for PMF, 0.83% for PMX, 0.72% for PML, 0.94% for PNI, 1.15% for PYN, 0.84% for PNF, 0.87% for PZC, 0.78% for PCK and 0.95% for PCQ, Total Annual Fund Operating Expenses are 3.86% for PMF, 3.81% for PMX, 3.69% for PML, 3.91% for PNI, 3.94% for PYN, 3.36% for PNF, 3.87% for PZC, 3.90% for PCK and 3.83% for PCQ.

Expense Example

The level of expenses incurred by each combined Acquiring Fund will vary depending on the resulting size of such combined Acquiring Fund. There can be no assurance that future expenses will not increase or that any expected expense savings for any Fund will be realized.

The examples below illustrate the expenses that shareholders would pay on a $1,000 investment in common shares of each Fund, at NAV, including each combined Acquiring Fund, assuming (1) that the Reorganizations had occurred on December 31, 2024, (2) that each Fund’s net assets do not increase or decrease, (3) that the Fund incurs total annual expenses at the rate shown in the total annual operating expenses table above in years 1 through 10 (assuming outstanding leverage between 37% and 41% of the total managed assets of each Fund), and (4) a 5% annual return.

The expense example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds, Dividend Cost on Preferred Shares and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

National Reorganizations

Fund	1 Year	3 Years	5 Years	10 Years
PMF	$49	$147	$245	$491
PMX	$46	$140	$234	$472
PML	$44	$133	$224	$454
Pro Forma Combined Acquiring Fund	$46	$137	$230	$465

New York Reorganizations

Fund	1 Year	3 Years	5 Years	10 Years
PNF	$42	$128	$214	$437
PYN	$51	$152	$254	$507
PNI	$49	$146	$243	$489
Pro Forma Combined Acquiring Fund	$46	$139	$233	$470

California Reorganizations

Fund	1 Year	3 Years	5 Years	10 Years
PCK	$47	$141	$236	$476
PZC	$47	$142	$238	$479
PCQ	$48	$144	$240	$483
Pro Forma Combined Acquiring Fund	$47	$142	$238	$479

Comparison of Principal Investment Strategies and Fundamental Investment Restrictions

Principal Investment Strategies. The principal investment strategies of each Target Fund and the corresponding Acquiring Fund are the same. A comparison of investment strategies and policies of the Funds is set forth below.

◾	National Reorganizations

Under normal circumstances, each of PMF, PML and PMX invests at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from regular federal income taxes (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax). These may include, but are not limited to, investments in loans, pools of loans, mortgages, pools of mortgages, and other debt instruments, as to which there is an opinion that income therefrom is exempt from regular federal income taxes, such as certain affordable housing loans, etc. Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.

For each of PML, PMF and PMX, the municipal bonds in which the Fund invests are generally issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city.

◾	New York Reorganizations

Under normal circumstances, each of PNF, PNI and PYN invests at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable) is exempt from regular federal, New York State and New York City income taxes (i.e., excluded from gross income for federal, New York State and New York City income tax purposes but not necessarily exempt from the federal alternative minimum tax (“New York Municipal Bonds”)). These may include, but are not limited to, investments in loans, pools of loans, mortgages, pools of mortgages, and other debt instruments, as to which there is an opinion that income therefrom is exempt from regular federal, New York State and New York City income taxes, etc. Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.

For each of PNF, PNI and PYN, the New York Municipal Bonds in which the Fund invests are generally issued by the State of New York, a city in New York (including New York City) or a political subdivision, agency, authority or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from New York, New York City and federal income taxes.

Each of PNF, PNI and PYN may also invest up to 10% of its net assets in municipal bonds issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city, the interest from which is not exempt from New York and New York City income taxes.

◾	California Reorganizations

Under normal circumstances, each of PCQ, PCK and PZC invests at least 90% of its net assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by PIMCO to be reliable), is exempt from regular federal and California income taxes (i.e., excluded from gross income for federal and California income tax purposes but not necessarily exempt from the federal alternative minimum tax (“California Municipal Bonds”)). These may include, but are not limited to, investments in loans, pools of loans, mortgages, pools of mortgages, and other debt instruments, as to which there is an opinion that income therefrom is exempt from regular federal and California income taxes, such as certain affordable housing loans, etc. Subject to its other investment policies, the Fund may invest up to 20% of its total assets in investments the interest from which is subject to the federal alternative minimum tax.

For each of PCQ, PCK and PZC, the California Municipal Bonds in which the Fund invests are generally issued by the State of California, a city in California, or a political subdivision, agency, authority, or instrumentality of such state or city, but may be issued by other U.S. states and/or U.S. territories, the interest from which is exempt from California and federal income taxes.

Each of PCQ, PCK and PZC may also invest up to 10% of its net assets in municipal bonds issued by a U.S. state or territory, a city in a U.S. state or territory, or a political subdivision, agency, authority, or instrumentality of such state, territory or city, the interest from which is not exempt from California income taxes.

●

All Funds. Each Fund invests at least 80% of its net assets in municipal bonds that are, at the time of purchase, rated “investment grade” by at least one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but determined by PIMCO to be of comparable quality. “Investment grade” means a rating, in the case of Moody’s, of Baa3 or higher, or in the case of S&P and Fitch, of BBB- or higher. Each Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba or B or lower by Moody’s, BB or B or lower by S&P or Fitch or that are unrated but judged to be of comparable quality by PIMCO. These bonds are rated below investment grade and are commonly known as “high yield securities” or “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “junk bonds.” Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

Each Fund’s investment in municipal bonds may be based on PIMCO’s belief that they have attractive yield and/or total return potential. Each Fund attempts to produce returns relative to the municipal bond market generally by prudent selection of municipal bonds. The Funds may invest in bonds associated with a particular municipal market sector (for example, electric utilities), issued by a particular municipal issuer, or having particular structural characteristics, that PIMCO believes may be undervalued. PIMCO may purchase such a bond for a Fund’s portfolio because it represents a market sector or issuer that PIMCO considers undervalued. For example, municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) could be undervalued if there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued.

Also included within the general category of municipal bonds in which each Fund may invest are loans (including participations and assignments of loans and loans originated by the Fund) and participations in lease obligations. A lease obligation is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local tax in the state of issuance. Lease obligations may be secured or unsecured. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged.

Each Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Each such Fund may do so for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio (and thereby decreasing the Fund’s exposure to interest rate risk). The rate of interest on an income-producing security may be fixed, floating or variable.

Each Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value and overall credit risk posed by investments in such securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income.

Each Fund may buy and sell municipal bonds on a when-issued, delayed delivery or forward commitment basis, making payment or taking delivery at a later date. Each Fund may invest in floating rate debt instruments (“floaters”), including inverse floaters, and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Each Fund may invest in and/or originate loans, including, without limitation, to, on behalf of, authorized by, sponsored by, and/or in connection with a project for which authority and responsibility lies with one or more U.S. states or territories, cities in a U.S. state or territory, or political subdivisions, agencies, authorities or instrumentalities of such states, territories or cities, which may be in the form of whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. This may include loans to public or private firms or individuals, such as in connection with housing development projects. When investing in or originating loans, each Fund is not restricted by any particular credit risk criteria and/or qualifications. Each Fund also is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower, other than pursuant to any applicable law. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) in order to qualify as a “regulated investment company” (“RIC”). The loans acquired by a Fund may be “municipal bonds” (including of a particular state) for purposes of the Fund’s investment policies to invest a certain minimum of their assets in securities that produce income that is exempt from federal income tax and, as applicable, the income taxes of a particular state, or may be loans that produce income that is subject to applicable regular income tax, subject to the Fund’s investment limits. A Fund may seek to originate loans through its wholly-owned subsidiaries (each, a “Subsidiary” and for purposes of this disclosure, references to the Fund originating loans also shall refer to a loan originated by any applicable Subsidiary - accordingly, the Fund intends to “look through” any Subsidiary for purposes of determining compliance of loan-related investments with any applicable investment guidelines or covenants of any borrowings or preferred shares of the Fund, if any).

For tax or other structuring reasons, each Fund may purchase a loan or debt investment structured as an equity interest (e.g., a joint venture interest). Each Fund may invest in trust certificates issued in tender option bond (“TOB”) programs. In these programs, a trust typically issues two classes of certificates, floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals”), and seeks to use the proceeds to purchase municipal securities having longer maturities and that may bear interest at a higher fixed interest rate than prevailing short-term tax-exempt rates. Service providers of such trusts may have recourse against a Fund in certain cases, such as if the Fund holds recourse TOB Residuals. Each Fund may invest in both non-recourse and recourse TOB Residuals to leverage its portfolio.

Each Fund may also invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. Each Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. Each Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder of an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Each Fund may invest in securities of other open-or closed-end investment companies (including those advised by PIMCO), including, without limitation, exchange-traded funds, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. Each Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. Each Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. Each Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, each Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of each Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent each Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments.

Each Fund generally intends to invest primarily in municipal bonds with longer-term maturities (for example, 15-30 years), but may invest in bonds of any maturity and otherwise seek a shorter average weighted maturity of its portfolio.

Each Fund may purchase and sell (write) a variety of derivatives, such as put options and call options on securities, short sales, credit default swaps, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts for hedging purposes or as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments.

Each Fund may invest without limit in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

Fundamental Investment Restrictions. A comparison of the fundamental investment restrictions of the Funds is set forth below.

◾	National Reorganizations

The fundamental investment restrictions of each National Target Fund and PML are the same. Each National Target Fund and PML may not:

1.

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

3.

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

4.

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

5.

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.	Make loans, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Each National Target Fund and PML has also adopted a fundamental policy to, under normal circumstances, invest at least 80% of its “assets” (as that term is defined in Rule 35d-1 under 1940 Act), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal income tax (not including, for these purposes, the federal alternative minimum tax). Rule 35d-1 currently defines “assets” to mean “net assets, plus the amount of any borrowings for investment purposes.” Amendments to Rule 35d-1 under the 1940 Act adopted in September 2023 modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of Rule 35d-1. Accordingly, changes to a Fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to the Fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval.

◾	New York Reorganizations

The fundamental investment restrictions of each New York Target Fund and PNI are the same, except that PNI, unlike PNF and PYN, has adopted a fundamental investment policy to be a “diversified company” for purposes of the 1940 Act, as noted below. Each New York Target Fund and PNI may not:

1.

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

3.

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

4.

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Make loans, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Each New York Target Fund and PNI has also adopted a fundamental policy to, under normal circumstances, invest at least 80% of its “assets” (as that term is defined in Rule 35d-1 under the 1940 Act), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and New York state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement. Rule 35d-1 currently defines “assets” to mean “net assets, plus the amount of any borrowings for investment purposes.” Amendments to Rule 35d-1 under the 1940 Act adopted in September 2023 modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of Rule 35d-1. Accordingly, changes to a Fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to the Fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval.

Unlike PNF and PYN, PNI, as a fundamental policy, with respect to 75% of the Fund’s total assets, the Fund may also not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

◾	California Reorganizations

The fundamental investment restrictions of each California Target Fund and PCQ are the same. Each California Target Fund and PCQ may not:

1.

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

3.

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

4.

Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Make loans, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, each California Target Fund and PCQ, as a fundamental policy, may not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

Each California Target Fund and PCQ has also adopted a fundamental policy to, under normal circumstances, invest at least 80% of its “assets” (as that term is defined in Rule 35d-1 under the 1940 Act), measured at the time of investment, in investments the income from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from federal and California state income taxes. For purposes of this policy, the Fund may count investments that generate income subject to the alternative minimum tax toward the 80% investment requirement. Rule 35d-1 currently defines “assets” to mean “net assets, plus the amount of any borrowings for investment purposes.” Amendments to Rule 35d-1 under the 1940 Act adopted in September 2023 modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of Rule 35d-1. Accordingly, changes to a Fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to the Fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval.

Comparison of Management

PIMCO serves as the investment manager for each Fund. Following the Reorganizations, PIMCO would continue to serve as investment manager to each combined Acquiring Fund. In pursuing each Fund’s investment objective, PIMCO seeks to preserve and enhance the value of the Fund’s holdings relative to the municipal bond market generally, and may use proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships. Each Fund has the same Board of Trustees, custodian, transfer agent, legal counsel, and independent registered public accounting firm, and the Board and service providers are expected to continue acting in the same capacities for each combined Acquiring Fund.

The portfolio managers of each Acquiring Fund will continue to be primarily responsible for the day-to-day management of the combined Acquiring Fund following the Reorganizations. David Hammer and Kyle Christine are currently portfolio managers of each Fund and would continue to serve as portfolio managers of each combined Acquiring Fund.

Mr. Hammer is a Managing Director and municipal bond portfolio manager in PIMCO’s Newport Beach office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

Mr. Christine is a Senior Vice President and municipal bond portfolio manager in PIMCO’s Newport Beach office. He is a portfolio manager on PIMCO’s municipal bond fund complex, including investment grade, high yield, state-specific, closed-end funds, and interval funds. He is also a member of the insurance solutions team for multi-asset insurance accounts and has previously served as a rotating member of PIMCO’s Americas portfolio committee. Prior to joining PIMCO in 2017, he was an institutional high yield and taxable municipal bond trader at Morgan Stanley. He has investment and financial services experience since 2013 and holds an undergraduate degree from Union College (NY).

Comparison of Use of Leverage

Each Fund currently utilizes leverage principally through its outstanding preferred shares and TOB programs. Each Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments. Each Fund may increase leverage, such as by determining to issue other types of preferred shares, or determine to decrease the leverage it currently maintains, such as by redeeming its outstanding preferred shares or unwinding TOBs and may or may not determine to replace such leverage through other sources.

Depending upon market conditions and other factors, a Fund may or may not determine to add leverage following a common share offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of common shares in such offering. Each Fund utilizes certain kinds of leverage, including, without limitation, preferred shares and TOBs, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. If a Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of common shares that ultimately will be sold in an offering or series of offerings. To the extent that a Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to common shareholders.

The table below shows the amount and source of leverage as a percentage of total managed assets (rounded to the nearest percentage) used across the Funds as of December 31, 2024.

National Reorganizations

Fund	Total Effective Leverage	Reverse Repurchase Agreements	Credit Default Swaps	Preferred Shares	Floating Rate Notes Issues
PMF	42%	0%	0%	42%	0%
PMX	41%	0%	0%	41%	0%
PML	41%	0%	0%	40%	1%

New York Reorganizations

Fund	Total Effective Leverage	Reverse Repurchase Agreements	Credit Default Swaps	Preferred Shares	Floating Rate Notes Issues
PNF	38%	0%	0%	38%	0%
PYN	41%	0%	0%	41%	0%
PNI	41%	0%	0%	41%	0%

California Reorganizations

Fund	Total Effective Leverage	Reverse Repurchase Agreements	Credit Default Swaps	Preferred Shares	Floating Rate Notes Issues
PCK	41%	0%	0%	41%	0%
PZC	41%	0%	0%	41%	0%
PCQ	41%	0%	0%	41%	0%

In general, PIMCO does not expect to change the way in which the combined Acquiring Funds use leverage following the Reorganizations, including with respect to the types of leverage utilized and the historical range of each Acquiring Fund’s leverage ratio as a percentage of total managed assets. As such, it is not expected that the Reorganizations will have a material impact on any of the Acquiring Fund’s leverage levels or composition. However, the combined Acquiring Funds will continue to use different kinds of leverage opportunistically and may choose to increase, decrease or eliminate leverage from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Comparison of Share Price Data

Common shares of closed-end investment companies, such as the Funds, frequently trade at prices lower than NAV. Shares of closed-end investment companies have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV. It is not possible to determine whether the common shares of each combined Acquiring Fund will trade at a premium or discount to NAV following the Reorganizations, or what the extent of any such premium or discount might be.

In addition to NAV, market price may be affected by factors relating to a Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any leverage used by the Fund, levels of interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar factors relating to the Fund’s portfolio holdings. As a result, the market price of a Fund’s common shares may be greater or less than NAV per share. Upon the closing of the Reorganizations, it is expected that the common shares of each combined Acquiring Fund will continue to be listed on the NYSE.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of each Fund’s common shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share.

National Reorganizations

PMF

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) As a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
Quarter Ended 12/31/24	$10.38	$8.88	$9.80	$9.05	7.42%	(2.94%)
Quarter Ended 9/30/24	$10.32	$9.07	$9.79	$9.40	6.17%	(5.82%)
Quarter Ended 6/30/24	$9.35	$8.90	$9.56	$9.21	0.00%	(5.31%)
Quarter Ended 3/31/24	$9.73	$9.22	$9.75	$9.40	0.74%	(4.73%)

PMX

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) As a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
Quarter Ended 12/31/24	$8.52	$7.23	$8.38	$7.76	1.67%	(7.66%)
Quarter Ended 9/30/24	$8.33	$7.63	$8.37	$8.05	0.12%	(8.00%)

Quarter Ended 6/30/24	$7.88	$7.20	$8.18	$7.87	(2.72%)	(10.56%)
Quarter Ended 3/31/24	$7.63	$7.10	$8.32	$ 8.04	(6.73%)	(11.90%)

PML

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) As a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
Quarter Ended 12/31/24	$9.52	$8.02	$9.08	$8.44	5.35%	(5.97%)
Quarter Ended 9/30/24	$9.39	$8.40	$9.06	$8.73	4.22%	(5.74%)
Quarter Ended 6/30/24	$8.68	$8.12	$8.87	$8.56	(0.35%)	(6.24%)
Quarter Ended 3/31/24	$8.63	$8.10	$9.03	$8.74	(2.82%)	(8.02%)

New York Reorganizations

PNF

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) As a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
Quarter Ended 12/31/24	$8.39	$7.40	$8.99	$8.42	(5.81%)	(13.13%)
Quarter Ended 9/30/24	$8.30	$7.77	$9.02	$8.75	(6.95%)	(13.30%)
Quarter Ended 6/30/24	$7.94	$7.44	$8.86	$8.57	(10.28%)	(14.58%)
Quarter Ended 3/31/24	$8.32	$7.61	$8.99	$8.73	(5.67%)	(12.91%)

PYN

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) As a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
Quarter Ended 12/31/24	$6.31	$5.64	$6.92	$6.47	(7.50%)	(13.74%)
Quarter Ended 9/30/24	$6.35	$5.87	$6.95	$6.72	(7.70%)	(13.96%)
Quarter Ended 6/30/24	$5.96	$5.68	$6.81	$6.55	(11.80%)	(15.10%)
Quarter Ended 3/31/24	$6.05	$5.79	$6.89	$6.67	(11.54%)	(14.12%)

PNI

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) As a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
Quarter Ended 12/31/24	$7.89	$7.13	$8.68	$8.15	(8.68%)	(13.45%)
Quarter Ended 9/30/24	$7.89	$7.38	$8.72	$8.43	(8.58%)	(14.11%)
Quarter Ended 6/30/24	$7.45	$7.09	$8.55	$8.25	(11.54%)	(15.70%)
Quarter Ended 3/31/24	$7.66	$7.27	$8.67	$8.41	(9.88%)	(13.99%)

California Reorganizations

PCK

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) As a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
Quarter Ended 12/31/24	$6.30	$5.64	$6.93	$6.48	(8.77%)	(13.63%)
Quarter Ended 9/30/24	$6.28	$5.82	$6.91	$6.64	(8.85%)	(13.89%)

Quarter Ended 6/30/24	$5.89	$5.54	$6.73	$6.49	(11.55%)	(16.31%)
Quarter Ended 3/31/24	$5.94	$5.64	$6.82	$6.61	(11.34%)	(15.22%)

PZC

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) As a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
Quarter Ended 12/31/24	$7.62	$6.75	$8.00	$7.49	(3.82%)	(10.71%)
Quarter Ended 9/30/24	$7.53	$7.14	$7.99	$7.71	(5.00%)	(8.64%)
Quarter Ended 6/30/24	$7.66	$6.91	$7.81	$7.56	0.26%	(10.26%)
Quarter Ended 3/31/24	$7.82	$7.11	$7.91	$7.67	(0.13%)	(7.90%)

PCQ

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) As a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
Quarter Ended 12/31/24	$10.18	$8.97	$10.82	$10.15	(4.15%)	(13.00%)
Quarter Ended 9/30/24	$9.96	$9.32	$10.81	$10.42	(7.35%)	(12.67%)
Quarter Ended 6/30/24	$9.48	$9.04	$10.56	$10.22	(9.69%)	(12.98%)
Quarter Ended 3/31/24	$9.61	$9.07	$10.69	$10.36	(8.48%)	(13.04%)

To the extent a Target Fund is trading at a smaller premium (or a larger discount) than the corresponding Acquiring Fund at the time of its Reorganization, such Target Fund shareholders would have the potential for an economic benefit by an increased premium (or decreased discount). To the extent a Target Fund is trading at a greater premium (or smaller discount) than the corresponding Acquiring Fund at the time of its Reorganization, such Target Fund shareholders may be negatively impacted if the Reorganization is consummated. Shareholders of each Acquiring Fund may also be benefitted or negatively impacted by the Reorganizations to the extent the combined Acquiring Fund trades at a larger or smaller discount or premium than the Acquiring Fund at the time of the Reorganizations.

There can be no assurance that, after the Reorganizations, common shares of a combined Acquiring Fund will trade at, above or below NAV. In the Reorganizations, common shareholders of each Target Fund will receive common shares of the corresponding Acquiring Fund based on the relative NAVs (not the market values) of each respective Target Fund’s common shares. Immediately following the Reorganizations or thereafter, the market value of the common shares of each combined Acquiring Fund may be more or less than the market value of the common shares of the applicable Target Funds prior to the Reorganizations.

Dividends and Other Distributions

Each Fund makes regular monthly cash distributions to common shareholders at a rate based on a variety of factors which may include one or more of the following: past and projected income of the Fund, fluctuations in market interest rates, Fund performance, and other factors. Subject to applicable law, each Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources, including return of capital. The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a combined Acquiring Fund’s distribution rate or that the current or expected distribution rate will be sustainable in the future.

Each Fund’s distributions for the fiscal year ended December 31, 2024 have been comprised of income, net realized gains, and, as applicable, returns of capital. PIMCO does not expect any negative impact to any Acquiring Fund’s common share distribution rate solely as a result of the Reorganizations.

The following table shows the Funds’ distribution rates relative to common share net asset value and market price based on distributions paid in December 2024 and net asset values and market prices as of December 31, 2024. A Fund’s distributions in any period may be more or less than the net return earned by the Fund on its investments, and therefore should not be used as a measure of performance or confused with “yield ” or “ income.”

National Reorganizations

Fund	Distribution Rate as a Percentage of Net Asset Value	Distribution Rate as a Percentage of Market Price
PMF	5.48%	5.61%
PMX	5.03%	5.38%
PML	5.54%	5.86%

New York Reorganizations

Fund	Distribution Rate as a Percentage of Net Asset Value	Distribution Rate as a Percentage of Market Price

PNF	4.71%	5.41%
PYN	4.53%	5.25%
PNI	4.29%	4.94%

California Reorganizations

Fund	Distribution Rate as a Percentage of Net Asset Value	Distribution Rate as a Percentage of Market Price
PCK	3.92%	4.51%
PZC	4.65%	5.15%
PCQ	4.18%	4.78%

PIMCO regularly reviews the Funds’ distribution rates, taking into account, for example, a Fund’s current and expected earnings, the overall market environment and PIMCO’s current economic and market outlook, and may recommend changes to a Fund’s distribution rate in connection with such review. Such recommendations would not be related to the Reorganizations.

The tax characterization of each Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of such taxable year. As a result, there is a possibility that each Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (as reduced by any capital loss carry-forwards). For example, each Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which the Fund has already made distributions. In such a situation, the amount by which such Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her common shares, with any amounts exceeding such basis treated as gain from the sale of common shares. In general terms, a return of capital would occur where a Fund’s distribution (or portion thereof) represents a return of a portion of a shareholder’s investment, rather than net income or capital gains generated from the shareholder’s investment during a particular period. Although return of capital distributions are not taxable, such distributions would reduce the basis of a shareholder’s common shares and therefore may increase a shareholder’s capital gains, or decrease a shareholder’s capital loss, upon a sale of common shares, thereby potentially increasing a shareholder’s tax liability. Each Fund will prepare and make available to shareholders detailed tax information with respect to such Fund’s distributions annually.

Each Fund’s dividend reinvestment plan (“DRIP”) is substantially similar. Each Fund has a DRIP commonly referred to as an “opt-out” plan. Each common shareholder who does not specifically elect to receive cash will automatically participate in the DRIP and will have all distributions of dividends reinvested in additional common shares by Equiniti Trust Company, LLC as agent (the “Plan Agent”). Common shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Additional Information about the Reorganizations

Please refer to “Additional Information Regarding the Proposals” below for more information about the Reorganizations, including information with respect to the rights of shareholders, purchase, exchange and redemption policies, distribution arrangements, dividends and other distributions, the Plan of Reorganization and expenses of the Reorganizations.

RISK FACTORS

You could lose money on an investment in the Funds. An investment in a Fund is not deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, as applicable, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. Each Target Fund is subject to the same principal risks as the corresponding Acquiring Fund, and each combined Acquiring Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time.

Each reference to “a Fund” or “the Fund” below applies to each Fund unless otherwise noted.

AMT Bonds Risk

If a Fund invests in “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, such investments may expose the Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

Anti-Takeover Provisions

The Fund’s organizational documents, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions in the organizational documents could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at NAV.

Asset Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors within the Fund’s investment objectives and strategies, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions, or underperforms as compared to funds with similar investment objectives and strategies. You could lose money on your investment in the Fund as a result of these allocation decisions.

California State-Specific Risk

A Fund that concentrates its investments in California municipal bonds may be affected significantly by political, economic, regulatory, social, environmental or public health developments affecting the ability of

California tax-exempt issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations.

Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries, and its government revenues tend to rely heavily on certain earners (revenues therefore are likely to be more volatile and to be adversely affected if the number of such earners (or their recognized income within a particular period of time) decreases) particularly given large budget deficits that have been identified and may continue. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of California issuers.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund and/or PIMCO due to their possible affiliations with Allianz SE, the ultimate parent of PIMCO, or another Allianz entity. Allianz Asset Management of America LP merged with Allianz Asset Management of America LLC (“Allianz Asset Management”), with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO’s managing member and direct parent entity. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

The 1940 Act imposes significant limits on co-investments with affiliates of each Fund. Each Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief, permits it to (among other things) co-invest alongside certain other persons in privately negotiated investments, including certain affiliates of PIMCO and certain public or private funds managed by PIMCO and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes a number of conditions on any co-investments made in reliance on such relief that may limit or restrict the Fund’s ability to participate in an investment or require it to participate in an investment to a lesser extent, which could negatively impact the Fund’s ability to execute its desired investment strategy and its returns. Subject to applicable law, the Fund may also invest alongside other PIMCO managed funds and accounts, including private funds and affiliates of PIMCO, without relying on the exemptive relief. Pursuant to co-investment exemptive relief, to the extent the Fund relies on such relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which a fund has made an investment.

Confidential Information Access Risk

In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty credit risk also includes the related risk of having concentrated exposure to a single counterparty, which may increase potential losses if the counterparty were to become insolvent. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, the Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. The Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are changing, notably when rates are rising. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. This risk is greater to the extent the Fund uses leverage or derivatives. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or counterparty faces challenges rolling or refinancing its obligations. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality.

Credit risk includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s investments. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities. Further, credit spread duration (a measure of credit spread risk) can vary significantly from interest rate duration (e.g., for floating rate debt securities, credit spread duration typically will be higher than interest rate duration). The Fund may add credit spread duration to its portfolio, for example through the use of derivatives (e.g., credit default swaps), even while it has lower interest rate duration. The credit spread duration of the Fund’s portfolio may vary, in some cases significantly, from its interest rate duration. All descriptions of duration in this prospectus refer to interest rate duration unless otherwise noted.

Cyber Security Risk

As the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Fund is potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of PIMCO personnel). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. PIMCO’s use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by the Fund, PIMCO or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, PIMCO or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk

The Fund may, but is not required to, utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes. Derivatives or other similar instruments (referred to collectively as “derivatives”) are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. For example, the Fund may use derivative instruments for purposes of increasing liquidity, providing efficient portfolio management, broadening investment opportunities (including taking short or negative positions), implementing a tax or cash management strategy, gaining exposure to a particular security or segment of the market, modifying the effective duration of the Fund’s portfolio investments and/or enhancing total return. Investments in derivatives may take the form of buying and/or writing (selling) derivatives, and/or the Fund may otherwise become an obligor under a derivatives transaction. These transactions may produce short-term capital gains in the form of premiums or other returns for the Fund (which may support, constitute and/or increase the distributions paid by, or the yield of, the Fund) but create the risk of losses that can significantly exceed such current income or other returns. For example, the premium received for writing a put option may be dwarfed by the losses the Fund may incur if the put option is exercised, and derivative transactions where the Fund is an obligor can produce an up-front benefit, but the potential for leveraged losses. The distributions, or distribution rate, paid by the Fund should not be viewed as the total returns or overall performance of the Fund. These strategies may also produce adverse tax consequences (for example, the Fund’s income and gain-generating strategies may generate current income and gains taxable as ordinary income) and limit the Fund’s opportunity to profit or otherwise benefit from certain gains. The Fund may enter into opposing derivative transactions, or otherwise take opposing positions. Such transactions can generate distributable gains (which, as noted elsewhere, may be taxed as ordinary income) and create the risk of losses and NAV declines.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives may increase market exposure and are subject to a number of risks including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested, and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The 1940 Act and related rules no longer require asset segregation for derivatives transactions, however asset segregation and posting of collateral may still be utilized for risk management or other purposes. The Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

Non-centrally-cleared over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty.

Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended and may expose the Fund to additional risks. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. Derivatives used for hedging or risk management may not operate as intended or may expose the Fund to additional risks. In addition, derivatives used for hedging may partially protect the Fund from the risks they were intended to hedge yet not fully mitigate the impact of such risks. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance and cause the Fund to lose value.

Distribution Rate Risk

Although the Fund may seek to maintain level distributions, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

Focused Investment Risk

Substantial exposure to municipal bonds of particular issuers, geographies and/or jurisdictions will result in susceptibility to political, economic, regulatory and other factors affecting issuers of such bonds, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenues payments of obligations may be made. The ability of state, county, or local governments or other issuers to meet their obligations will depend primarily on the availability of tax and other revenues to those entities. The amounts of tax and other revenues available to issuers may be affected from time to time by economic, political and demographic conditions that specifically impact such issuers. In addition, there are constitutional and statutory restrictions that limit the power of certain issuers to raise revenues or increase taxes. The availability of federal, state and local aid to issuers may also affect their ability to meet their obligations. The creditworthiness of obligations issued by local issuers within a given state may be unrelated to the creditworthiness of obligations issued by the state and there is no obligation on the part of the state to make payment on such local obligations in the event of default. Any reduction in the actual or perceived ability of an issuer to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of other bonds as well. Moreover, in such circumstances, the value of the Fund’s shares may fluctuate more widely than the value of shares of a more diversified fund.

Many factors, including national economic, social and environmental policies and conditions, which are not within the control of issuers, could affect or could have an adverse impact on the financial condition of the issuers. A Fund is unable to predict whether or to what extent such factors or other factors may affect issuers, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds.

High Yield Securities Risk

To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of the Fund’s common shares or common share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual issuer developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. An economic downturn could also lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Illinois State-Specific Risk

The Fund may invest in municipal bonds issued by or on behalf of the State of Illinois and its political subdivisions, financing authorities and their agencies, and therefore may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of Illinois issuers to pay interest or repay principal. Certain issuers of Illinois municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Illinois issuers to pay principal or interest on their obligations. Provisions of the Illinois Constitution and State statutes which limit the taxing and spending authority of Illinois governmental entities may impair the ability of Illinois issuers to pay principal and/or interest on their obligations, particularly given large budget deficits that have been identified and may continue. A high amount of unfunded pension liabilities may cause financial strain on the state of Illinois financial obligations, which may in turn affect the credit quality of Illinois municipal bonds. While Illinois’ economy is broad, it does have major concentrations in certain industries and may be sensitive to economic problems affecting those industries, and its government revenues tend to rely heavily on certain earners (revenues therefore are likely to be more volatile and to be adversely affected if the number of such earners (or their recognized income within a particular period of time) decreases). Future Illinois political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of Illinois issuers.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Insurance Risk

The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. If the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security may be more relevant and the value of the municipal security may more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Insurance-Linked and Other Instruments Risk

The Fund may invest in insurance-linked instruments and similar investments (which may include, for example, event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans). The Fund could lose a portion or all of the principal it has invested in these types of investments, and the right to additional interest and/or dividend payments with respect to the investments, upon the occurrence of one or more trigger events, as defined within the terms of an investment. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The Fund may also invest in insurance-linked instruments that are subject to “indemnity triggers,” which are tied to losses of the issuer. Insurance-linked instruments subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked investments are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked instruments and similar investments carry significant risk. In addition to the specified trigger events, these types of investments may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked instruments and similar investments may have limited liquidity, or may be illiquid. The Fund has limited transparency into the individual contracts underlying certain insurance-linked instruments and similar investments, which may make the risk assessment of them more difficult. These types of investments may be difficult to value.

The aforementioned instruments may include longevity and mortality investments, including indirect investment in pools of insurance-related longevity and mortality investments, including life insurance policies, annuity contracts and premium finance loans. Such investments are subject to “longevity risk” and/or “mortality risk.” Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Changes in these rates can significantly affect the liabilities and cash needs of life insurers, annuity providers and pension funds. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level.

During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors. Longevity and mortality investments purchased by the Fund involve the risk of incorrectly predicting the actual level of longevity or mortality, as applicable, for the reference population of people. With respect to mortality investments held by the Fund, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations. The Fund may also gain this type of exposure through event-linked derivative instruments, such as swaps, that are contingent on or formulaically related to longevity or mortality risk.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates may be heightened under recent market conditions, including because the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments.

Further, fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration and that interest rate decreases result in declining duration

(i.e., increased sensitivity in prices in response to rising and/or declining interest rates). Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect one or more other issuers or securities markets as a whole. These risks can apply to the common shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage, if any, creates the opportunity for increased common share net income, but also creates special risks for common shareholders (including an increased risk of loss). To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objective and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to common shareholders than if the Fund were not so leveraged. There can be no assurance these circumstances will occur. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to common shareholders. When the Fund reduces or discontinues its use of leverage (“deleveraging”), which it may be required to do at inopportune times, it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s net asset value. Deleveraging involves complex operational processes, including the coordination of asset sales, repayment of debt, and potential restructuring of the Fund’s capital and may involve significant costs, including transaction costs associated with the sale of portfolio securities, prepayment penalties on borrowed funds, and, if applicable, fees related to the redemption of preferred shares. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. The Fund may continue to use leverage even if available financing rates are higher than anticipated returns, including, for example, in cases where deleveraging, including any expenses related thereto, might be viewed as detrimental to the Fund’s portfolio. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the common shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the common shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for common shareholders, including:

●	the likelihood of greater volatility of NAV and market price of common shares, and of the investment return to common shareholders, than a comparable portfolio without leverage;

●

the possibility either that common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on common shares will fluctuate because such costs vary over time; and

●

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s common shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll/buyback transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls/buybacks may depend upon PIMCO’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls/buybacks can be successfully employed. In connection with reverse repurchase agreements and dollar rolls/buybacks, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to common shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s common shares.

In addition to preferred shares and TOBs, the Fund may engage in other transactions that may give rise to a form of leverage including, among others loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to common shareholders. The Fund may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

The Fund is required to satisfy certain regulatory and rating agency asset coverage requirements in connection with its use of preferred shares. Accordingly, any decline in the net asset value of the Fund’s investments could result in the risk that the Fund will fail to meet its asset coverage requirements for any such preferred shares or the risk of the preferred shares being downgraded by a rating agency. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on any preferred shares outstanding. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of preferred shares. Liquidations at inopportune times or times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to common shareholders. Any preferred shares of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, reverse repurchases, or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s common shares.

When the Fund issues preferred shares, the Fund pays (and the common shareholders bear) all costs and expenses relating to the issuance and ongoing maintenance of preferred shares. In addition, holders of any preferred shares issued by the Fund would have complete priority over common shareholders in the distribution of the Fund’s assets. Furthermore, preferred shareholders, voting separately as a single class, have the right to elect two members of the Board at all times and to elect a majority of the trustees in the event two full years’ dividends on the preferred shares are unpaid, and also have separate class voting rights on certain matters. Accordingly, preferred shareholders may have interests that differ from those of common shareholders, and may at times have disproportionate influence over the Fund’s affairs.

Because the fees received by PIMCO may increase depending on the types of leverage utilized by the Fund, PIMCO has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the common shareholders, on the other hand.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as during political events (including periods of rapid interest rate changes). There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by the Fund and/or when the Fund wishes to dispose of it. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, the Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, such as through higher rates, tighter financial regulations and proposals related to open-end fund liquidity that may prevent mutual funds and exchange-traded funds from participating in certain markets.

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk

Loan interests may take the form of (i) direct interests acquired during a primary distribution or other purchase of a loan, (ii) loans originated by the Fund or (iii) assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal if the Fund is able to access and monetize the collateral. However, the collateral underlying a loan, if any, may be unavailable or insufficient to satisfy a borrower’s obligation. If the Fund becomes owner, whole or in part, of any collateral after a loan is foreclosed, the Fund may incur costs associated with owning and/or monetizing its ownership of the collateral.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn could also lead to a higher non-payment rate and, a loan may lose significant market value before a default occurs. Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral.

Moreover, the purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The Fund may also invest in loans that are not secured by collateral which typically present greater risks than collateralized loans.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations. Because there may not be a liquid market for many such investments, the Fund anticipates that such investments could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

Investments in loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans may include acquisitions of, or participation in, delayed draw and delayed funding loans and revolving credit facilities. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed draw and delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Further, the Fund may need to hold liquid assets in order to provide funding for these types of commitments, meaning the Fund may not be able to invest in other attractive investments, or the Fund may need to liquidate existing assets in order to provide such funding.

To the extent the Fund invests in loans, or originates loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated (so-called “broken deal costs”).

Restrictions on transfers in loan agreements, a lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by borrowers that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such borrowers may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution, through direct originations or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Loan Origination Risk

Each Fund may invest in and/or originate loans, including, without limitation, to, on behalf of, authorized by, sponsored by, and/or in connection with a project for which authority and responsibility lies with one or more U.S. states or territories, cities in a U.S. state or territory, or political subdivisions, agencies, authorities or instrumentalities of such states, territories or cities, which may be in the form of, and without limitation as to a loan’s level of seniority within a capital structure, whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. This may include loans to public or private firms or individuals, such as in connection with housing development projects. When investing in or originating loans, the Fund is not restricted by any particular credit risk criteria and/or qualifications. The Fund also is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower, other than pursuant to any applicable law. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code, in order to qualify as a RIC. The loans acquired by the Fund may be “Municipal Bonds” (including of a particular state) for purposes of the Fund’s investment policies to invest a certain minimum of their assets in securities that produce income that is exempt from federal income tax and, as applicable, the income taxes of a particular state, or may be loans that produce income that is subject to applicable regular income tax, subject to the Fund’s investment limits. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be borne by the Fund and common shareholders.

Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state attorneys general, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objective.

In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

Market Discount Risk

The price of the Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares, the price received may be more or less than your original investment. The common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. The common shares may trade at a price that is less than the offering price for common shares issued pursuant to an offering. This risk may be greater for investors who sell their common shares relatively shortly after completion of an offering. The sale of common shares by a Fund (or the perception that such sales may occur), particularly if sold at a discount to the then current market price of the common shares, may have an adverse effect on the market price of the common shares.

Market Disruptions Risk

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or PIMCO’s operations and the value of an investment in the Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or companies represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in inflation, interest or currency rates, financial system instability, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated. Investments may also be negatively impacted by market disruptions and by attempts by other market participants to manipulate the prices of particular investments. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy.

As computing technology and data analytics continually advance there has been an increasing trend towards machine driven and artificially intelligent trading systems, particularly providing such systems with increasing levels of autonomy in trading decisions. Regulators of financial markets have become increasingly focused on the potential impact of artificial intelligence on investment activities and may issue regulations that are intended to affect the use of artificial technology in trading activities. Any such regulations may not have the intended affect on financial markets. Moreover, advancements in artificial intelligence and other technologies may suffer from the introduction of errors, defects or security vulnerabilities which can go undetected. The potential speed of such trading and technologies may exacerbate the impact of any such flaws, particularly where such flaws are exploited by other artificially intelligent systems and may act to impair or prevent the intervention of a human control.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

During inflationary price movements, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. Interest rate increases in the future could cause the value of a fund that invests in fixed income securities to decrease.

Interest rate increases and other market events have the potential to adversely impact real estate values and real estate-related asset prices, which could, by extension, adversely impact the value of other investments, such as loans, securitized debt and other fixed income securities. Such an impact could materialize in one real estate sector and not another, or in a different manner in different real estate sectors. Examples of the current risks faced by real estate-related assets include: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; rents have declined for many properties; and ownership of certain types of properties has become more concentrated.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Mortgage-Related and Other Asset-Backed Instruments Risk

The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include Re-REMICs, mortgage pass-through securities, inverse floaters, CMOs, CLOs, multi-class pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

The Fund may also invest in other types of ABS, including CDOs, CBOs and CLOs and other similarly structured securities.

Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments.

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk.

Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. For example, tranches may be categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument generally has the greatest collateralization and generally pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches generally take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) generally specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of commercial mortgage-backed security (“CMBS”) and other eligible securitizations pursuant to Section 619 and 941 (the “U.S. Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five years following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.

In addition, there is limited guidance on the application of the final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (e.g., the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Mortgage-Related Derivative Instruments Risk

The Fund may engage in derivative transactions related to mortgage-backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage-backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities), the TRX Index (a tradeable index referencing total return swaps based on commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub-prime mortgage-backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.

Municipal Bond Risk

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which the Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of PIMCO than its investments in taxable bonds. The secondary market for municipal bonds particularly below investment grade bonds in which a Fund may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner. The Fund will be particularly subject to these risks to the extent that it focuses its investments in municipal bonds in a particular state or geographic region. Municipal securities may also have exposure to potential physical risks resulting from climate change, including extreme weather, flooding and fires. Climate risks, if materialized, can adversely impact a municipal issuer’s financial plans in current or future years or may impair a funding source municipal issuer’s revenue bonds. As a result, the impact of climate risks could adversely impact the value of the Fund’s municipal securities investments.

The Fund may invest in trust certificates issued in TOB programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that the Fund will not be considered the owner of a TOB for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain TOBs may be less liquid or may become less liquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. The Fund’s investment in the securities issued by a TOB trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. TOB trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a TOB program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk. The use of TOBs will impact the Fund’s duration and cause the Fund to be subject to increased duration and interest rate risk.

The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities;

colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source or annual revenues, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.

The Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorized state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. The Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and the Fund may elect to pass through to its common shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk. Even if a Fund is eligible to pass through tax credits to common shareholders, the Fund may choose not to do so.

The Fund may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. Pre-refunded and/or escrowed to maturity Municipal Bonds may bear an investment grade rating (for example, if re-rated by a rating service or, if not re-rated, determined by PIMCO to be of comparable quality) because they are backed by U.S. Treasury securities, Agency Securities or other investment grade securities. For the avoidance of any doubt, PIMCO’s determination of an issue’s credit rating will generally be used for compliance with the Fund’s investment parameters when an issue either loses its rating or is not re-rated upon pre-refunding. Because the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Fund may invest in participations in lease obligations or installment purchase contract obligations of municipal authorities or entities. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult.

Municipal securities are also subject to interest rate, credit, and liquidity risk.

Interest Rate Risk. The value of municipal securities, similar to other fixed income securities, will likely drop as interest rates rise in the general market. Conversely, when rates decline, bond prices generally rise.

Credit Risk. The risk that a borrower may be unable to make interest or principal payments when they are due. A fund that invests in municipal securities relies on the ability of the issuer to service its debt.

This subjects the Fund to credit risk in that the municipal issuer may be fiscally unstable or exposed to large liabilities that could impair its ability to honor its obligations. Municipal issuers with significant debt service requirements, in the near-to mid-term; unrated issuers and those with less capital and liquidity to absorb additional expenses may be most at risk. To the extent the Fund invests in lower quality or high yield municipal securities, it may be more sensitive to the adverse credit events in the municipal market. The treatment of municipalities in bankruptcy is more uncertain, and potentially more adverse to debt holders, than for corporate issues.

Liquidity Risk. The risk that investors may have difficulty finding a buyer when they seek to sell, and therefore, may be forced to sell at a discount to the market value. Liquidity may sometimes be impaired in the municipal market and because the Fund primarily invests in municipal securities, it may find it difficult to purchase or sell such securities at opportune times. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to a variety of factors, including overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity also may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity can be impaired due to interest rate concerns, credit events, or general supply and demand imbalances.

Depending on the particular issuer and current economic conditions, municipal securities could be deemed more volatile investments.

In addition to general municipal market risks, different municipal sectors may face different risks. For instance, general obligation bonds are secured by the full faith, credit, and taxing power of the municipality issuing the obligation. As such, timely payment depends on the municipality’s ability to raise tax revenue and maintain a fiscally sound budget. The timely payments may also be influenced by any unfunded pension liabilities or other post- employee benefit plan liabilities.

Revenue bonds are secured by special tax revenues or other revenue sources. If the specified revenues do not materialize, then the bonds may not be repaid.

Private activity bonds are yet another type of municipal security. Municipalities use private activity bonds to finance the development of industrial facilities for use by private enterprise. Principal and interest payments are to be made by the private enterprise benefiting from the development, which means that the holder of the bond is exposed to the risk that the private issuer may default on the bond.

Moral obligation bonds are usually issued by special purpose public entities. If the public entity defaults, repayment becomes a “moral obligation” instead of a legal one. The lack of a legally enforceable right to payment in the event of default poses a special risk for a holder of the bond because it has little or no ability to seek recourse in the event of default.

In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors relative to taxable income. Lower income tax rates potentially reduce the advantage of owning municipal securities.

Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

Municipal notes are similar to general municipal debt obligations, but they generally possess shorter terms. Municipal notes can be used to provide interim financing and may not be repaid if anticipated revenues are not realized.

Municipal Project-Specific Risk

The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. In addition, a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal securities. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market.

Municipal Project Housing-Related Risk

The Fund may invest in the bonds of projects focused on low-income, affordable or other housing developments and businesses located in low-income areas or invest in or originate loans that finance or are generally related to such projects. There are significant risks associated with the Fund’s investment in the bonds of these types of projects and loans related to such projects. There may be federal, state and local governmental regulatory restrictions on the operation, rental and transfer of these projects, such as the requirement that the owners of these affordable housing developments rent or sell certain residential units to persons or families of low or moderate income and that the amount of rent that may be charged for these units may be less than market rates. These restrictions may adversely affect economic performance relative to properties that are not subject to these restrictions. There are also no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of such a project and the debt service on the related bonds or loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related bonds or loan is likely to occur. Moreover, as a result of economic, market and other factors, the risks of the Fund’s investment in such municipal project housing-related securities may be heightened due to the possibility of reduced tax or other revenue available to issuers of municipal project housing-related securities causing an increase of budgetary and financial pressure on either the municipality or other issuers of municipal securities.

New York State-Specific Risk

The Fund that invests in municipal bonds issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies may be affected significantly by political, economic or regulatory developments affecting the ability of New York tax exempt issuers to pay interest or repay principal. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. Provisions of the New York Constitution and State statutes which limit the taxing and spending authority of New York governmental entities may impair the ability of New York issuers to pay principal and/or interest on their obligations, particularly given large budget deficits that have been identified and may continue. While New York’s economy is broad, it does have major concentrations in certain industries, such as financial services, and may be sensitive to economic problems affecting those industries , and its government revenues tend to rely heavily on certain earners (revenues therefore are likely to be more volatile and to be adversely affected if the number of such earners (or their recognized income within a particular period of time) decreases). Future New York political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of New York issuers to pay principal or interest on their obligations. The economic and financial condition of New York also may be affected by various financial, social, economic, environmental, political and geopolitical factors. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall.

Non-Diversification Risk

Each of PNF and PYN is a “non-diversified” fund, which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, a non-diversified fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, a non-diversified Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements.

Operational Risk

An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk

When investing in an investment company, the Fund will generally bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. Due to its own financial interest or other business considerations, PIMCO may choose to invest a portion of the Fund’s assets in investment companies sponsored or managed by PIMCO or its related parties in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Participation in a cash sweep program where the Fund’s uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day subjects the Fund to the risks associated with the underlying money market funds or cash management pooled investment vehicles, including liquidity risk. Applicable law may limit the Fund’s ability to invest in other investment companies.

Portfolio Turnover Risk

PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely impact the Fund’s after-tax returns.

Potential Conflicts of Interest Risk - Allocation of Investment Opportunities

PIMCO and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. PIMCO may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, PIMCO intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Additional Risks Associated with the Funds’ Preferred Shares

The maximum applicable rate for the RVMTP Share dividend rate is based in part on a multiple of or a spread plus a reference rate). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Funds to the holders of preferred shares, which would increase the costs associated with the Funds’ leverage and reduce the Funds’ net income available for distribution to holders of common shares. In addition, the multiple or spread used to calculate the maximum applicable rate for the RVMTP Share dividend rate is based in part on the credit rating assigned to the RVMTP Shares by the applicable rating agency(ies), with the multiple or spread generally increasing as the rating declines. Accordingly, future ratings downgrades may result in increases to the maximum applicable rate for the RVMTP Share dividend rate.

Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the preferred shares could, by reducing income available for distribution to the holders of common shares and otherwise detracting from the Funds’ investment performance, make the Funds’ continued use of preferred shares for leverage purposes less attractive than such use is currently considered to be. In such case, a Fund may elect to redeem some or all of the preferred shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns.

The Funds are also subject to certain asset coverage tests associated with the rating agencies that rate the preferred shares. Failure by a Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem preferred shares and could preclude the Funds from declaring or paying any dividends or distributions to holders of common shares. Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agency downgrading its then-current ratings on the preferred shares, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Funds’ use of certain financial instruments or investment techniques that the Funds might otherwise utilize in order to achieve its investment objective, which may adversely affect the Funds’ investment performance. Rating agency guidelines may be modified by the rating agencies in the future and such modifications may make such guidelines substantially more restrictive or otherwise result in downgrades, which could further negatively affect the Fund’s investment performance. The ratings agencies that have assigned ratings to a Fund’s preferred shares may change their rating methodologies, perhaps substantially. Such a change could adversely affect the ratings assigned to a Fund’s preferred shares, the dividend rates paid thereon, and the expenses borne by such Fund’s common shareholders.

Privacy and Data Security Risk

The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The Fund generally does not intend to obtain or hold borrowers’ non-public personal information, and the Fund has implemented procedures reasonably designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with the GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of the GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Private Placements and Restricted Securities Risk

A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities trading on national securities exchanges or in the OTC markets. Until the Fund can sell such securities into the public markets, its holdings may be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Puerto Rico-Specific Risk

The Fund that invests in Municipal Bonds issued by Puerto Rico or its instrumentalities may be affected by certain developments, such as political, economic, environmental, social, regulatory or debt restructuring developments that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal. Certain issuers of Puerto Rico Municipal Bonds have experienced significant financial difficulties and the continuation or reoccurrence of these difficulties may impair their ability to pay principal or interest on their obligations. Provisions of the Puerto Rico Constitution and Commonwealth laws, including a federally-appointed oversight board to oversee the Commonwealth’s financial operations, which limit the taxing and spending authority of Puerto Rico governmental entities may impair the ability of Puerto Rico issuers to pay principal and/or interest on their obligations. Puerto Rico’s economy has sizable concentrations in certain industries, such as the manufacturing and service industries, and may be sensitive to economic problems affecting those industries. Future Puerto Rico-related developments, such as political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring, tax base erosion, and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of Puerto Rico issuers.

Regulatory Changes Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Fund and PIMCO have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and PIMCO will continue to be eligible for such exemptions.

Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. Actions by governmental entities may also impact certain instruments in which the Fund invests and reduce market liquidity and resiliency.

Regulatory Risk - Commodity Pool Operator

The Commodities Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act, as amended, and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. PIMCO is registered with the CFTC as a Commodity Pool Operator (“CPO”). However, with respect to the Fund, PIMCO has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For PIMCO to remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. To the extent PIMCO becomes ineligible for this exclusion from CFTC regulation, the Fund may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the common shares.

Repurchase Agreements Risk

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain un-invested. Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. The security subject to a repurchase agreement may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.

Securities Lending Risk

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Short Exposure Risk

The Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory, environmental or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, environmental, regulatory or political conditions generally may exist for long periods of time. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on, and/or reporting requirements for, short sales of certain securities, including short positions on such securities acquired through swaps. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to the Fund.

Structured Investments Risk

Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indexes and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund.

Structured products generally entail risks associated with derivative instruments.

Tax Risk

The Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of the sum of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and net tax-exempt income, for such year.

The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a RIC. Income and gains from certain of the Fund’s activities may not constitute qualifying income to a RIC for purposes of the 90% gross income test. If the Fund were to treat income or gain from a particular investment or activity as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.

To qualify to pay exempt-interest dividends, at least 50% of the value of the total assets of a Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. Fund distributions reported as exempt-interest dividends are not generally taxable to Fund shareholders for regular U.S. federal income tax purposes, but they may be subject to state and local taxes and/or federal alternative minimum tax. If the proportion of taxable investments held by a Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, no Fund is a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

U.S. Government Securities Risk

Certain U.S. government securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. U.S. government securities are subject to market risk, interest rate risk and credit risk. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. government debt securities are generally lower than the yields available from such other securities. The values of U.S. government securities change as interest rates fluctuate.

Periodically, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury and other securities, and/or increase the costs of various kinds of debt. If a government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

Valuation Risk

Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-In-Kind Securities Risk

The market prices of zero-coupon, step-ups and payment-in-kind securities are generally more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile and because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon and payment-in-kind securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step-ups and payment-in-kind securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Use of Derivatives

A Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.

Additional Risks of Investing in the RVMTP Merger Shares

The following describes additional principal risks applicable to holders of the RVMTP Merger Shares.

Credit Crisis and Related Liquidity Risk

General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt instruments, including municipal securities. These conditions have in the past resulted in, and may in the future result in, higher levels of volatility, less liquidity, widening credit spreads, and a lack of price transparency, which generally result in the illiquidity of many debt instruments and uncertainty with respect to their value. Such market conditions may increase the volatility of the value of municipal instruments and other investments held by a Fund, and also make it more difficult for a Fund to accurately value its portfolio securities or to sell its holdings in a timely manner. A significant and/or abrupt decline in the value of a Fund’s investments may negatively affect the asset coverage levels for the RVMTP Merger Shares and any other outstanding leverage of such Fund. In addition, illiquidity and volatility in the municipal or other credit markets may negatively impact a Fund’s distributions on its RVMTP Merger Shares and/or the liquidity of such Fund’s Term Redemption Liquidity Account (as defined in each Fund’s Statement of Rights).

Early Redemption Risk

Each Fund may be required to redeem its RVMTP Merger Shares (i) to meet regulatory requirements and/or the asset coverage and effective leverage requirements of the RVMTP Merger Shares and any other preferred shares, and/or (ii) upon a Failed Early Term Redemption Date Remarketing (as defined in each

Fund’s Statement of Rights). In addition, a Fund may voluntarily redeem its RVMTP Merger Shares prior to the Term Redemption Date or an Early Term Redemption Date (each as defined in each Fund’s Statement of Rights) for purposes of reducing the leverage of the Fund or to avoid the obligation to fund the Term Redemption Liquidity Account (as defined in each Fund’s Statement of Rights) in advance of the Term Redemption Date. Any such redemptions of the RVMTP Merger Shares of a Fund prior to the Term Redemption Date or Early Term Redemption Date may come at a time that is unfavorable to holders of the RVMTP Merger Shares and may result in a loss of money on your investment in a Fund.

Fitch Ratings Guidelines

For so long as Fitch is rating the RVMTP Merger Shares of a Fund, the Fund has agreed to, within seven business days after the last day of each month, deliver to Fitch a report providing (i) the calculation of the Fund’s Fitch OC tests (as described in the Fitch Rating Criteria), (ii) the Fund’s portfolio holdings, and (iii) the calculations as set forth by Fitch in its published Closed-End Funds and Market Value Structures Rating Criteria (the “Fitch Rating Criteria”), consistent with the then-current rating of the Fund’s RVMTP Merger Shares assigned by Fitch, including information therein relating to diversification guidelines as applied to the Fund, in each case, as of the last business day of such month. In addition, each Fund has agreed that it will adhere to the Fitch total OC test and net OC test (each as described in the Fitch Rating Criteria) as of the close of business on the last business day of each month for so long as Fitch is rating the Fund’s RVMTP Merger Shares. If a Fund fails to adhere to the Fitch total OC test and net OC test as described in the preceding sentence, the Fund will cure such failure (including, without limitation, by causing a notice of redemption to be issued for the redemption of a sufficient number of the Fund’s preferred shares) within ten days following the business day on which such failure is first determined.

Income Shortfall Risk

Each Fund’s portfolio holdings of municipal instruments generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term, interest rates may fluctuate. If the income paid on the municipal securities and other investments held by a Fund generally fall below the variable dividend rate payable on its RVMTP Shares, such Fund’s ability to pay dividends on the RVMTP Merger Shares could be jeopardized.

Ratings Risk

Each Fund’s Statement of Rights provides that the Fund shall use commercially reasonable efforts to cause Moody’s, S&P and Fitch (together, the “Rating Agencies”) to issue long-term credit ratings with respect to the RVMTP Merger Shares for so long as the RVMTP Merger Shares are outstanding. As a condition to the purchase of the RVMTP Merger Shares of each Fund, the RVMTP Merger Shares of the Fund must be rated “AA” (or its equivalent) by at least one Rating Agency. No Fund can provide assurance, however, that its RVMTP Merger Shares will receive any particular rating from any Rating Agency, or that any such ratings will be maintained at the level originally assigned through the term of its RVMTP Merger Shares. Moreover, in the event a Fund fails to satisfy its obligations described in “—Fitch Ratings Guidelines” above, there is a risk that Fitch may determine to downgrade its ratings of the RVMTP Merger Shares. Ratings provided by the Ratings Agencies do not eliminate or mitigate the risks of investing in the RVMTP Merger Shares. A rating issued by a Rating Agency (including, but not limited to, Moody’s, S&P, and Fitch) is only the opinion of the entity issuing the rating at that time, and is not a guarantee as to quality, or an assurance of the future performance, of the rated security, such as the RVMTP Merger Shares. Furthermore, the manner in which a Rating Agency obtains and processes information about the RVMTP Merger Shares may affect the Rating Agency’s ability to react in a timely manner to changes in a Fund’s circumstances that could influence its rating. Also, a Rating Agency could downgrade its rating of the RVMTP Merger Shares, which could make the RVMTP Merger Shares less liquid in any secondary market.

Remarketing Risk

The Investor will be unable to sell its RVMTP Merger Shares while they are subject to mandatory tender following a mandatory tender event, except through the remarketing procedures set forth in each Fund’s Statement of Rights. The RVMTP Merger Shares may be subject to mandatory tender and remarketing at a time that is unfavorable to holders of the RVMTP Merger Shares. No party is under any obligation to purchase RVMTP Merger Shares in a remarketing upon a mandatory tender event. A remarketing may be unsuccessful for various reasons, including, but not limited to, general market conditions, market disruptions, credit events relating to the Fund, and concerns about future liquidity. Additionally, a successful remarketing does not guarantee any successful remarketing in the future.

Risks of Use of the SIFMA Municipal Swap Index to Set RVMTP Dividend Rates

The SIFMA Municipal Swap Index, upon which dividends on the RVMTP Merger Shares are expected to be based, is affected by factors that may affect other interest or dividend rates and rate indices differently. The “SIFMA Municipal Swap Index” is the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association (“SIFMA”); provided, however, that if such index is no longer produced by Municipal Market Data, Inc. or its successor, then SIFMA Municipal Swap Index shall mean (i) the S&P Municipal Bond 7 Day High Grade Rate Index as produced by Standard & Poor’s Financial Services LLC or its successor or (ii) if the S&P Municipal Bond 7 Day High Grade Rate Index is no longer produced, such other reasonably comparable index selected by the Board and consented in writing by holders of greater than 50% of the RVMTP Merger Shares, which shall not be unreasonably withheld by such holders; provided that if the SIFMA Municipal Swap Index is less than zero (0), the SIFMA Municipal Swap Index will be deemed to be zero (0) for purposes of the determination of the “Index Rate”. No assurance can be given that the S&P Municipal Bond 7 Day High Grade Municipal Index or such other comparable index that may be selected by the Board will be an accurate assessment of average tax-exempt variable rate demand obligation interest and dividend rates that the Securities Industry and Financial Markets Association Municipal Swap Index currently measures.

As the SIFMA Municipal Swap Index represents the rate payable on tax-exempt variable rate demand obligations, decreases in the marginal tax rate may increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the reduced after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index. Conversely, increases in the marginal tax rate may decrease the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, as a result of the greater after-tax benefits of the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index.

Any actual or anticipated decline in the actual or perceived creditworthiness of issuers of municipal securities could significantly increase the level of the SIFMA Municipal Swap Index. Issues of creditworthiness that disproportionately affect issuers of municipal securities in relation to issuers of other variable interest and dividend rate securities would increase the level of the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes.

Factors other than the creditworthiness of municipal securities can also affect the level of the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes, such as supply and demand imbalances, any changes in the remarketing practices for tax-exempt variable rate demand obligations, and other technical trading factors. Aside from changes in the tax law, such supply and demand movements could derive from fragmentation in the market for municipal securities, uncertainty with respect to the rights of the holders of municipal securities, and illiquidity generally in the market.

Changes in the tax-exempt status of municipal securities may also affect the SIFMA Municipal Swap Index in relation to other interest and dividend rates and rate indexes. If the tax-exempt status of municipal securities were to be removed, reduced or otherwise adversely affected, the SIFMA Municipal Swap Index would likely increase, converging toward non-tax-exempt interest and dividend rates. In addition, changes in tax laws that grant non-municipal securities more favorable tax treatment to investors may adversely affect market demand for, and the pricing of, municipal securities generally and the tax-exempt variable rate demand obligations included in the SIFMA Municipal Swap Index specifically.

As market interest and dividend rates in general decrease, municipal securities may become subject to decreasing demand (as the positive tax effects of holding tax-exempt municipal securities decline on a relative basis) and increasing supply (as municipal issuers seek to exploit low interest rates by issuing more securities). This demand and supply imbalance could increase the SIFMA Municipal Swap Index, including in relation to other interest and dividend rates and rate indexes.

The Securities Industry and Financial Markets Association Municipal Swap Index was created by SIFMA and is produced by Municipal Market Data, Inc. or its successor.

SIFMA, Municipal Market Data, Inc. or its successor, Standard & Poor’s Financial Services LLC, or any other producer of the SIFMA Municipal Swap Index (each, an “Index Provider”) may make methodological or other changes that could change the index level of the SIFMA Municipal Swap Index, including changes related to the method by which the index level is calculated, the criteria for eligibility for inclusion in the SIFMA Municipal Swap Index, and/or the timing on which the SIFMA Municipal Swap Index is published. In addition, an Index Provider may alter, discontinue, or suspend calculation or dissemination of the SIFMA Municipal Swap Index. An Index Provider has no obligation to consider the interests of the holders of the RVMTP Merger Shares in calculating, revising, or discontinuing the SIFMA Municipal Swap Index.

Special Terms Period Risk

Subject to the conditions in each Fund’s Statement of Rights, each Fund may designate a Special Terms Period (as defined in each Fund’s Statement of Rights) and change the terms of the RVMTP Merger Shares. Holders of RVMTP Merger Shares may not wish to continue holding their RVMTP Merger Shares subject to the terms of a Special Terms Period. If a holder does not elect to retain its RVMTP Merger Shares after the Fund designates a Special Terms Period, the shares will be subject to mandatory tender and remarketing. Holders will be unable to sell their RVMTP Merger Shares while they are subject to mandatory tender following the designation of a Special Terms Period, except through the remarketing procedures set forth in each Fund’s Statement of Rights. The Fund may designate a Special Terms Period—thereby subjecting the RVMTP Merger Shares to mandatory tender and remarketing unless they are retained under the new terms—at a time that is unfavorable to holders of the RVMTP Merger Shares. See “—Remarketing Risk” above for additional information.

Variable Dividend Risk

The RVMTP Merger Shares generally are expected to pay monthly dividends at a variable dividend rate. Because the RVMTP Merger Shares are variable dividend rate securities, they are generally less sensitive to interest and dividend rate changes than fixed-rate securities, but may decline in value if their dividend rate does not rise as much, or as quickly, as market interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if market interest and dividend rates decline.

ADDITIONAL INFORMATION REGARDING THE PROPOSALS

The terms and conditions under which the Reorganizations may be consummated are set forth in the Plan of Reorganization. Significant provisions of each Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The Board of each Fund has approved the Plan of Reorganization.

Agreements and Plans of Reorganization

Each Reorganization would, if approved, be effected pursuant to a separate Plan of Reorganization. References herein to a “Plan of Reorganization” are to each Plan of Reorganization unless otherwise specified. The Plan of Reorganization provides that each of the Target Funds will transfer all of its respective assets to the corresponding Acquiring Fund, and, in exchange, such Acquiring Fund will assume all of the liabilities of each Target Fund and deliver Common Merger Shares and RVMTP Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) having an aggregate net asset value equal to the value of the properties and assets of the Target Fund on such date less the value of the liabilities attributable to such shares assumed by the Acquiring Fund on such date. Immediately thereafter, each Target Fund will distribute Common Merger Shares and RVMTP Merger Shares, if applicable, of the applicable Acquiring Fund (and cash in lieu of fractional Common Merger Shares, if any) in complete liquidation to its shareholders of record as of the closing date of the Reorganization pro rata based on the shareholder’s interest in the Target Fund. As a result of the Reorganizations, each holder of the common shares of each Target Fund would receive Common Merger Shares and RVMTP Merger Shares, if applicable, having an aggregate net asset value equal to the aggregate net asset value of common shares of beneficial interest of the Target Fund held by such shareholder as of the valuation time (as defined in the Plan of Reorganization), except that no fractional Common Merger Shares will be distributed to shareholders of the Target Funds and, in lieu of such fractional shares, shareholders of the Target Funds will receive cash.

With respect to any Target Fund common shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to represent interests in the Common Merger Shares to be issued to such shareholder in respect of the Target Fund shares represented by such certificates. Subject to the Acquiring Fund being informed of certificated Target Fund shares in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund shareholders to receive new book entry interests of common shares of the Acquiring Fund, until such Target Fund shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its common shareholders to surrender their outstanding certificates evidencing ownership of common shares of the Target Fund or post adequate bond therefor, as applicable. Certificates representing the Common Merger Shares will not be issued to Target Fund common shareholders.

As part of each Reorganization, the outstanding RVMTP Shares of each Target Fund will be exchanged for new RVMTP Shares of the corresponding Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the corresponding series of RVMTP Shares of each such Target Fund. Upon consummation of a Reorganization, each Target Fund will distribute the applicable Acquiring Fund’s newly-issued RVMTP Shares to the holders of such Target Fund’s RVMTP Shares in complete liquidation of such Target Fund. Each Target Fund’s RVMTP Shares will thereafter be canceled as part of the liquidation of such Target Fund.

If the Proposals are approved by shareholders, as applicable, it is expected the Reorganizations will be consummated on or about August 1, 2025, subject to PIMCO’s market outlook and operational considerations (the “Closing Date”). If the Closing Date is not August 1, 2025, the Closing Date will be communicated to shareholders following the shareholder meeting.

The consummation of the Reorganizations is subject to the conditions set forth in the Plan of Reorganization and the approval of Acquiring Fund common shareholders of the applicable Proposals. In addition, one or more of the Plans of Reorganization may be terminated and the applicable Reorganization(s) abandoned at any time, before or after approval by the applicable shareholders, prior to the Exchange Date (as defined in the Plan of Reorganization), by consent of the applicable Board, or if any condition set forth in the Plan of Reorganization has not been fulfilled and has not been waived.

Please refer to Appendix A to review the terms and conditions of the Plan of Reorganization.

Description of each Acquiring Fund’s Common Merger Shares

The table below shows the number of common shares outstanding for each Acquiring Fund as of December 31, 2024. According to the terms of the Plan of Reorganization, common shareholders of each Target Fund will receive Common Merger Shares of the applicable Acquiring Fund (and cash in lieu of fractional Common Merger Shares, if any) having an aggregate NAV equal to the aggregate NAV of common shares of beneficial interest of the Target Fund held by such shareholder as of the valuation time (as defined in the Plan of Reorganization). Each combined Acquiring Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

National Reorganizations

Fund	Common Shares Outstanding
PML	66,474,753

New York Reorganizations

Fund	Common Shares Outstanding
PNI	11,209,146

California Reorganizations

Fund	Common Shares Outstanding
PCQ	18,981,066

Common shares of the Target Funds and each corresponding combined Acquiring Fund have identical voting rights and rights with respect to payment of dividends and distributions of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights. All common shares of each Acquiring Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Merger Shares of each Acquiring Fund will, when issued, be fully paid and will have no pre-emptive or conversion rights or rights to cumulative voting.

Shares of closed-end investment companies frequently trade at prices lower than NAV. Whether investors will realize gains or losses upon the sale of common shares will not depend upon the Fund’s NAV but will depend entirely upon whether the market price of the common shares at the time of sale is above or below the original purchase price for the shares. Since the market price of each Acquiring Fund’s common shares will be determined by factors beyond the control of such Acquiring Fund, the Acquiring Fund cannot predict whether the common shares will trade at, below, or above NAV. Accordingly, the common shares are designed primarily for long-term investors, and investors in common shares should not view a combined Acquiring Fund as a vehicle for trading purposes.

Description of the RVMTP Merger Shares to Be Issued by the Acquiring Funds

Each Acquiring Fund is authorized under such Fund’s Agreement and Declaration of Trust, as amended, to issue an unlimited number of preferred shares, par value $0.00001 per share. If the Reorganizations are effected, each Acquiring Fund will issue RVMTP Shares (the “RVMTP Merger Shares”) pursuant to each Agreement and Plan of Reorganization. The terms of the RVMTP Merger Shares will be substantially identical to the terms of the RVMTP Shares of each Target Fund outstanding immediately prior to the closing of the Reorganizations.

The table below shows the number of RVMTP Shares outstanding for each Acquiring Fund and each Acquired Fund as of December 31, 2024:

Fund	Series	RVMTP Shares Outstanding
PMF	Series 2053	204
PML	Series 2053	555
PMX	Series 2053	239
PCQ	Series 2053	102
PCK	Series 2053	292
PZC	Series 2053	105

PMF	Series 2054	1,340
PML	Series 2054	2,530
PMX	Series 2054	1,240
PCQ	Series 2054	1,020
PCK	Series 2054	900
PZC	Series 2054	810
PNF	Series 2054	410
PNI	Series 2054	500
PYN	Series 2054	260

PMF	Series 2054-A	182
PML	Series 2054-A	687
PMX	Series 2054-A	343
PCQ	Series 2054-A	244
PCK	Series 2054-A	275
PZC	Series 2054-A	271
PNI	Series 2054-A	149

Distribution Preference and Liquidation Preference

The RVMTP Shares shall have a preference with respect to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of each Acquiring Fund over such Acquiring Fund’s common shares. So long as any Acquiring Fund has any preferred shares outstanding, its common shareholders will not be entitled to receive any distributions from such Acquiring Fund unless all accrued dividends on the preferred shares have been paid and asset coverage, as defined in the 1940 Act, with respect to such Fund’s preferred shares would be at least 200% after giving effect to the distributions. The terms of each Acquiring Fund’s RVMTP Shares restrict such Fund from placing additional restrictions on each Fund’s ability to declare or pay common share dividends.

Redemption, Purchase and Sale of RVMTP Shares

The RVMTP Shares of each Acquiring Fund may be redeemed from time to time, in whole or in part, at the option of such Acquiring Fund. The Redemption Price per RVMTP Share shall equal the liquidation preference per share plus any outstanding and unpaid dividends and applicable redemption premiums. In the event of any voluntary or involuntary liquidation, dissolution or winding up of any Acquiring Fund, the terms of any preferred stock may entitle the holders of preferred stock to receive a preferential liquidating distribution before any distribution of assets is made to common stockholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders would not be entitled to any further participation in any distribution of assets by the applicable Acquiring Fund. Each Acquiring Fund is required to redeem its RVMTP Shares on the term redemption date of the RVMTP Shares, unless earlier redeemed or repurchased or unless extended. In addition, each Fund is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage or leverage requirements.

Expenses of the Reorganizations

PIMCO will bear the direct expenses incurred in connection with the Reorganizations and the transactions contemplated by each Plan of Reorganization, including, without limitation, costs associated with printing, mailing, and soliciting proxies, drafting this Proxy Statement/Prospectus, accounting fees and legal fees and registration fees of the SEC and NYSE listing fees and expenses associated with holding the Board meetings. Any transaction costs associated with portfolio transactions prior or subsequent to the Reorganizations and/or associated with transferring certain assets to the Acquiring Funds will be borne by the respective Fund incurring the expense (other than costs borne by PIMCO as part of the unified management fee under the IMA). Based on each Target Fund’s portfolio as of December 31, 2024, the estimated portfolio transaction costs related to transferring certain assets to the Acquiring Fund in connection with the Reorganizations would be expected to be as shown in the table below.

National Reorganizations

Fund	Estimated Portfolio Transaction Costs as a Percentage of Net Assets
PMF	0.00%
PMX	0.00%
PML	0.00%

New York Reorganizations

Fund	Estimated Portfolio Transaction Costs as a Percentage of Net Assets
PNF	0.01%
PYN	0.01%

PNI	0.01%

California Reorganizations

Fund	Estimated Portfolio Transaction Costs as a Percentage of Net Assets
PCK	0.00%
PZC	0.00%
PCQ	0.00%

However, actual transaction costs may vary significantly and will depend on market conditions and each Target Fund’s portfolio holdings at the time. Notwithstanding the foregoing, costs and expenses will be paid by the Fund directly incurring them to the extent the payment by another party of such costs and expenses would result in the disqualification of the Fund as a RIC within the meaning of Sections 851 and 852 of the Code.

Portfolio Transitioning

In light of the existing similarities in the Funds’ investment strategies and holdings, PIMCO generally does not expect to restructure any Target Fund’s portfolio or reposition its holdings to a significant extent prior to or shortly after the Reorganizations in order to align with the corresponding Acquiring Fund’s investment strategies.

However, as of the close of business on the date that the Proposals are approved by shareholders through the Closing Date, the Target Funds will be in a “transition period” during which PIMCO may need to reposition the Target Funds’ assets to prepare to transfer such assets to the corresponding Acquiring Fund. During this time, the Target Funds may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.

Federal Income Tax Consequences

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and non-U.S. tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition to the closing of the Reorganizations, the Acquiring Funds and the Target Funds will receive an opinion of Ropes & Gray LLP to the effect that, for U.S. federal income tax purposes:

◾

Each Reorganization will constitute as a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Target Funds and the Acquiring Funds will be “a party to the Reorganization” within the meaning of Section 368(b) of the Code;

◾

Under Sections 361 and 357 of the Code, a Target Fund will not recognize any gain or loss upon the transfer of its assets to the corresponding Acquiring Fund in exchange solely for Common Merger Shares and RVMTP Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) and the assumption by the Acquiring Fund of the liabilities of such Target Fund, or upon the distribution of the Common Merger Shares and RVMTP Merger Shares, if applicable (and cash in lieu of fractional Common Merger Shares, if any) by the Target Fund to its shareholders in liquidation of such Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

◾

Under Section 354 of the Code, Target Fund shareholders will not recognize any gain or loss upon the exchange of their Target Fund shares for corresponding Common Merger Shares and/or RVMTP Merger Shares;

◾

Under Section 358 of the Code, the aggregate tax basis in the Common Merger Shares and/or RVMTP Merger Shares that the Target Fund’s shareholders receive in exchange for their Target Fund shares will be the same as the aggregate tax basis of Target Fund shares exchanged therefor;

◾

Under Section 1223(1) of the code, a Target Fund shareholder’s holding period for the corresponding Common Merger Shares and RVMTP Merger Shares, if applicable, received in a Reorganization will include the shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the shareholder held the applicable Target Fund shares as a capital asset on the date of the exchange;

◾

Under Section 1032 of the Code, an Acquiring Fund will not recognize any gain or loss upon the receipt of the corresponding Target Fund’s assets solely in exchange for Common Merger Shares and RVMTP Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) and the assumption by the Acquiring Fund of all the liabilities of such Target Fund;

◾

Under Section 362(b) of the Code, an Acquiring Fund’s tax basis in the corresponding Target Fund’s assets will be the same as such Target Fund’s basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described above;

◾

Under Section 1223(2) of the Code, the holding periods of a Target Fund’s assets in the hands of the corresponding Acquiring Fund, other than any asset with respect to which gain or loss is required to be recognized as described above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by such Target Fund; and

◾

An Acquiring Fund will succeed to and take into account the items of the corresponding Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The opinion will be based on the Plan, certain factual certifications made by officers of the Acquiring Funds and the Target Funds, and such other items as Ropes & Gray LLP deems necessary to render the opinion and will also be based on customary assumptions.

No Fund has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganizations.

The taxable year of each Target Fund will end as a result of the Reorganizations, which may result in the recognition of additional gain or loss by the Target Funds. Each Target Fund is currently anticipated to pay a distribution of all of its undistributed investment company taxable income and net realized capital gains, including any gains resulting from any repositioning of the Target Fund’s portfolio (as reduced by any available capital loss carryforwards) in connection with the Reorganizations, which distribution may be taxable to shareholders. As a result, shareholders of each Target Fund may pay more in taxes or pay taxes sooner than they would have had the Reorganizations not occurred.

Assuming a Reorganization qualifies as a tax-free reorganization, as expected, the tax attributes of each combined Acquiring Fund following the Reorganization will reflect a blending of the tax attributes of the corresponding Target Fund and Acquiring Fund, including any capital loss carryovers that could have been used by the applicable Funds to offset their future realized capital gains, if any, for federal income tax purposes. The ability of an Acquiring Fund following a Reorganization to carry forward capital losses and to use them to offset future gains may be limited as a result of such Reorganization. The realized and unrealized gains and losses of a Target Fund and the corresponding Acquiring Fund at the time of a Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Acquiring Fund following such Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization.

State and Local Tax Considerations. Shareholders should consult their tax advisors about potential state and local tax considerations as a result of the Reorganizations.

Organization and Rights of Shareholders

Each Fund is a closed-end investment company registered under the 1940 Act and organized as a Massachusetts business trust. Each Fund offers one class of common shares of beneficial interest and one or more classes of RVMTP Shares, as applicable. Each Fund has been in operation since the date indicated in the table below.

Fund	Inception Date
PMF	06/29/01
PML	06/28/02
PMX	10/31/02
PNF	06/29/01
PNI	06/28/02
PYN	10/31/02
PCQ	06/29/01
PCK	06/28/02
PZC	10/31/02

The following tables show the number of common shares and RVMTP Shares each Fund had outstanding as of December 31, 2024.

National Reorganizations

Fund	Common Shares Outstanding	Series 2053 RVMTP Shares Outstanding	Series 2054 RVMTP Shares Outstanding	Series 2054-A RVMTP Shares Outstanding
PMF	26,282,102	204	1,340	182
PMX	33,435,729	239	1,240	343
PML	66,474,753	555	2,530	687

New York Reorganizations

Fund	Common Shares Outstanding	Series 2053 RVMTP Shares Outstanding	Series 2054 RVMTP Shares Outstanding	Series 2054-A RVMTP Shares Outstanding
PNF	7,868,376	0	410	0
PYN	5,746,734	0	260	0
PNI	11,209,146	0	500	149

California Reorganizations

Fund	Common Shares Outstanding	Series 2053 RVMTP Shares Outstanding	Series 2054 RVMTP Shares Outstanding	Series 2054-A RVMTP Shares Outstanding
PCK	32,253,459	292	900	275
PZC	22,488,386	105	810	271
PCQ	18,981,066	102	1,020	244

Each Fund’s organizational documents are substantially similar to one another and provide for substantially similar common shareholder rights and preferences, including, among other things, equal rights as to the payment of dividends and the distribution of assets upon a Fund’s liquidation. There are no material differences in the rights of common shareholders of the Funds. The Funds’ common shares have been fully paid, and, subject to certain provisions in each Fund’s organizational documents relating to shareholder liability and indemnification, are non-assessable and have no pre-emptive or conversion rights or rights to cumulative voting. Each Fund’s common shares trade on the NYSE. Under Massachusetts law, a shareholder of a business trust could, under certain circumstances, be held personally liable for the obligations of the trust; however, the Funds’ Declaration of Trust expressly states that shareholders shall not be personally liable for the obligations of the Funds. Further information about each Fund’s governance structure is contained in the SAI and such Fund’s governing documents.

Dissenting Shareholders’ Rights of Appraisal

Under the organizational documents of each Fund, shareholders of the Funds do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Capitalization of the Funds

The following tables set forth the unaudited capitalization of each Fund as of December 31, 2024 assuming no further sales are made and without reflecting any transaction costs borne by the Funds in connection with the Reorganizations, and on a pro forma basis for each combined Acquiring Fund as of that date as if the proposed Reorganizations had occurred on that date. The pro forma capitalization information is for informational purposes only. Figures are in thousands, except for the share amounts. No assurance can be given as to how many Common Merger Shares and RVMTP Merger Shares of the applicable Acquiring Fund will be received by shareholders as a result of the Reorganizations, and the information should not be relied upon to reflect the number of Common Merger Shares and RVMTP Merger Shares that actually will be received. The amounts shown are in thousands, except per share amounts.

National Reorganizations

	PMF	PMX	PML	Adjustments	Pro Forma Combined Acquiring Fund (both Reorganizations occur)
Series 2053 RVMTP Shares, $100,000 stated value per share, at liquidation value	$20,400	$23,900	$55,500		$99,800
Series 2054 RVMTP Shares, $100,000 stated value per share, at liquidation value	$134,000	$124,000	$253,000		$511,000
Series 2054-A RVMTP Shares, $100,000 stated value per share, at liquidation value	$18,200	$34,300	$68,700		$121,200

COMMON SHAREHOLDERS’ EQUITY
Common Shares Outstanding *	26,282,102	33,435,729	66,474,753	(887,966)	125,304,618
Par value	$0	$0	$1		$1
Paid in capital in excess of par	$284,577	$310,047	$664,135		$1,258,759
Distributable earnings (accumulated loss)	$(42,860)	$(46,387)	$(95,356)		$(184,603)

Net Assets Applicable to Common Shareholders	$241,717	$263,660	$568,780		$1,074,157
Capitalization	$414,317	$445,860	$945,980		$1,806,157

New York Reorganizations

	PNF	PYN	PNI	Adjustments	Pro Forma Combined Acquiring Fund (both Reorganizations occur)
Series 2054 RVMTP Shares, $100,000 stated value per share, at liquidation value	$41,000	$26,000	$50,000		$117,000

Series 2054-A RVMTP Shares, $100,000 stated value per share, at liquidation value	$0	$0	$14,900		$14,900

COMMON SHAREHOLDERS’ EQUITY
Common Shares Outstanding *	7,868,376	5,746,734	11,209,146	(987,418)	23,836,838
Par value	$0	$0	$0		$0
Paid in capital in excess of par	$80,181	$44,156	$110,041		$234,378
Distributable earnings (accumulated loss)	$(12,969)	$(6,423)	$(17,387)		$(36,779)

Net Assets Applicable to Common Shareholders	$67,212	$37,733	$92,654		$197,599
Capitalization	$108,212	$63,733	$157,554		$329,499

California Reorganizations

	PCK	PZC	PCQ	Adjustments	Pro Forma Combined Acquiring Fund (both Reorganizations occur)
Series 2053 RVMTP Shares, $100,000 stated value per share, at liquidation value	$29,200	$10,500	$10,200		$49,900
Series 2054 RVMTP Shares, $100,000 stated value per share, at liquidation value	$90,000	$81,000	$102,000		$273,000
Series 2054-A RVMTP Shares, $100,000 stated value per share, at liquidation value	$27,500	$27,100	$24,400		$79,000

COMMON SHAREHOLDERS’ EQUITY
Common Shares Outstanding *	32,253,459	22,488,386	18,981,066	(17,481,193)	56,241,718
Par value	$0	$0	$0		$0
Paid in capital in excess of par	$229,729	$191,044	$217,875		$638,648
Distributable earnings (accumulated loss)	$(17,082)	$(19,678)	$(21,879)		$(58,639)

Net Assets Applicable to Common Shareholders	$212,647	$171,366	$195,996		$580,009
Capitalization	$359,347	$289,966	$332,596		$981,909

* Reflects adjustment to the number of each Acquiring Fund’s common shares outstanding as a result of the Reorganization.

Net Asset Value

The NAV of a Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the NYSE is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”). Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments.

BOOK-ENTRY PROCEDURES AND SETTLEMENT OF RVMTP MERGER SHARES

The RVMTP Merger Shares will be issued in the form of one or more registered securities in global form (the “global securities”). Upon issuance, each of the global securities will be deposited with the Calculation and Paying Agent (as defined in each Fund’s Statement of Rights) as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. Accordingly, Cede & Co. is expected to be the initial registered holder of all securities that are issued in global form. No person that acquires a beneficial interest in those securities will be entitled to receive a certificate representing that person’s interest in the securities except as described herein. All references to actions by holders of securities issued in global form will refer to actions taken by DTC upon instructions from its participants, and all references to payments and notices to holders will refer to payments and notices to DTC or Cede & Co., as the registered holder of these securities. DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). DTC holds and provides asset servicing for U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments that DTC’s participants deposit with DTC. DTC also facilitates the post-trade settlement among DTC’s participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between DTC’s participants’ accounts, thereby eliminating the need for physical movement of certificates. DTC’s participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly owned subsidiary of the Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, Global Select Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC.

Persons that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, securities may do so only through participants and indirect participants. Under a book-entry format, holders may experience some delay in their receipt of payments, as such payments will be forwarded by the Funds’ designated agent to Cede & Co., as nominee for DTC. DTC will forward such payments to its participants, who will then forward them to indirect participants or holders. Holders will not be recognized by the Funds or the Calculation and Paying Agent as registered holders of the securities entitled to the benefits under the terms of the securities and their governing documents. Beneficial owners that are not participants will be permitted to exercise their rights only indirectly through and according to the procedures of participants and, if applicable, indirect participants.

Under the rules, regulations and procedures creating and affecting DTC and its operations as currently in effect, DTC will be required to make book-entry transfers of securities among participants and to receive and transmit payments to participants. DTC rules require participants and indirect participants with which beneficial securities owners have accounts to make book-entry transfers and receive and transmit payments on behalf of their respective account holders.

Because DTC can act only on behalf of

●	participants, who in turn act only on behalf of participants or indirect participants; and
●	certain banks, trust companies and other persons approved by it,

the ability of a beneficial owner of securities issued in global form to pledge such securities to persons or entities that do not participate in the DTC system may be limited due to the unavailability of physical certificates for these securities.

DTC will take any action permitted to be taken by a registered holder of any securities under the terms of the securities and their governing documents only at the direction of one or more participants to whose accounts with DTC such securities are credited. Neither DTC nor Cede & Co. will consent or vote with respect to the RVMTP Merger Shares unless authorized by a participant in accordance with DTC’s procedures.

A global security will be exchangeable for the relevant definitive securities registered in the names of persons other than DTC or its nominee only if:

●	DTC is unwilling or unable to continue as depositary for that global security or if DTC ceases to be a clearing agency registered under the Exchange Act when DTC is required to be so registered;
●	a Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Any global security that is exchangeable under the preceding sentence will be exchangeable for securities registered in such names as DTC directs.

Upon the occurrence of any event described in the preceding paragraph, DTC is generally required to notify all participants of the availability of definitive securities. Upon DTC surrendering the global security representing the securities and delivery of instructions for re-registration, the relevant Fund or its agent, as the case may be, will reissue the securities as definitive securities, and then such persons will recognize the holders of such definitive securities as registered holders of securities entitled to the benefits under the terms of the securities and their governing documents.

Dividend payments on the RVMTP Merger Shares and redemption notices will be sent to Cede & Co., as the registered holder of the global securities. If less than all of a series of securities are being redeemed, DTC will determine the amount of the interest of each direct participant to be redeemed in accordance with its then current procedures. Payment of dividends or redemption proceeds to Cede & Co. is the responsibility of the applicable Fund or the Calculation and Paying Agent. Disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the beneficial owners of the RVMTP Merger Shares will be the responsibility of DTC participants or securities intermediaries who hold through DTC participant.

Except as described above, the global security may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or to a successor depositary we appoint. Except as described above, DTC may not sell, assign, transfer or otherwise convey any beneficial interest in a global security evidencing all or part of any securities unless the beneficial interest is in an amount equal to an authorized denomination for these securities.

Secondary trading in securities of corporate issuers is generally settled in clearing-house or next-day funds. In contrast, beneficial interests in a global security, in some cases, may trade in the DTC’s same-day funds settlement system, in which secondary market trading activity in those beneficial interests would be required by DTC to settle in immediately available funds. There is no assurance as to the effect, if any, that settlement in immediately available funds would have on trading activity in such beneficial interests. Also, settlement for purchases of beneficial interests in a global security upon the original issuance of this security may be required to be made in immediately available funds.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that the Funds believe to be accurate, but neither the Funds, PIMCO nor the Calculation and Paying Agent assumes any responsibility for the accuracy thereof. None of the Funds, PIMCO nor the Calculation and Paying Agent, or any agent of any of them, will have any responsibility or liability for any aspect of DTC’s or any participant’s records relating to, or for payments made on account of, beneficial interests in a global security, or for maintaining, supervising or reviewing any records relating to such beneficial interests. No representation is made by the Funds, PIMCO or the Calculation and Paying Agent as to the completeness or accuracy of such information or as to the absence of material adverse changes in such information subsequent to the date hereof. No attempt has been made by the Funds, PIMCO or the Calculation and Paying Agent to determine whether DTC is or will be financially or otherwise capable of fulfilling its obligations. The Funds will not have any responsibility or obligations to any DTC participant, securities intermediaries, or the persons for whom they act as nominees with respect to dividend payments to or the providing of notice for the DTC participants, the securities intermediaries or the beneficial owners.

It is the duty of each beneficial owner to arrange with the DTC participant or securities intermediaries to receive from such DTC participant or securities intermediary dividend payments and all other communications. Each Fund is also obligated to deliver certain information directly to the holders of its RVMTP Shares, as set forth in each Fund’s agreements with the holders of its RVMTP Shares, as applicable.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

The Board is soliciting votes from common shareholders of each Acquiring Fund on the applicable Proposals to be considered at the Special Meeting. Shareholders of each Target Fund and preferred shareholders of each Acquiring Fund are not required or being asked to vote on any matters relating to the Reorganizations. The Proxy Statement/Prospectus is being furnished for informational purposes only to shareholders of each Target Fund and preferred shareholders of each Acquiring Fund and is not a solicitation of proxies from the shareholders of any Target Fund or preferred shareholders of any Acquiring Fund. The holders of the RVMTP Shares of each Target Fund will be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

How to Vote on the Proposals

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board to solicit votes at the Special Meeting, which will be held at 650 Newport Center Drive, Newport Beach, CA 92660 on June 27, 2025, at 9:00 a.m. Pacific time.

You may vote in one of the following ways:

◾	vote on the Internet at the website address listed on your proxy card(s);

◾	call the toll-free number listed on your proxy card(s) to reach an automated touchtone voting line;

◾	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States); or

◾	call the toll-free number 833-876-6762 to speak with a live operator Monday through Friday from 10 a.m. to 11 p.m. Eastern time and Saturday from 12 p.m. to 5 p.m. Eastern time.

Please see the section below entitled “Right to Revoke Proxy” for information on how to revoke a proxy. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposals.

Quorum and Adjournment

Only shareholders of record on April 14, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting. A quorum for each Acquiring Fund at the Special Meeting will consist of the presence in person or by proxy of thirty percent (30%) of such Fund’s shares entitled to vote at the Special Meeting. If the quorum required for a Proposal has not been met, the persons named as proxies may propose adjournment of the Special Meeting with respect to such Proposal and, if adjournment is proposed, will vote all shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for an Acquiring Fund will require the affirmative vote of plurality of shares of such Fund present in person or by proxy. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO. Any proposal properly brought before the Special Meeting for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Funds as tellers (collectively, the “Tellers”) for the Special Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of shares present at the Special Meeting in person or by proxy, including shares represented by proxies that reflect abstentions.

Vote Required

The Reorganizations will be effected only if each Acquiring Fund’s common shareholders approve the Proposal applicable to such Acquiring Fund. Common shareholders of the Target Funds and preferred shareholders of the Acquiring Funds are not required or being asked to vote on any proposals relating to the Reorganizations and such shareholders are not being asked to send a proxy with respect to those shares. The holders of the RVMTP Shares of each Target Fund will be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable. The Proxy Statement/Prospectus serves as a proxy statement for common shareholders of each Acquiring Fund and a prospectus for the Common Merger Shares of each Acquiring Fund that will be received by common shareholders of each corresponding Target Fund.

The NYSE rules require the issuance of the Common Merger Shares by each Acquiring Fund to be approved by the common shareholders of such Acquiring Fund. The affirmative vote of a majority of votes cast on each Proposal is required to approve the issuance of Common Merger Shares by each Acquiring Fund. The common shareholders of each Acquiring Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by common shareholders of the Acquiring Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights. If PML common shareholders do not approve the National Proposal, the National Reorganizations will not occur. If PNI common shareholders do not approve the New York Proposal, the New York Reorganizations will not occur. If PCQ common shareholders do not approve the California Proposal, the California Reorganizations will not occur.

Effect of Abstentions

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of an Acquiring Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals. Under current interpretations of the NYSE rules, broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on the Proposals. Proxies that reflect abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Common shareholders of each Acquiring Fund are urged to complete and send in their proxy or voting instructions so their votes can be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, if you beneficially own shares of an Acquiring Fund that are held in “street name” through a broker-dealer and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you may not intend.

Assuming the presence of a quorum, abstentions will have the effect of votes against the Proposals. Abstentions will have no effect on the outcome of a vote on adjournment.

Method and Cost of Solicitation

This document has been sent to shareholders of each Fund to provide information and, with respect to common shareholders of each Acquiring Fund, to solicit proxies in connection with the Proposals to be voted on at the Special Meeting. Common shareholders of each Target Fund and preferred shareholders of each Acquiring Fund are not required or being asked to vote on any matters relating to the Reorganizations. The Proxy Statement/Prospectus is being furnished for informational purposes only to shareholders of each Target Fund and preferred shareholders of each Acquiring Fund and is not a solicitation of proxies from the shareholders of any Target Fund or preferred shareholder of any Acquiring Fund. The holders of the RVMTP Shares of each Target Fund will be asked to consent to the applicable Reorganization, and the consummation of a Reorganization with respect to each such Target Fund will be contingent on the consent of the holders of its RVMTP Shares, as applicable.

The common shareholders of each Acquiring Fund entitled to receive notice of the Special Meeting and to vote, and the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof is determined as of the close of business on the Record Date. The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of PIMCO or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO. The Plan Agent has been retained to provide proxy services. The combined cost of the proxy services provided by the Plan Agent and the shareholder mailing costs are anticipated to be approximately $360,000.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement/Prospectus will be mailed to a given address where two or more shareholders share that address and also share the same surname. Additional copies of the Proxy Statement/Prospectus will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, or by calling 1-(833) 876-6762 on any business day.

Right to Revoke Proxy

At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Acquiring Fund at 650 Newport Center Drive, Newport Beach, CA 92660, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. If you are planning to attend the Special Meeting in-person, please call 1-(833) 876-6762 in advance. You may also call this phone number for information on how to obtain directions to be able to attend the Special Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. Please note that any shareholder wishing to attend the Special Meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and PIMCO. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

Voting Securities and Principal Holders

Common shareholders of each Acquiring Fund at the close of business on the Record Date will be entitled to be present and vote on the Proposals at the Meeting, as applicable. Appendix B lists persons who held of record or beneficially 5% or more of the outstanding shares of each Fund as of the Record Date.

Shareholder Proposals for each combined Acquiring Fund’s Annual Shareholder Meeting held during the 2025 Fiscal Year

It is currently anticipated that each combined Acquiring Fund’s next annual meeting of shareholders after the Special Meeting addressed in this Proxy Statement/Prospectus will be held in December 2025. Proposals of shareholders intended to be presented at that annual meeting of each combined Acquiring Fund must be received by the applicable combined Acquiring Fund no later than July 17, 2025 for inclusion in such combined Acquiring Fund’s proxy statement and proxy cards relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Bylaws of the applicable combined Acquiring Fund. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for a combined Acquiring Fund intended to be presented at the annual meeting held during the 2025 fiscal year (i.e., other than those to be included in a combined Acquiring Fund’s proxy materials) must ensure that such proposals are received by the applicable combined Acquiring Fund, in good order and complying with all applicable legal requirements and requirements set forth in such combined Acquiring Fund’s Bylaws, which provide that any such proposal must be received in writing by the combined Acquiring Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which such combined Acquiring Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of the combined Acquiring Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the December 16 anniversary of this year’s annual meeting of each combined Acquiring Fund’s shareholders, such proposals must be received no earlier than September 15, 2025 and no later than September 30, 2025. If a shareholder who wishes to present a proposal fails to notify a combined Acquiring Fund within these dates described above, the proxies solicited for the meeting will be voted on the shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable combined Acquiring Fund, at the address of the principal executive offices of such Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE APPLICABLE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization is made as of [ ], 2025, by and among PIMCO New York Municipal Income Fund (“PNF”), PIMCO New York Municipal Income Fund III (“PYN”) (each, an “Acquired Fund”), and PIMCO New York Municipal Income Fund II (“PNI” or the “Acquiring Fund”), each a Massachusetts business trust.

It is understood and agreed that (i) this Agreement and Plan of Reorganization shall constitute a separate agreement in respect of each Acquired Fund’s reorganization into the corresponding Acquiring Fund, as if each Acquired Fund had entered into a separate Agreement and Plan of Reorganization with the Acquiring Fund, and (ii) no Acquired Fund shall be deemed to make any representations or warranties to, or have any obligations or liability with respect to, any other Acquired Fund hereunder. The obligations arising out of this Agreement and Plan of Reorganization are several and not joint with respect to each Acquired Fund, and the parties agree not to proceed against any Acquired Fund for the obligations of another.

PLAN OF REORGANIZATION

(a)  The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a) of the Agreement and Plan of Reorganization) all of its properties and assets, including, without limiting the generality of the foregoing, any interests in wholly-owned subsidiaries of the Acquired Fund. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, (i) assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b) of the Agreement and Plan of Reorganization); (ii) deliver to the Acquired Fund a number of full common shares of beneficial interest of the Acquiring Fund (the “Common Merger Shares”) (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to common shares of the Acquired Fund on such date less the value of the liabilities attributable to such shares assumed by the Acquiring Fund on such date, in each case as of the Valuation Time; and (iii) issue to the Acquired Fund a number of Remarketable Variable Rate MuniFund Term Preferred Shares of beneficial interest (“RVMTP Shares”) of the Acquiring Fund, having par value $0.00001 per share and liquidation preference $100,000 per share (the “RVMTP Merger Shares”), equal to the number of RVMTP Shares of the Acquired Fund outstanding as of the Valuation Time (the “Acquired Fund RVMTP Shares” and this Section (a), the “Reorganization”).

(b)  Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute Common Merger Shares (and cash in lieu of fractional shares, if any) in complete liquidation to its common shareholders of record as of the Exchange Date; each shareholder of an Acquired Fund being entitled to receive Common Merger Shares (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal to the aggregate net asset value of common shares of beneficial interest of the Acquired Fund held by such shareholder as of the Valuation Time (as defined in Section 4(b) of the Agreement and Plan of Reorganization). No fractional Common Merger Shares will be distributed to shareholders of the Acquired Fund and, in lieu of such fractional shares, shareholders of the Acquired Fund will receive cash. In the event any one or more shareholders of the Acquired Fund would be entitled to receive fractional Common Merger Shares, such fractional Common Merger Shares will be aggregated, and the resulting whole shares will be sold on the exchange on which such shares are listed for the account of all the Acquired Fund shareholders, and the Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. Certificates representing the Common Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund, and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

(c)  Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute RVMTP Merger Shares in complete liquidation to its preferred shareholders of record as of the Exchange Date; each shareholder of an Acquired Fund being entitled to receive a number of RVMTP Merger Shares equal to the number of Acquired Fund RVMTP Shares held by such shareholder as of the Valuation Time (as defined in Section 4(b) of the Agreement and Plan of Reorganization). Certificates representing the RVMTP Merger Shares will be issued by the Acquiring Fund. All issued and outstanding Acquired Fund RVMTP Shares, and all Acquired Fund RVMTP Shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

(d)  As of the first practicable date after the Exchange Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Fund’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Acquired Fund Declaration of Trust”), and applicable law, and its legal existence terminated. Any reporting responsibility of an Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is terminated. The transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for the Common Merger Shares (and cash in lieu of fractional shares, if any) and RVMTP Merger Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the distribution of the applicable Common Merger Shares (and cash in lieu of fractional shares, if any) and RVMTP Merger Shares to shareholders of the Acquired Fund in liquidation of the Acquired Fund, as described in and pursuant to this Agreement and Plan of Reorganization, are together intended to be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows, solely with respect to such Acquired Fund and not with respect to any other Acquired Fund:

1.  Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a.  The Acquiring Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) validly existing under the laws of The Commonwealth of Massachusetts, with power under its Amended and Restated Agreement and Declaration of Trust, as amended (the “Acquiring Fund Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

b.  The Acquiring Fund is registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.  A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the fiscal year ended December 31, 2024, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants to the Acquiring Fund, will be furnished to the Acquired Fund prior to the Exchange Date. Such statements of assets and liabilities and schedules fairly present the financial position of the Acquiring Fund as of the dates thereof and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d.  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

e.  The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of December 31, 2024, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2024, whether or not incurred in the ordinary course of business.

f.  As of the Exchange Date: (i) the Acquiring Fund will have timely filed all state, federal and other Tax Returns and reports that are required to have been filed by the Acquiring Fund (taking into account extensions); (ii) all such Tax Returns and reports were or will have been true, correct and complete in all material respects; (iii) the Acquiring Fund has timely paid or will have paid or will pay all federal, state and other Taxes shown to be due to be paid by it (whether or not shown on said Tax Returns); (iv) all Tax liabilities of the Acquiring Fund will have been adequately provided for on its books, and no Tax deficiency or liability of the Acquiring Fund will have been asserted, and no question with respect thereto raised by the Internal Revenue Service or by any state or local Tax authority for Taxes in excess of those already paid; and (v) the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for Taxes in excess of those already paid. As used in this Agreement, “Tax” or

“Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

g.  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

h.  There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement, the Proxy Statement or the Prospectus (each as defined in Section (1)(n) herein).

i.  To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund (including the outstanding RVMTP Shares of the Acquiring Fund) have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

j.  The Acquiring Fund has qualified for treatment as a regulated investment company under Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations and will continue to qualify and be treated as such at all times through the Exchange Date.

k.  The issuance of the Common Merger Shares and the RVMTP Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

l.  The Common Merger Shares and the RVMTP Merger Shares to be issued by the Acquiring Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

m.  All issued and outstanding shares of the Acquiring Fund (including the outstanding RVMTP Shares of the Acquiring Fund) are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the Registration

Statement, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

n.  The registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund on Form N-14 relating to the Common Merger Shares issuable hereunder, and the proxy statement of the Acquiring Fund relating to the meeting of such Fund’s shareholders (as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund, and together with the documents incorporated therein by reference, the “Proxy Statement”), on the effective date of the Registration Statement, insofar as it relates to the Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) at the time of the shareholders’ meeting and on the Exchange Date, the prospectus and Statement of Additional Information which is contained in the Registration Statement (together, the “Prospectus”), as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund, and the Proxy Statement will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

o.  The Registration Statement and Exchange Agreement provided by the Acquiring Fund to the holders of outstanding Acquired Fund RVMTP Shares will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement and Exchange Agreement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement and Exchange Agreement.

p.  The Acquiring Fund satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2.  Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that, solely with respect to such Acquired Fund and not with respect to any other Acquired Fund:

a.  The Acquired Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Fund Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

b.  The Acquired Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.  A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended December 31, 2024, such statements and schedules having been audited by PricewaterhouseCoopers LLP, independent accountants to the Acquired Fund, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of their operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

d.  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

e.  There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Registration Statement, the Proxy Statement or the Prospectus.

f.  The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of December 31, 2024, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by them subsequent to December 31, 2024, whether or not incurred in the ordinary course of business.

g.  As of the Exchange Date: (i) the Acquired Fund will have timely filed all state, federal and other Tax Returns and reports that are required to have been filed by the Acquired Fund (taking into account extensions); (ii) all such Tax Returns and reports were or will have been true, correct and complete in all material respects; (iii) the Acquired Fund has timely paid or will have paid or will pay all federal, state and other Taxes due to be paid by it (whether or not shown on said returns and reports); (iv) all Tax liabilities of the Acquired Fund will have been adequately provided for on its books, and no Tax deficiency or liability of the Acquired Fund will have been asserted, and no question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority for Taxes in excess of those already paid; and (v) the Acquired Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for Taxes in excess of those already paid.

h.  At the Exchange Date, the Acquired Fund will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities (including liabilities with respect to the Acquired Fund RVMTP Shares) of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), and liabilities (including liabilities with respect to the Acquired Fund RVMTP Shares) subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of December 31, 2024, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions, through the Exchange Date.

i.  No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

j.  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

k.  The Acquired Fund has qualified for treatment as a regulated investment company under Sections 851 and 852 of the Code in respect of each taxable year since the commencement of operations and will continue to qualify and be treated as such at all times through the Exchange Date.

l.  The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

m.  To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund (including the Acquired Fund RVMTP Shares) have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

n.  All issued and outstanding shares of the Acquired Fund (including the Acquired Fund RVMTP Shares) are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

o.  The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act; (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) at the time the Proxy Statement and the Registration Statement are distributed to the shareholders of the Acquiring Fund and the shareholders of the Acquired Fund, as applicable, and at the time of the shareholders’ meeting, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements of fact relating to the Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to the Acquired Fund, made or omitted in reliance upon and in conformity with information furnished or approved by the Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

p.  The information provided by the Acquired Fund for use in the Registration Statement and Exchange Agreement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q.  The Acquired Fund satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

3.  Reorganization.

a.  Subject to any requisite approval of the shareholders of the Acquired Fund and the Acquiring Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 9(i) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time (as defined in Section 4(b) below) in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Sections 5 and 6 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (including liabilities with respect to the Acquired Fund RVMTP Shares), whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable on or after the Exchange Date, distribute all of the Common Merger Shares (and cash in lieu of fractional shares, if any) received by it to the shareholders of record of the Acquired Fund in exchange for their common shares of the Acquired Fund. The Acquired Fund will, as soon as practicable on or after the Exchange Date, distribute all of the RVMTP Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Acquired Fund RVMTP Shares.

b.  The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

c.  The Acquired Fund will, within a reasonable period of time before the Exchange Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Exchange Date, identify the investments, if any, on the Acquired Fund’s portfolio that (by itself or in the aggregate with the investments in the Acquiring Fund’s portfolios) do not conform to the Acquiring Fund’s investment objectives, policies and/or restrictions and will notify the Acquired Fund accordingly. The Acquired Fund will, if reasonably requested by the Acquiring Fund, dispose of a sufficient amount of such investments as may be necessary to avoid violating such policies and/or restrictions as of the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any portion of its assets if, in the reasonable judgment of the Acquired Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Acquired Fund.

4.  Exchange Date; Valuation Time.

a.  Delivery of the Assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Common Merger Shares (and cash in lieu of fractional shares, if any) and RVMTP Merger Shares to be issued as of the close of business on [August 1], 2025, such earlier or later day as may be mutually agreed upon in writing by the Acquiring Fund and the Acquired Fund, at such place, time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

b.  The Valuation Time shall be 4:00 p.m. Eastern time on [August 1], 2025 or such earlier or later day as may be mutually agreed upon in writing by the Acquiring Fund and the Acquired Fund (the “Valuation Time”).

c.  In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or an Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated, with respect to the Acquiring Fund and an Acquired Fund, by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5.  Issuance of Common Merger Shares: Assumption of Liabilities. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full Common Merger Shares (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to common shares of the Acquired Fund on such date less the value of the liabilities attributable to such shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 5.

a.  The net asset value of the Common Merger Shares to be delivered to an Acquired Fund, the value of the Assets of an Acquired Fund, and the value of the liabilities of an Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b.  The net asset value of the Common Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Prospectus. The value of the assets and liabilities attributable to the common shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s common shares of beneficial interest.

c.  No adjustment shall be made in the net asset value of either the Acquiring Fund or an Acquired Fund to take into account differences in realized and unrealized gains and losses.

d.  On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and termination of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement.

e.  The Acquiring Fund shall issue the Common Merger Shares (and cash in lieu of fractional shares, if any) to the Acquired Fund. The Acquired Fund shall as soon as practicable distribute the Common Merger Shares (and cash in lieu of fractional shares, if any) to the common shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for the Acquired Fund’s common shareholders on the transfer records of the Acquiring Fund. The Acquiring Fund and the Acquired Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund common shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to represent interests in the Common Merger Shares to be issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Subject to the Acquiring Fund being informed of certificated Acquired Fund shares in writing by the Acquired Fund, the Acquiring Fund will not permit such Acquired Fund shareholders to receive new book entry interests of common shares of the Acquiring Fund, until such Acquired Fund shareholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund shares or, in the event of lost certificates, posted adequate bond. The Acquired Fund, at its own expense, will request its common shareholders to surrender their outstanding certificates evidencing ownership of common shares of the Acquired Fund or post adequate bond therefor, as applicable. Certificates representing the Common Merger Shares will not be issued to Acquired Fund common shareholders.

f.  Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

g.  No fractional Common Merger Shares will be distributed to common shareholders of an Acquired Fund and, in lieu of such fractional shares, shareholders of the Acquired Fund will receive cash. In the event a shareholder of an Acquired Fund would be entitled to receive fractional Common Merger Shares, the Acquiring Fund’s transfer agent will aggregate such fractional Common Merger Shares, and sell the resulting whole shares on the exchange on which such shares are listed for the account of all the Acquired Fund shareholders, and each of the Acquired Fund common shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Common Merger Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund’s common shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund’s common shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

6.  Issuance of RVMTP Merger Shares. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of RVMTP Merger Shares equal to the number of outstanding Acquired Fund RVMTP Shares as of the Valuation Time.

a.  The Acquiring Fund shall issue the RVMTP Merger Shares to the Acquired Fund. The Acquired Fund shall as soon as practicable distribute the RVMTP Merger Shares to the holders of the Acquired Fund RVMTP Shares. With respect to any Acquired Fund shareholder holding share certificates of the RVMTP Merger Shares as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to represent interests in the RVMTP Merger Shares to be issued to such shareholder in respect of the Acquired Fund RVMTP Shares represented by such certificates. The Acquiring Fund will not permit such Acquired Fund RVMTP Shares to receive new book entry interests of preferred shares of the Acquiring Fund, until such Acquired Fund RVMTP shareholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund preferred shares or, in the event of lost certificates, posted adequate bond. The Acquired Fund, at its own expense, will request its RVMTP shareholders to surrender their outstanding certificates evidencing ownership of preferred shares of the Acquired Fund or post adequate bond therefor. Certificates representing the RVMTP Merger Shares will be issued to the Acquired Fund, which will in turn issue such certificates to such Acquired Fund shareholders.

b.  The Acquiring Fund shall issue the RVMTP Merger Shares as additional shares of one or more existing series of RVMTP Shares of the Acquiring Fund established under the Acquiring Fund’s Amended and Restated Bylaws, as amended (the “Acquiring Fund Bylaws”) and the Statements Establishing and Fixing the Rights and Preferences of the Remarketable Variable Rate MuniFund Term Preferred Shares, each as may be amended and restated from time to time (each, a “Statement of Rights”) attached as exhibits thereto. The Acquiring Fund shall issue a number of preferred shares designated as Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2053 (the “Acquiring Fund Series 2053 Shares”) to the applicable Acquired Fund equal to the number of Acquired Fund RVMTP Shares that are designated as Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2053 (the “Acquired Fund Series 2053 Shares”). The Acquiring Fund shall issue a number of preferred shares designated as Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2054 (the “Acquiring Fund Series 2054 Shares”) to the applicable Acquired Fund equal to the number of Acquired Fund RVMTP Shares that are designated as Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2054 (the “Acquired Fund Series 2054 Shares”). The Acquiring Fund shall issue a number of preferred shares designated as Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2054-A (the “Acquiring Fund Series 2054-A Shares” and, together with the Acquiring Fund Series 2053 Shares and the Acquiring Fund Series 2054 Shares, the “Acquiring Fund Series”) to the applicable Acquired Fund equal to the number of Acquired Fund RVMTP Shares that are designated as Remarketable Variable Rate MuniFund Term Preferred Shares, Series 2054-A (the “Acquired Fund Series 2054-A Shares” and, together with the Acquired Fund Series 2053 Shares and the Acquired Fund Series 2054 Shares, the “Acquired Fund Series”).

c.  Dividends shall accumulate on the Acquired Fund RVMTP Shares up to and including the day immediately preceding the Exchange Date and then cease to accumulate, and dividends on the RVMTP Merger Shares will accumulate from and including the Exchange Date. Prior to the Valuation Time, the Acquired Fund will declare all accumulated but unpaid dividends on the Acquired Fund RVMTP Shares to and including the day immediately preceding the Exchange Date. All such dividends on Acquired Fund RVMTP Shares will be paid on the Exchange Date.

7.  Expenses, Fees, etc.

a.  Except as otherwise noted below, PIMCO will bear the direct expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, costs associated with printing, mailing, and soliciting proxies, drafting the Registration Statement, accounting fees and legal fees and registration fees of the Securities and Exchange Commission and New York Stock Exchange listing fees. Any transaction costs associated with portfolio transactions prior or subsequent to the Merger will be borne by the respective Fund incurring the expense (other than costs borne by PIMCO as part of the unified management fee under the Funds’ investment management agreement). Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” described in Section 368(a)(1) of the Code or otherwise result in the imposition of Tax on either the Acquired Fund or Acquiring Fund or on any of their respective shareholders.

b.  Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

8.  Termination. The Acquired Fund agrees that the liquidation and termination of the Acquired Fund will be effected in the manner provided in the Acquired Fund’s Declaration of Trust, in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraphs (b) and (c) of the Plan of Reorganization.

9.  Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder, with respect to the reorganization of a particular Acquired Fund, shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date and (c) the following further conditions that, at or before the Exchange Date:

a.  The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, provided confirmation that there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2024, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b.  As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

c.  The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquired Fund is an unincorporated voluntary association validly existing and in good standing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and has the trust power to execute, deliver and perform its obligations under this Agreement; (ii) this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery of the other parties thereto, constitutes a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms; (iii) except as set forth in this Agreement, the execution and delivery by the Acquired Fund of this Agreement did not, and the consummation of the transactions contemplated hereby will not violate the Acquired Fund Declaration of Trust or the Acquired Fund’s Amended and Restated Bylaws, as amended (the “Acquired Fund Bylaws”), will not violate any provision of the laws of The Commonwealth of Massachusetts or of the federal laws of the United States of America (the “Covered Laws”), and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquired Fund; and (iv) to such counsel’s knowledge (without any independent inquiry or investigation), under the Covered Laws, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Acquired Fund in connection with the execution and delivery of this Agreement or the consummation by the Acquired Fund of the transactions contemplated hereby, except (i) such as have been obtained or made prior to the Exchange Date, or (ii) such as may be required under state securities or “blue sky” laws. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement, as well as certificates of officers of the Acquired Fund, including certificates with respect to investment restrictions contained in the Acquired Fund Declaration of Trust, the Acquired Fund’s Bylaws or the Registration Statement or Prospectus,

d.  The Acquiring Fund shall have received an opinion of Ropes & Gray LLP (the “Tax Opinion”) dated on the Exchange Date (which opinion will be subject to certain qualifications) reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules, and court decisions, while the matter is not free from doubt, for U.S. federal income tax purposes:

i.  The transfer by the Acquired Fund of the Assets to the Acquiring Fund in exchange for the Common Merger Shares (and cash in lieu of fractional shares, if any), the RVMTP Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the distribution of the Common Merger Shares (and cash in lieu of fractional shares, if any) and the RVMTP Merger Shares to shareholders of the Acquired Fund in liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquiring Fund and the Acquired Fund will be “a party to the reorganization” within the meaning of Section 368(b) of the Code;

ii.  Under Sections 361 and 357 of the Code, the Acquired Fund will not recognize any gain or loss upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange solely for the Common Merger Shares (and cash in lieu of fractional shares, if any) and the RVMTP Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Common Merger Shares (and cash in lieu of fractional shares, if any) and the RVMTP Merger Shares by the Acquired Fund to its shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

iii.  Under Section 354 of the Code, Acquired Fund’s shareholders will not recognize any gain or loss upon the exchange of their Acquired Fund shares for Common Merger Shares and the RVMTP Merger Shares;

iv.  Under Section 358 of the Code, the aggregate basis in the Common Merger Shares and the RVMTP Merger Shares that the Acquired Fund’s shareholders receive in exchange for their shares of the Acquired Fund will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor;

v.  Under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Common Merger Shares and the RVMTP Merger Shares received pursuant to the Agreement and Plan of Reorganization will include the shareholder’s holding period for the Acquired Fund’s shares exchanged therefor, provided that the shareholder held the Acquired Fund’s shares as capital assets on the date of the exchange;

vi.  Under Section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss upon the receipt of the Assets solely in exchange for Common Merger Shares (and cash in lieu of fractional shares, if any), the RVMTP Merger Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

vii.  Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the Assets will be the same as the Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

viii.  Under Section 1223(2) of the Code, the holding period of each Asset in the hands of the Acquiring Fund, other than any Asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Asset was held or treated for U.S. federal income tax purposes as held by the Acquired Fund; and

ix.  The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion may note and distinguish certain published precedent.

e.  As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund Declaration of Trust and Acquiring Fund Bylaws, or of investment restrictions disclosed in the Registration Statement or the Prospectus in effect on the Exchange Date.

f.  Each of the Acquiring Fund and the Acquired Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

g.  All actions taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

h.  Prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends in an aggregate amount that, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing to the common and RVMTP shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (computed without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund’s net capital gain, in each case for the taxable year beginning January 1, 2025 and ending on the Exchange Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

i.  The Acquired Fund shall provide confirmation to the Acquiring Fund regarding the Acquired Fund’s tax basis in the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

j.  The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodians as of the Valuation Time.

k.  The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of common shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any common shares of the Acquired Fund and the number of common shares held of record by each such shareholder.

l.  The Acquired Fund’s Calculation and Paying Agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund RVMTP Shares in the possession of such Calculation and Paying Agent as of the Exchange Date, (ii) a certificate setting forth the number of Acquired Fund RVMTP Shares outstanding as of the Valuation Time, and (iii) confirmation of each holder of record of any Acquired Fund RVMTP Shares and the number of Acquired Fund RVMTP Shares held of record by each such shareholder.

m.  All of the issued and outstanding shares of beneficial interest of the Acquired Fund (including all issued and outstanding Acquired Fund RVMTP Shares) shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii)

the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n.  The issuance of the Common Merger Shares shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote, to the extent required by law or regulation (including NYSE listing rules).

o.  Holders of the Acquired Fund’s outstanding RVMTP Shares shall have consented to the Reorganization as set forth in this Agreement and Plan of Reorganization.

p.  The Acquiring Fund shall have obtained written confirmation from Fitch Ratings, Inc. that, as of the Exchange Date, all Acquiring Fund RVMTP Shares, including RVMTP Merger Shares, will be rated AA by Fitch Ratings, Inc.

q.  The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission.

r.  The Common Merger Shares shall have been accepted for listing by the New York Stock Exchange.

10.  Conditions to the Acquired Fund’s Obligations. The obligations of a particular Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a.  The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, and provided confirmation to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since December 31, 2024, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to dividends paid or losses from operations.

b.  The Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising in connection with this Agreement.

c.  As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d.  The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquiring Fund is an unincorporated voluntary association validly existing and in good standing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and has the trust power to execute, deliver and perform its obligations under this Agreement; (ii) the Common Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery of the other parties thereto, constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms; (iv) except as set forth in this Agreement, the execution and delivery by the Acquiring Fund of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Declaration of Trust or the Acquiring Fund Bylaws, will not violate any provision of the Covered Laws, and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquiring Fund; (v) to such counsel’s knowledge (without any independent inquiry or investigation), under the Covered Laws, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Acquiring Fund in connection with the execution and delivery of this Agreement or the consummation by the Acquiring Fund of the transactions contemplated hereby, except (i) such as have been obtained or made prior to the Exchange Date, or (ii) such as may be required under state securities or “blue sky” laws; and (vi) the Registration Statement has been declared effective under the 1933 Act, and based solely upon oral inquiries to the Commission staff, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purposes is pending or threatened by the Commission. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of officers of the Acquiring Fund, including certificates with respect to investment restrictions contained in the Acquiring Fund Declaration of Trust, the Acquiring Fund Bylaws or the Registration Statement or Prospectus.

e.  The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 9(e)), dated as of the Exchange Date, reasonably satisfactory to the Acquired Fund. The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion may note and distinguish certain published precedent.

f.  All of the issued and outstanding shares of beneficial interest of the Acquiring Fund (including all issued and outstanding RVMTP Shares of the Acquiring Fund) shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquiring Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Ropes & Gray LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

g.  All actions taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

h.  The Acquiring Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i.  The issuance of the Common Merger Shares shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote.

j.  Holders of the Acquired Fund’s outstanding RVMTP Shares shall have consented to this Agreement and Plan of Reorganization.

k.  The Acquiring Fund shall have obtained written confirmation from Fitch Ratings, Inc. that, as of the Exchange Date, all Acquiring Fund RVMTP Shares, including RVMTP Merger Shares, will be rated AA by Fitch Ratings, Inc.

l.  The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission.

m.  The Common Merger Shares shall have been accepted for listing by the New York Stock Exchange.

11.  Indemnification.

a.  The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquired Fund represented by the Common Merger Shares (and cash in lieu of fractional shares, if any) following the

Exchange Date) but no other assets, the Acquiring Fund and the trustees and officers of the Acquiring Fund (for purposes of this Section 11(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Proxy Statement (or, in the case of the RVMTP Shares, the Exchange Agreement) or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund. The Indemnified Parties will notify the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. An Acquired Fund’s obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the Indemnified Parties’ first paying the same.

b.  The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund and the trustees and officers of the Acquired Fund (for purposes of this Section 11(b), the ‘‘Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Proxy Statement (or, in the case of the RVMTP Shares, the Exchange Agreement) or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund. The Indemnified Parties will notify the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(b). The

Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 11(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(b) without the necessity of the Indemnified Parties’ first paying the same.

12.  No Broker, etc. The Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.  Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each of the Acquiring Fund and the Acquired Fund, terminate this Agreement with respect to a particular Acquired Fund. If the transactions contemplated by this Agreement have not been substantially completed by [August 30], 2025, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

14.  Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.  Further Covenants. Each of the Acquiring Fund and the Acquired Fund further agrees that unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Acquired Fund’s independent registered public accounting firm in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Acquired Fund, the Acquiring Fund and such independent registered public accounting firm.

16.  Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 17 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

17.  Amendment. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and Plan of Reorganization and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

18.  Waiver. At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

19.  Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

20.  Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be addressed to the Acquired Fund or an Acquiring Fund, as applicable, and shall be given in writing by electronic mail (Ryan.Leshaw@pimco.com), or by courier or certified mail care of PIMCO, at 650 Newport Center Drive, Newport Beach, CA 92660.

21.  Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any liability for obligations entered into on behalf of any of the Funds.

22.  Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

23.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

24.  Notice Regarding Declaration of Trust. A copy of the Acquiring Fund Declaration of Trust and the Acquired Fund Declaration of Trust each is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the President of the Acquiring Fund on behalf of the Acquiring Fund, and the President of the Acquired Fund on behalf of the Acquired Fund, as an officer of such Fund and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund or the Acquired Fund individually but are binding only upon the assets and property of the Acquiring Fund and the Acquired Fund, as the case may be.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

PIMCO New York Municipal Income Fund

By:
Name: Joshua D. Ratner
Title: President

PIMCO New York Municipal Income Fund II

By:
Name: Joshua D. Ratner
Title: President

PIMCO New York Municipal Income Fund III

By:
Name: Joshua D. Ratner
Title: President

Agreed and accepted as to Section 7 only:

Pacific Investment Management Company LLC

By:
Name:	Peter G. Strelow
Title:	Managing Director and Co-Chief Operating Officer

APPENDIX B - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

[to be inserted]

B-1

[Proxy cards to be inserted]

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 4, 2025

STATEMENT OF ADDITIONAL INFORMATION

PIMCO MUNICIPAL INCOME FUND

PIMCO MUNICIPAL INCOME FUND II

PIMCO MUNICIPAL INCOME FUND III

PIMCO NEW YORK MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND II

PIMCO NEW YORK MUNICIPAL INCOME FUND III

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

This Statement of Additional Information (“SAI”) is furnished to holders of common shares of beneficial interest and to holders of preferred shares of each of PIMCO Municipal Income Fund (“PMF”), PIMCO Municipal Income Fund II (“PML” or the “National Acquiring Fund”), PIMCO Municipal Income Fund III (“PMX” and, together with PMF and PML, the “National Funds”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO New York Municipal Income Fund II (“PNI” or the “New York Acquiring Fund”), PIMCO New York Municipal Income Fund III (“PYN” and, together with PNF and PNI, the “New York Funds”), PIMCO California Municipal Income Fund (“PCQ” or the “California Acquiring Fund” and, together with the National Acquiring Fund and the New York Acquiring Fund, the “Acquiring Funds”), PIMCO California Municipal Income Fund II (“PCK”) and PIMCO California Municipal Income Fund III (“PZC” and, together with PCQ and PCK, the “California Funds”) (collectively, the “Funds”) to provide information in connection with the proposed reorganizations of:

(i)	PMF and PMX (each, a “National Target Fund”) with and into PML (the “National Reorganizations”);

(ii)	PNF and PYN (each, a “New York Target Fund”) with and into PNI (the “New York Reorganizations”); and

(iii)

PCK and PZC (each, a “California Target Fund” and, together with the National Target Funds and New York Target Funds, the “Target Funds”) with and into PCQ (the “California Reorganizations” and, together with the National Reorganizations and New York Reorganizations, the “Reorganizations”).

Each Reorganization would, if approved, be effected pursuant to a separate Agreement and Plan of Reorganization each of which will be in substantially the same form. A Form of Agreement and Plan of Reorganization (the “Plan of Reorganization”) is attached as Appendix A to the Proxy Statement/Prospectus (as defined below). The Plan of Reorganization provides for: (i) the transfer of all of the assets of each Target Fund to the corresponding Acquiring Fund and the assumption by such Acquiring Fund of the liabilities of such corresponding Target Fund; (ii) the delivery by the Acquiring Fund to the Target Fund of Common Merger Shares and RVMTP Merger Shares (and cash in lieu of fractional Common Merger Shares, if any) having an aggregate net asset value equal to the value of the properties and assets of the Target Fund less the value of the liabilities attributable to such shares assumed by the Acquiring Fund on such date; (iii) the distribution of the Acquiring Fund’s Common Merger Shares and RVMTP Merger Shares, if applicable (and cash in lieu of fractional Common Merger Shares, if any) pro rata to the shareholders of each corresponding Target Fund; and (iv) the subsequent termination, dissolution and complete liquidation of each Target Fund. As part of the Reorganizations, the outstanding RVMTP Shares of each Target Fund will be exchanged for new RVMTP Shares of the corresponding Acquiring Fund, having an aggregate liquidation preference equal to, and other terms that are substantially identical to, the corresponding series of RVMTP Shares of each such Target Fund.

Each Fund is a closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and each Fund is a “diversified company” for purposes of the 1940 Act, except for PNF and PYN, which are each a “non-diversified company.” Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), 650 Newport Center Drive, Newport Beach, California 92660, is the investment manager to each Fund.

This SAI is not a prospectus and should be read in conjunction with the joint Proxy Statement/Prospectus dated [ ], 2025 and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganizations of the Target Funds into the Acquiring Funds (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by calling (844) 337-4626 or from the Funds’ website (http://www.pimco.com/closedendfunds). The information contained in, or that can be accessed through, the Funds’ website is not part of the Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

This SAI is dated [ ], 2025.

i

THE FUNDS

Each Fund is a closed-end investment company registered under the 1940 Act and organized as a Massachusetts business trust. Each Fund is a “diversified company” for purposes of the 1940 Act, except for PNF and PYN, which are each a “non-diversified company.”

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Funds are described in the Proxy Statement/Prospectus. Additional information concerning the characteristics of certain of a Fund’s investments, strategies and risks is set forth below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Proxy Statement/Prospectus, by the investment restrictions under “Investment Restrictions” in this SAI, or by applicable law, a Fund may engage in each of the practices described below. However, a Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. The investment policies described below, except as otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board”, and each trustee, a “Trustee”) without the approval of shareholders. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques.

When used in this SAI, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly by investing in derivatives or through its wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The allocation of a Fund’s assets to a Subsidiary will vary over time and will not include all of the different types of investments described herein at any given time.

Short-Term Investments / Temporary Defensive Strategies. In attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO, when PIMCO deems it appropriate to do so, a Fund may, for temporary defensive purposes, deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. Such investments may prevent a Fund from achieving its investment objective.

Subsidiaries and Affiliates. A Fund may execute its strategy by investing through one or more Subsidiaries. For example, each Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, risk retention investments or any other security or other instrument that a Fund may hold directly. A Fund reserves the right to establish additional Subsidiaries through which a Fund may execute its strategy.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies. A Fund may invest up to 20% of its net assets in debt instruments that are, at the time of purchase, rated below “investment grade” by at least one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings Inc. (“Fitch”), or unrated but determined by PIMCO to be of comparable quality. A Fund may also invest in defaulted securities and debtor-in-possession financings. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the nationally recognized statistical rating organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s, BB or below by S&P or BB or below by Fitch) or (2) if unrated, determined by PIMCO to be of comparable quality to obligations so rated. Investments in securities rated below investment grade are described as “speculative” by Moody’s, S&P and Fitch, and are commonly referred to as “high yield” securities or “junk bonds.” Additional information about Moody’s, S&P’s and Fitch’s securities ratings is included in Appendix A to this SAI.

Investment in lower rated corporate debt securities (“high yield” securities or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

High yield and distressed company securities and securities of distressed companies may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which a Fund could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities and securities of distressed companies, an investment in a Fund should be considered speculative.

Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities structured as “zero-coupon” bonds or “payment-in-kind” securities (“PIKs”) tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of income greater than the total amount of cash interest the Fund has actually received. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to sell other investments in order to satisfy its distribution requirements (including when it is not advantageous to do so).

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by a Fund. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero coupon bonds or PIKs may be affected to a greater extent by interest rate changes. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed securities, especially in a thinly traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting, holding, or selling debt securities for a Fund. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security.

Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, PIKs and step-coupon securities and may be privately placed or publicly offered.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

A Fund may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations may be less readily marketable than other municipal securities.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations. Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax (“AMT”) purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings. Each state’s municipal securities may include, in addition to securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities, securities issued by the governments of Guam, Puerto Rico or the U.S. Virgin Islands. These securities may be subject to different risks than municipal securities issued by the relevant state and its political subdivisions, agencies, authorities and instrumentalities.

A Fund ordinarily purchases municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the AMT or is exempt from certain state or local taxes. There is no assurance that the applicable taxing authority will agree with this opinion. In the event, for example, the Internal Revenue Service (“IRS”) determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of a Fund, you may be required to file an amended tax return as a result, reporting such income as taxable.

Municipal Bonds. Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York municipal bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source or annual revenues. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). A Fund does not expect to be eligible to pass through to shareholders the tax-exempt character of interest earned on municipal bonds. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in industrial development bonds.

A Fund may invest in pre-refunded municipal bonds. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded municipal bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. Pre-refunded and/or escrowed to maturity municipal bonds may bear an investment grade rating (for example, if re-rated by a rating service or, if not re-rated, determined by PIMCO to be of comparable quality) because they are backed by U.S. Treasury securities, Agency Securities or other investment grade securities. For the avoidance of any doubt, PIMCO’s determination of an issuer’s credit rating will generally be used for compliance with a Fund’s investment parameters when an issue either loses its rating or is not re-rated upon pre-refunding. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded municipal bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if a Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the IRS, a Fund’s investment in pre-refunded municipal bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to the Fund, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code (the “Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal AMT liability.

A Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

A Fund may invest in taxable municipal bonds, such as Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors (or 45% in the case of Recovery Zone Economic Development Bonds). The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Fund’s investments in Build America Bonds or similar taxable municipal bonds will result in taxable income and a Fund may elect to pass through to holders of the Fund’s outstanding common shares of beneficial interest (“Common Shares”, with such holders “Common Shareholders”) any corresponding tax credits. Such tax credits can generally be used to offset federal income taxes and the AMT, but such credits are generally not refundable. Even if a Fund is eligible to pass through tax credits to Common Shareholders, the Fund may choose not to do so. Build America Bonds or similar taxable municipal bonds involve similar risks as tax-exempt municipal bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt municipal bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt municipal bonds during the same period.

The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this SAI, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Certain Risks of Investing in Municipal Bonds. Economic downturns and budgetary constraints could make municipal bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal bond investment opportunities. The value of municipal bonds may also be affected by uncertainties involving the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds are introduced before Congress from time to time. These legal uncertainties could affect the municipal bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.

A Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. A Fund may also sell municipal bonds due to changes in PIMCO’s evaluation of the issuer. The secondary market for municipal bonds is typically less liquid than that for taxable debt/fixed income securities, and this may affect a Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Additionally, municipal bonds rated below investment grade (i.e., high yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on a Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” above.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The perceived increased likelihood of default among issuers of municipal bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds. Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a Fund’s holdings in municipal bonds.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such municipal bonds for investment by a Fund and the value of such municipal bonds held by the Fund may be affected. In addition, it is possible that events occurring after the date of a municipal bond’s issuance, or after the Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.

Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal bonds in the same manner.

In particular, to the extent that a Fund invests a significant portion of its assets in municipal bonds issued by California and New York issuers, the Fund may be subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. Neither the Funds nor PIMCO have independently verified the information, but have no reason to believe that it is substantially different.

California. To the extent a Fund invests in municipal bonds issued by California issuers, it may be particularly affected by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax exempt issuers to pay interest or repay principal.

Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics, or social unrest could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors that may impact issuers of California municipal bonds. The information is derived from sources that are generally available to investors, including but not limited to information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office (“LAO”). The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by a Fund, and a Fund assumes no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers are not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by a Fund may be impaired.

Certain tax exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California’s economy, the largest state economy in the United States, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic factors affecting those industries.

California’s fiscal health has improved since the severe recession ended in 2009, which caused large budget deficits. The State paid off billions of dollars of budgetary borrowings, debts and deferrals that were accumulated to balance budgets during the recession and years prior. However, California’s General Fund was adversely impacted by the health-related and economic impacts of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 impacted the national and State economies and contributed to volatility in the markets. Prolonged inflationary pressures and changing interest rates could also adversely affect California’s economy. It is not possible to predict the long-term economic environment as it relates to California. Additionally, California faced an operating deficit in fiscal year 2024-2025, and it is projected that California will face an operating deficit in each subsequent fiscal year through 2028-2029.

A failure by California to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Fund investments. The current economic environment also may negatively affect the economy of the State.

The unemployment rate in California was 5.5% as of December 2024. The State’s unemployment rate was above the national average of 4.1% in December 2024.

The budget for fiscal year 2024-2025 (“2024-25 Enacted Budget”) was signed into law on June 29, 2024. The 2024-25 Enacted Budget projects General Fund revenues and transfers to be approximately $212.1 billion (an increase of 12.0% compared with revised estimates for fiscal year 2023-24). Against these revenues and transfers, the 2024-25 Enacted Budget provides for General Fund expenditures of approximately $211.5 billion (a decrease of 5.2% compared with revised estimates for fiscal year 2023-2024). The 2024-25 Enacted Budget sets aside reserves of $22.2 billion. The 2024-25 Enacted Budget includes a package of budgetary solutions to address a $46.8 billion budget deficit. In particular, the budget seeks to bridge the budget deficit through spending reductions totaling $16.0 billion, additional revenue sources and internal borrowing totaling $13.6 billion, reserve withdrawals totaling $6.0 billion, fund shifts totaling $6.0 billion, spending delays and pauses totaling $3.1 billion, and payment deferrals totaling $2.1 billion.

The Governor released his proposed budget for fiscal year 2025-2026 on January 10, 2025 (“2025-26 Governor’s Budget”). The 2025-26 Governor’s Budget projects that General Fund revenues and transfers will be $225.1 billion (an increase of 1.2% compared to revised estimates for fiscal year 2024-25) and expenditures will be $228.9 billion (a decrease of 1.4% compared to revised estimates for fiscal year 2024-25).

Following the release of the 2025-26 Governor’s Budget, the LAO released its report on the 2025-26 Governor’s Budget. The LAO projected that the 2025-26 Governor’s Budget is approximately balanced, attributing this primarily to the California Legislature’s proactive decisions in June 2024 to address the anticipated 2025-2026 operating deficit, which committed a total of $28 billion in budget solutions, including $12 billion in spending-related solutions and nearly $16 billion in all other solutions, including $5.5 billion in temporary revenue increases and a $7 billion withdrawal from the Budget Stabilization Account (“BSA”). The LAO recommended, among other things, continued monitoring of the risk that revenue gains are not tied to California’s broader economy; that the State focus on additional cost pressures, including but not limited to, recent Los Angeles wildfires; that the Legislature should maintain momentum on solving future anticipated budget shortfalls; and that the State should review program performance in order to increase revenues and/or decrease spending in order to address future anticipated budget shortfalls.

Moody’s, S&P and Fitch assign ratings to California’s long-term general obligation bonds, which represent their opinions as to the quality of the municipal bonds they rate. As of February 25, 2025, California’s general obligation bonds were assigned ratings of Aa2, AA- and AA by Moody’s, S&P and Fitch, respectively. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax exempt security is a general or limited obligation bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

Additionally, California is prone to natural disasters and climate events, including earthquakes, wildfires, mudslides, floods and droughts. Such events have periodically resulted in significant disruptions to the California economy and required substantial expenditures from the state government. California lies within an active geologic region that is subject to major seismic activity, which could result in increased frequency and severity of earthquakes. There can be no guarantee that future natural disasters and climate events will not have a significant detrimental effect on the State. The specific timing of natural disasters and climate events, and the severity of their impact on the State, is unpredictable and could be significant. The State is limited in its ability to mitigate the fiscal impact of natural disasters and climate events on the State budget, and there can be no assurance that current or any future measures will be effective.

New York. To the extent a Fund invests in municipal bonds issued by New York issuers, it may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York (as used in this section, the “State” or “New York”) and is derived from sources that are generally available to investors, including but not limited to, the New York State Division of the Budget (“DOB”) and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by a Fund, and a Fund assumes no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City (as used in this section, the “City” or “New York City”) and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic, environmental, political, and geopolitical factors as well as natural disasters, epidemics, pandemics, and social unrest. For example, the securities industry is more central to New York’s economy than to the national economy. Therefore, any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such financial, social, economic, environmental, political, and geopolitical factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. In the event that New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax exempt securities, may be adversely affected.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the Federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the impact of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact such proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities may issue bonds and notes within the amounts and restrictions set forth in their respective legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels; charges for electric power, electric and gas utility services; rentals charged for housing units and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities, in order to secure the payment of debt service on their revenue bonds and notes. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance.

Over the near and long term, New York and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

New York was adversely impacted by the health-related and economic effects of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 impacted the national and State economies and contributed to volatility in the markets. Prolonged inflationary pressures and changing interest rates could also adversely affect New York’s economy. It is not possible to predict the long-term economic environment as it relates to New York.

The budget for fiscal year 2024-25 was signed into law in April 2024, and in October 2024, a mid-year update revised financial projections for fiscal year 2024-25. The mid-year update estimated that General Fund receipts were expected to total $112.5 billion in fiscal year 2024-25, an increase of $9.5 billion from fiscal year 2023-2024. General Fund disbursements, including transfers to other funds, were expected to total $109.3 billion in fiscal year 2024-25, an increase of approximately $9.2 billion from fiscal year 2023-2024. Due to these and other revisions, DOB estimated that the General Fund would end fiscal year 2024-25 with a balance of $49.5 billion.

In January 2025, the Governor introduced the Proposed Executive Budget Financial Plan for fiscal year 2026 (“2025-26 Governor’s Budget”). The 2025-26 Governor’s Budget projects $108.6 billion in General Fund receipts, an annual decrease of $7.0 billion from estimates for fiscal year 2025. These receipts are expected to consist of $68.9 billion in personal income tax revenues (a decrease of $95 million from fiscal year 2025), $18.9 billion in consumption/use tax receipts (an increase of $903 million from fiscal year 2025), and a $183 million increase in business tax receipts. Against these revenues, the 2025-26 Governor’s Budget calls for $116.3 billion in General Fund expenditures, an increase of $7.9 billion from estimates for fiscal year 2025. The 2025-26 Governor’s Budget provides for balanced operations in the General Fund in fiscal year 2025-2026 due to surplus resources available.

New York is prone to natural disasters and climate events, including hurricanes. Such events have, in the past, resulted in significant disruptions to the New York economy and required substantial expenditures from the state government.

The State’s economy continues to face significant risks, including, but not limited to, the effects of: national and international events; climate change, extreme weather events and other natural disasters; pandemics; instability in the Euro Zone and eastern Europe; major terrorist events; hostilities or war; social unrest; population shifts; changes in international trade policies, consumer confidence, oil supplies and oil prices; cyber security attacks; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts; and shifts in monetary policy affecting interest rates and the financial markets.

New York’s unemployment rate was 4.4% as of December 2024. The State’s unemployment rate was above the national average of 4.1% in December 2024.

New York City is the largest city in the U.S., and has a complex, varied and aging infrastructure and is also subject to many of the risks facing the State of New York. New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. As of July 1, 2024, the City’s total debt-incurring power under the general debt limit was approximately $136.8 billion, and the net debt-incurring power was approximately

$41.0 billion. The City’s general obligation debt outstanding was approximately $41.7 billion as of June 30, 2024. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled approximately $95.8 billion as of July 1, 2024.

In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and Tobacco Settlement Asset Securitization Corporation (“TSASC”). At the end of fiscal year 2024, NYCTFA debt backed by personal income tax revenues accounted for approximately $49.9 billion of debt. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt up to $13.5 billion for general capital purposes. The City exhausted the $13.5 billion bonding limit in fiscal year 2007. In July 2009, the State Legislature authorized NYCTFA to issue debt beyond the $13.5 billion limit. However, this additional borrowing is subject to the City’s general debt limit. Thus, additional borrowing above the $13.5 billion limit is secured by personal income tax revenues and counted under the City’s general debt limit. In April 2024 the State Legislature granted NYCTFA the authority to increase the total amount of outstanding NYCTFA bonds backed by tax revenues above the City’s general debt limit to $21.5 billion beginning on July 1, 2024, and $27.5 billion on July 1, 2025. Starting July 1, 2024, these revised thresholds are considered when calculating New York City’s indebtedness within the debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. As of the end of fiscal year 2024, approximately $7.7 billion of these bonds were outstanding. Debt service for these bonds is supported by building aid payments the City receives from the State. At the end of fiscal year 2024, TSASC debt totaled approximately $909 million.

As of February 25, 2025, New York State’s general obligation bonds are rated AA+, Aa1, and AA+ by S&P, Moody’s and Fitch, respectively. As of February 25, 2025, New York City’s general obligation debt was rated AA, Aa2, and AA by S&P, Moody’s, and Fitch, respectively. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Tender Option Bonds. A Fund may invest in trust certificates issued in tender option bond (“TOB”) programs. In a TOB transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to a Fund, which sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., a Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Fund holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund’s Common Shares) would typically bear the losses. In particular, if a Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Fund may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs.

The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Fund) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts and agreed on a new tender option bond structure in which a Fund hires service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, a Fund as the TOB Residual holders.

Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed with the Liquidity Provider.

Puerto Rico Municipal Securities. Each Fund investing in municipal securities issued by the Commonwealth of Puerto Rico (as used in this section, the “Commonwealth” or “Puerto Rico”) may be particularly affected by political, economic, environmental, social, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal. As a result of the ongoing financial challenges faced by Puerto Rico, the Commonwealth’s economic circumstances may change negatively and more rapidly than usual, and the Commonwealth may be less able to maintain up-to-date information for the public.

Beginning in 2006, the Commonwealth began to face significant budget shortfalls and endured continuous economic decline through 2018. On June 30, 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law by President Obama. PROMESA established a federally-appointed oversight board (the “Oversight Board”) to oversee the Commonwealth’s financial operations and allows the Commonwealth and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. Title III petitions were filed for, among others, the Commonwealth, the Puerto Rico Sales Tax Financing Corporation, and the Puerto Rico Electric Power Authority, three of the largest issuers of Commonwealth debt. The Oversight Board is required by law to remain in place until, based on audited financials, four consecutive fiscal years have ended with balanced operations and Puerto Rico has demonstrated affordable market access to short-term and long-term credit markets at reasonable interest rates.

The Commonwealth was in bankruptcy proceedings for approximately seven years. However, in the first quarter of 2022, the central government of Puerto Rico executed a debt exchange and exited bankruptcy, which impacted a majority of Puerto Rico’s outstanding debt. A debt adjustment plan (the “Plan”) was approved by Puerto Rico’s bankruptcy court in January 2022, and the debt exchange became effective in March 2022. Puerto Rico’s direct debt obligations were reduced from $34.3 billion to $7.4 billion, and its annual debt service was reduced from $4.2 billion to $1.15 billion.

The Plan requires that Puerto Rico adopt debt management policies in order to ensure that debt service does not become unmanageable. The policies dictate, among other things, that debt proceeds may only be used to fund capital projects and that debt to cover deficits will no longer be acceptable. Future debt refundings are required to result in cash flow savings each fiscal year and may not raise principal. Additionally, new debt is required to begin amortizing within two years and may not have a maturity greater than 30 years.

The Plan has substantially reduced the outstanding debt obligations of Puerto Rico and certain of its instrumentalities, but there can be no assurances that Puerto Rico will be able to negotiate settlements with respect to its remaining outstanding debt and Title III proceedings. In addition, the composition of the Oversight Board has changed significantly in recent years, and there can be no guarantee that the members of the Oversight Board will approve future restructuring agreements with other creditors.

The budget process will continue to require the Oversight Board, the governor of Puerto Rico, and Puerto Rico’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and the governor of Puerto Rico. The 2024 fiscal plan was certified by the Oversight Board on June 5, 2024 (“2024 Fiscal Plan”). The 2024 Fiscal Plan projections reflect $13.7 billion of General Fund revenues (post-measures) for fiscal year 2025, which include estimated personal income tax receipts of $2.8 billion, sales and use receipts of $2.9 billion, and corporation tax receipts of $4.3 billion. Against these revenues, the 2024 Fiscal Plan projections reflect $13.6 billion of General Fund expenditures for fiscal year 2025. The 2024 Fiscal Plan also contemplates that the Commonwealth funds certain expenses through Special Revenue Funds, which are funded from, among other sources, tax revenues transferred by statutes, fees and charges for services by agencies, dividends from public corporations, and financing proceeds. The 2024 Fiscal Plan notes that through successive federal stimulus and recovery packages, Puerto Rico has received approximately $120 billion in federal funds, and the 2024 Fiscal Plan assumes full deployment of these funds by 2035.

On July 31, 2024, the revised budget for fiscal year 2025 was certified. The fiscal year 2025 budget provides for General Fund expenditures of approximately $13.1 billion. General Fund allocations in the fiscal year 2025 budget to education and health care were approximately $2.9 billion and $1.5 billion, respectively.

The Commonwealth’s budget is impacted by extensive unfunded pension obligations related to its retirement systems, which include the Employees Retirement System, the Teachers Retirement System, and the Judiciary Retirement System. The Commonwealth’s pension systems operate on a “pay-as-you-go” basis, and the General Fund has assumed any payments that the pension systems could not make. As a result, the Commonwealth may have fewer resources for other priorities, including payments on its outstanding debt obligations. Alternatively, the Commonwealth may be forced to raise revenue or issue additional debt. Either outcome could increase pressure on the Commonwealth’s budget, which could have an adverse impact on a Fund’s investments in Puerto Rico.

Investors should be aware that Puerto Rico relies heavily on transfers from the federal government related to specific programs and activities in the Commonwealth. These transfers include, among others, entitlements for previously performed services, or those resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare and U.S. Civil Service retirement pensions, as well as grants such as Nutritional Assistance Program grants and Pell Grant scholarships for higher education. There is considerable uncertainty about which federal policy changes may be enacted in the coming years and the economic impact of those changes. Due to the Commonwealth’s dependence on federal transfers, any actions that reduce or alter these transfers may cause increased fiscal stress in Puerto Rico, which may have a negative impact on the value of the Commonwealth’s municipal securities.

There can be no assurances that the Commonwealth will not continue to face severe fiscal stress or that such circumstances will not become even more difficult in the future. Furthermore, there can be no guarantee that future developments will not have a materially adverse impact on the Commonwealth’s finances. Any further deterioration in the Commonwealth’s financial condition may have a negative effect on the payment of principal and interest, the marketability, liquidity or value of the securities issued by the Commonwealth, which could reduce the performance of a Fund.

Since PROMESA was enacted, there have been various legal proceedings initiated by creditors of Puerto Rico and other constituencies. These groups asserted a number of complex legal claims that questioned the efficacy and validity of PROMESA, calling into question the validity of Oversight Board appointments. The U.S. Supreme Court ultimately decided that the appointment of the members to the Oversight Board was valid. In addition, certain Title III proceedings remain ongoing and certain Plans of Adjustment remain subject to judicial attack. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Fund’s investments.

In September 2017, two successive hurricanes — Irma and Maria — caused severe damage to Puerto Rico. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, including damage to the Commonwealth’s water, power, and telecommunications infrastructure, and resulted in more than 1 million people losing power. In late December 2019 and January 2020, a series of earthquakes, including a magnitude 6.4 earthquake—the strongest to hit the island in more than a century—caused an estimated $200 million in damage. The aftershocks from these earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate. There can be no assurances that future catastrophic weather events or natural disasters will not cause similar damage or that Puerto Rico will receive the necessary aid to rebuild from the damage caused by such catastrophic weather events or natural disasters.

In addition, the Commonwealth was adversely impacted by the health-related and economic effects of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 impacted the national and Commonwealth economies and contributed to volatility in the markets. Prolonged inflationary pressures and changing interest rates could also adversely affect Puerto Rico’s economy. It is not possible to predict the long-term economic environment as it relates to Puerto Rico.

A large portion of Puerto Rico’s debt has now been restructured. To the extent this debt restructuring effort continues to have a negative impact on the liquidity or value of Puerto Rican municipal securities, this may affect a Fund’s investments and its performance. Puerto Rico’s restructured general obligation debt is not currently rated by Moody’s, S&P, or Fitch.

Equity Securities. Subject to each Fund’s investment policies, a Fund may hold common stocks and other equity securities from time to time, including, without limitation, those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interests issued by private or public issuers. A Fund may invest in securities that have not been registered for public sale in the United States or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. A Fund may also invest in preferred securities. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed-income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants, which are discussed elsewhere in the Proxy Statement/Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Derivative Instruments. In pursuing its investment objective, a Fund may, to the extent permitted by its investment objective and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies and other instruments, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance (or inverse performance) of a particular index, or as part of its overall investment strategies and enter into other types of instruments under which a Fund is or may be required to make payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination. A Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. A Fund also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities, and, to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. A Fund may invest in structured notes and enter into transactions involving other similar instruments as discussed herein. All of these transactions are referred to collectively herein as “derivatives.” If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund also may use those instruments, provided that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to additional, unforeseen risks, including the risk of loss.

A Fund might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Like most other investments, derivatives are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. The use of certain derivatives involves the risk that a loss may be sustained as a result of the failure of another party (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Counterparty risk also includes the risks of having concentrated exposure to a counterparty. Using derivatives is also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to liquidity risk which refers to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, or the possible need to sell a portfolio security at a disadvantageous time and the possible inability of the Fund to close out or to liquidate its derivatives positions. Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral or settlement payments to counterparties. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally subject to tac when distributed to shareholders at ordinary income tax rates) than if it had not used such instruments. If a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If a Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivatives transaction, a Fund might have been in a better position if the Fund had not entered into such derivatives transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of a Fund and its counterparty and certain derivatives transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivatives transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling or unable to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, the Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, a Fund may lose money.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in a Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. securities markets or the Fund’s portfolio investments, or arising from its use of derivatives. Consequently, shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in a Fund has declined in value, which may be economically similar to a taxable return of capital.

The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or characterization of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Also, suitable derivative and/or hedging transactions may not be available in all circumstances, and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or, if a strategy is used, that it will be successful.

As further described below under “Additional Risk Factors in Cleared Derivatives Transactions,” recent legislative and regulatory reforms have resulted in new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon a Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which a Fund engages in derivatives transactions. As a result, a Fund may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent a Fund uses commodity-related derivative instruments.

A Fund may sell call or put options in return for a premium or purchase call or put options by paying a premium. The premium received by a Fund would not be included in the Fund’s income at the time of receipt. The premium paid by a Fund would be a nondeductible capital expenditure. If a call option sold by a Fund or a put option purchased by the Fund were to be exercised, the Fund could realize a gain or loss. If a call option purchased by a Fund or a put option sold by the Fund were to be exercised, the Fund’s basis in the optioned instrument would be adjusted by the premium. If a call or put option were to lapse, the premium would be treated as a capital gain or loss. A call or put option may constitute a “straddle” for U.S. federal tax purposes and therefore be subject to the straddle rules described above.

Options on Securities and Indexes. A Fund may purchase and sell both put and call options on equity, fixed income or other securities (including securities to be purchased in when-issued, delayed delivery and forward commitment transactions) or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of an option that is on an index or cash settled) at a specified exercise price, often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security that requires physical delivery has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by a Fund, which counterparties may use as a source of liquidity, may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index or a cash-settled option on a security is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to the exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked–to-market daily and is valued in accordance with a Fund’s valuation polices and procedures.

A Fund may write straddles consisting of a combination of a call and a put written on the same underlying security.

OTC Options. Pursuant to policies adopted by a Fund’s Board, purchased OTC options and the assets used as cover for OTC options written by the Fund may be treated as liquid.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to a Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Movements in the index may result in a loss to a Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that a Fund writes a call option on a security it holds in its portfolio, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.

Foreign Currency Options. To the extent a Fund invests in foreign currency-denominated securities, it may buy or sell put and call options on foreign currencies. In addition, a Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”

Futures Contracts and Futures Options. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date. A Fund may invest in futures or options on futures with respect to interest rates, foreign currencies, securities or commodity indexes. A Fund may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. In addition, a Fund may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack performance track records.

A Fund might use financial futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund’s exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural, metal or carbon commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.

A Fund may purchase and write call options on futures or put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian a specified amount of assets determined to be liquid (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to a Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.

Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of futures options, for which an established OTC market exists.

The requirements for qualification as a regulated investment company (“RIC”) under the Code also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Commodity Pool Operators and Commodity Trading Advisors. The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if a Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a CPO. However, with respect to a Fund, the Investment Manager has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Investment Manager to remain eligible for this exclusion, a Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict a Fund’s ability to pursue its investment objective and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. To the extent a Fund becomes ineligible for this exclusion from CFTC regulation, the Fund may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Additionally, the price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a

Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Futures Options, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, futures options, forward currency exchange contracts and options on forward currency exchange contracts may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. The value of such positions also could be adversely affected by: (i) other complex non-U.S. political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. A Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in non-U.S. currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swaptions”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities or commodities representing a particular index.

A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with a Fund’s investment objective and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into combinations of swap agreements in order to achieve certain economic results. For example, a Fund may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, a Fund would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that a Fund may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.

A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, a Fund will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, a Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. A Fund may potentially engage in variance swaps.

Most types of swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

A Fund also may enter into OTC and cleared credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by a Fund. The protection “buyer” in an OTC credit default swap contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market-perceived credit risk rises and when spreads fall, market-perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-based securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

The Dodd-Frank Act and related regulatory developments require the clearing of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Separately, under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either a Designated Contract Market (“DCM”) or Swap Execution Facility (“SEF”) unless no DCM “makes the swap available to trade.” Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. To the extent a Fund is required by regulation to post collateral, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Certain restrictions imposed on a Fund by the Code may limit a Fund’s ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to regulatory limitations on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Structured Notes. A Fund may invest without limitation in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. A Fund may use structured notes to add leverage to the portfolio and for investment as well as risk management purposes. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements and regulation of certain market participants’ use of the same, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which a Fund engages in derivative transactions could also limit or prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The SEC, the CFTC, and the U.S. prudential regulators (as well as foreign regulators) have adopted margin requirements for non-centrally cleared swaps. Some of these requirements apply to transactions in which a Fund is or will be a counterparty. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions or could require increased documentation and, therefore, make derivatives transactions more expensive. These rules have been phased in over time, and the market has yet to absorb their full impact.

The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action. The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. PIMCO will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of the Fund to use such contracts. In addition, the CFTC has adopted amendments to its position limits rules that establish position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers have historically been eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for a Fund prior to the applicable compliance date. The Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivatives transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and may continue to experience, new and additional compliance burdens and associated costs. Regulatory limits and requirements may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, position limits imposed on a Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. These and future requirements, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the EU, governmental authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Additional Risk Factors in Cleared Derivatives Transactions. Some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, centrally cleared derivative arrangements are less favorable to registered funds than bilateral arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that PIMCO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between a Fund and the clearing members is developed by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by a Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared derivatives are required to be executed on an exchange or on a SEF. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. This execution requirement may make it more difficult and costly for funds, such as a Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. A Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, a Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are relatively new and evolving, so their potential impact on a Fund and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose a Fund to new kinds of risks and costs.

A Note on Commodity-Linked Derivatives. A Fund may seek to gain exposure to the commodity markets by investing in commodity-linked derivative instruments, swap transactions, or index-linked or commodity linked structured notes.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A Fund bears the risk that the counterparty could default under a swap agreement. See “Swap Agreements and Options on Swap Agreements” above for further detail about swap transactions.

Further, a Fund may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes, and are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. See “Structured Notes” above for further discussion of these notes.

The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. Therefore, at the maturity of the note, a Fund may receive more or less principal that it originally invested. A Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A Fund’s investments in commodity-linked instruments may bear on or be limited by the Fund’s intention to qualify as a RIC under the Code. See “Taxation.”

Leverage and Borrowing. Each Fund currently utilizes leverage through its outstanding Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares” or “Preferred Shares”), as applicable. A Fund may also choose to add leverage through the use of TOBs, the issuance of additional Preferred Shares, or the use of reverse repurchase agreements, credit default swaps, dollar rolls/buybacks or borrowings, such as through bank loans or commercial paper and/or other credit facilities. A Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions.

A Fund may utilize certain kinds of leverage, including, without limitation, Preferred Shares and TOBs, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. A Fund may also determine to increase its leverage through the issuance of additional Preferred Shares, or decrease the leverage it currently maintains through its outstanding Preferred Shares through Preferred Share redemptions or tender offers and may or may not determine to replace such leverage. A Fund’s Board may authorize the issuance of additional Preferred Shares without the approval of Common Shareholders. If a Fund issues additional Preferred Shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares will be borne by the Common Shareholders, and these costs and expenses may be significant. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements. A Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from the issuance of additional preferred shares or the use of TOBs or other forms of leverage will be invested in accordance with the Fund’s investment objective and policies as described in the Proxy Statement/Prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by a Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if a Fund were not so leveraged.

A Fund’s use of derivatives and other similar instruments is generally subject to a value-at-risk leverage limit, derivatives risk management program, and reporting requirements under Rule 18f-4 unless the Fund qualifies as “limited derivatives user” as defined in the rule or the Fund’s use of such an instrument satisfies the conditions of certain exemptions under the rule.

The use of these forms of leverage increases the volatility of a Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that a Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain asset coverage requirements could result in an event of default.

A Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by the terms of the Preferred Shares and imposed by rating agencies that provide ratings for the Preferred Shares, which are more restrictive than the limitations imposed by the Act noted above.

Leveraging is a speculative technique and there are special risks and costs involved.  A Fund cannot assure you that its use of Preferred Shares and any other forms of leverage (such as TOBs) will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, dividends paid on Preferred Shares and interest and other expenses borne by a Fund with respect to its use of TOBs or other forms of leverage are borne by the Common Shareholders (and not by the holders of Preferred Shares (“Preferred Shareholders”)) and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager are based on a Fund’s average daily net asset value (including daily net assets attributable to any Preferred Shares), the Investment Manager has a financial incentive for the Fund to utilize Preferred Shares, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.

In addition, dividend, interest and other costs and expenses borne by a Fund with respect to its use of reverse repurchase agreements, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares.

A Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Fund Operations

Operational Risk.   An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Market Disruptions Risk.   A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, military conflicts, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, which can all negatively impact the securities markets interest rates, secondary trading, ratings, credit risk, inflation, deflation, other factors relating to a Fund’s investments or the Investment Manager’s operations and the value of an investment in the Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses. Such a health care crisis could also impact the ability to complete redemptions, and adversely impact investments held by a Fund. For example, the outbreak of COVID 19, a respiratory disease caused by a novel coronavirus, caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds. The transmission of COVID-19 and efforts to contain its spread resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general economic concern and uncertainty . These disruptions led to instability in the marketplace, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of a Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.

Cyber Security Risk.   As the use of technology, including cloud-based technology, has become more prevalent and interconnected in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the digital information systems that support a Fund (e.g., through “hacking,” ransomware or malicious software coding) or outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users), but may also result from intentionally or unintentionally harmful acts of PIMCO personnel. In addition, cyber security breaches involving third party service providers that provide services to PIMCO or a Fund (including but not limited to vendors, advisers, sub-advisers, administrators, transfer agents, regulatory authorities, custodians, registry operators, distributors and other third parties), trading counterparties and issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. PIMCO’s use of cloud-based service providers could heighten or change these risks. In addition, work-from-home arrangements by PIMCO or its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make a Fund, PIMCO or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, a Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Portfolio Turnover. A change in the securities held by a Fund and reinvestment of the proceeds is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Fund. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by a Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are taxed when distributed to individual shareholders at ordinary income tax rates). See “Taxation.”

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by a

Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all derivatives and all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are also excluded from both (a) and (b).

For the fiscal years ended December 31, 2023 and December 31, 2024, respectively, PMF’s portfolio turnover rate was 36% and 23%; PML’s portfolio turnover rate was 35% and 22%; PMX’s portfolio turnover rate was 40% and 23%; PNF’s portfolio turnover rate was 45% and 22%; PNI’s portfolio turnover rate was 46% and 27%; PYN’s portfolio turnover rate was 58% and 26%; PCQ’s portfolio turnover rate was 28% and 24%; PCK’s portfolio turnover rate was 25% and 25%; and PZC’s portfolio turnover rate was 30% and 28%.

INVESTMENT RESTRICTIONS

A comparison of the fundamental investment restrictions of the Funds is set forth in the Proxy Statement/Prospectus.

Other Information Regarding Investment Restrictions

Unless otherwise indicated, all limitations applicable to each Fund’s investments (as stated herein or in the Proxy Statement/Prospectus) apply only at the time a transaction is entered into. For example, any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of a Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment. From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at a price at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Fund investments (as stated herein or in the Proxy Statement/Prospectus) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. For the avoidance of doubt, unless otherwise stated, all percentage limitations on Fund investments that are (i) specifically included in this “Investment Restrictions” section; or (ii) Elective Investment Restrictions, will apply at the time of investment. In addition, and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action. Certain percentage limitations or absolute prohibitions stated in certain Elective Investment Restrictions by their terms apply only with respect to specific securities or instruments as opposed to asset classes or economic exposures represented by such securities or instruments; for purposes of applying such limitations or prohibitions, a Fund may not count investments in derivatives or other instruments that are not the specific securities or instruments limited or prohibited by the express terms of the Elective Investment Restriction. In such cases, a Fund may obtain greater economic exposure to asset classes represented by such specific securities or instruments because such exposure is not restricted by the express terms of the Elective Investment Restriction.

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or TBA transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable a Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter (“OTC”) trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to a Fund’s entry into the initial position). In addition, and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. Each Fund will test for compliance with Elective Investment Restrictions at the time of the Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to the Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business of each Fund is managed under the direction of the Board. Subject to the provisions of each Fund’s Declaration of Trust, Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including election and removal of each Fund’s officers.

Board Leadership Structure. The Board consists of seven Trustees, five of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of each Fund or of PIMCO (the “Independent Trustees”), which represents 71% of the Trustees that are Independent Trustees.

An Independent Trustee serves as Chair of the Board and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board, acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.

The Board has established five standing Committees to facilitate the Trustees’ oversight of the management of the Funds: the Audit Oversight Committee, the Governance and Nominating Committee, the Valuation Oversight Committee, the Contracts Committee and the Performance Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee (other than the Performance Committee) consists of only the Independent Trustees. The Performance Committee consists of all the Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees (with the exception of the Performance Committee), is appropriate in light of the characteristics and circumstances of the Funds. In reaching this conclusion, the Board considered, among other things, the predominant role of PIMCO in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds in the Fund Complex (as defined below) overseen by Trustees, the variety of asset classes those funds include, the assets of the Funds and the other funds in the fund complex and the management, distribution and other service arrangements of the Funds and such other funds. The Board also believes that its structure, including the presence of two Trustees who are or have been executives with PIMCO or PIMCO-affiliated entities, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Risk Oversight

The Funds have retained PIMCO to provide investment advisory services and administrative services. Accordingly, PIMCO is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of PIMCO serve as the Funds’ officers, including each Fund’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. PIMCO and the Funds’ other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with the Funds’ activities. The Board oversees the performance of these functions by PIMCO and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board receives from PIMCO a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and each Fund’s financial accounting and reporting.

In addition, the Board meets periodically with the portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including its investment risks. In the course of these meetings and discussions with PIMCO, the Board has emphasized to PIMCO the importance of maintaining vigorous risk management programs and procedures with respect to the Funds.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within PIMCO’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve each Fund’s investment objective; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Trustees and officers of the Funds, their year of birth, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

The charts below identify the Trustees and executive officers of the Funds. Unless otherwise indicated, the business address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	PMF/PCQ/ PNF/PML/PCK/PNI/PMX/	Advisory Director, Morgan Stanley & Co., Inc. (since 1996);	30	Trustee, Allianz Funds (2011-2021); Trustee,

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
PMF/PCQ/PNF/PML/ PCK/PNI – Class I PMX/PZC/PYN – Class III		PZC/PYN - Chair, Since 2019 Trustee, Since 2011	Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).		Virtus Funds (2021-Present).

Sarah E. Cogan 1956 PMF/PCQ/PNF/ PML/PCK/PNI/ PYN – Class II PMX/PZC – Class I	Trustee	Since 2019	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Kathleen A. McCartney 1955 PMF/PCQ/PNF/ PML/PCK/PNI/ PMX/PZC – Class II	Trustee	Since 2022	Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges	30	None.

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
PYN – Class I			and universities; President Emerita, Smith College (since 2023). Formerly, President, Smith College (2013-2023); Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); Trustee, Tufts University (2007-2013).

Alan Rappaport 1953 PMF/PCQ/PNF/ PML/PCK/PNI – Class III PYN – Class I PMX/PZC – Class II	Trustee	Since 2010	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018);	30	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-2023).

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
			Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).

E. Grace Vandecruze 1963 PMF/PCQ/ PNF/PML/PCK/ PNI/ PMX/PZC/PYN – Class I	Trustee	Since 2021	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; Director,	30	None.

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
			Blackstone Private Equity Strategies Fund L.P. (since 2023); and Director, Blackstone Infrastructure Strategies (since 2024). Formerly, Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (2021-2023); Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).

Interested Trustees

Libby D. Cantrill(3) (4) 1977 PMF/PCQ/PNF /PML/PCK/PNI/ PMX/PZC – Class I PYN – Class III	Trustee	Since 2023	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005);	30	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present).

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
			Investment Banking Analyst, Morgan Stanley (2000-2003).

David Flattum(3) (4) 1964 PMF/PCQ/PNF/PML/ PCK/PNI/PMX/PZC – Class III PYN – Class II	Trustee	Since December, 2024	Consultant, PIMCO (2023-present); Global General Counsel, PIMCO (2006-2023); General Counsel and Chief Operating Officer, Allianz Asset Management of America (2001-2006).	30	None.

(1)

Under each Fund’s Declaration of Trust, a Trustee serves until his or her death, retirement, removal, disqualification, resignation or replacement. In accordance with each Fund’s Declaration of Trust, the common and/or preferred shareholders of a Fund, as applicable, elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of such Fund’s shareholders.

(2)

The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser.

(3)	Each of Ms. Cantrill and Mr. Flattum is an Interested Trustee of each Fund due to his/her affiliation with PIMCO and its affiliates.

(4)	Ms. Cantrill’s and Mr. Flattum’s business address is c/o 650 Newport Center Drive, Newport Beach, California 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Joshua D. Ratner 1976	President	Since 2024

Executive Vice President and Head of Americas Operations – Client, Legal and Funds; Deputy General Counsel, PIMCO. President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018

Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw[1] 1980	Chief Legal Officer and Secretary	Chief Legal Officer since 2019, Secretary since 2024

Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019

Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, Formerly, Chief Administrative Officer, PIMCO.

Douglas B. Burrill 1980	Vice President	Since 2022

Senior Vice President, PIMCO. Vice President, PIMCO Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan[1] 1982	Vice President	Since 2024

Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton[1] 1974	Vice President	Since 2024

Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran[1] 1977	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT.

Michele N. Ellis 1975	Vice President	Since 2024

Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kenneth W. Lee[1] 1972	Vice President	Since 2022

Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason[2] 1980	Vice President	Since 2023

Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin[2] 1983	Vice President	Since 2024

Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Shiv Narain[1] 1981	Vice President	Since 2024

Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Keith A. Werber[1] 1973	Vice President	Since 2022

Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth[1] 1979	Vice President	Since 2024

Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Bijal Parikh[1] 1978	Treasurer	Since 2021

Executive Vice President, PIMCO. Treasurer, PIMCO -Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since 2022

Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown[2] 1967	Assistant Treasurer	Since 2015

Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Laine E. Pacetti[1] 1989	Assistant Treasurer	Since 2024

Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern 1979	Assistant Treasurer	Since 2024

Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu1 1983	Assistant Treasurer	Since 2024

Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Timothy A. Bekkers[1] 1987	Assistant Secretary	Since 2024

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jaime Dinan 1988	Assistant Secretary	Since 2024	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

(1)	The business address of these officers is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

(2)	The business address of these officers is c/o Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Trustee Qualifications. The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Trustee is knowledgeable about the Funds’ business and service provider arrangements in part because he or she serves as trustee or director to a number of other investment companies advised by the Investment Manager and/or its affiliates with similar arrangements to that of the Funds, or has had significant experience in the investment management and/or financial services industries, or has other experience deemed qualifying by the Board. Among the factors the Board considered when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Libby D. Cantrill – Ms. Cantrill has substantial experience in the investment management industry. Ms. Cantrill has 18 years of investment experience and is the Head of Public Policy and is a managing director in PIMCO’s portfolio management group. In her role, she analyzes policy and political risk for the firm’s Investment Committee and leads U.S. policymaker engagement and policy strategy for the firm. She also works closely with PIMCO’s Global Advisory Board and has served as a rotating member of the firm’s Executive Committee. Ms. Cantrill is a Chartered Financial Analyst charterholder.

Sarah E. Cogan — Ms. Cogan has substantial legal experience in the investment management industry, having served as a partner at a large international law firm in the corporate department for over 25 years and as former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of certain PIMCO-Managed Funds and as counsel to other independent trustees, investment companies and asset management firms.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

David Flattum — Mr. Flattum joined PIMCO as Global General Counsel in 2006. Previously, he was General Counsel and Chief Operating Officer of Allianz Asset Management of America and a partner at the law firm of Latham & Watkins, specializing in mergers and acquisitions. He has served in numerous leadership capacities, including as Chair of PIMCO’s Audit, Risk, Conflicts, and Pricing Committees and as Chief Legal Officer for the PIMCO Funds. He retired from his role as Global General Counsel of PIMCO at the end of 2023 and has continued to stay engaged with PIMCO as a consultant.

Kathleen A. McCartney — Ms. McCartney has substantial board experience, having served on a number of nonprofit boards, as trustee of Tufts University, director of the American Council on Education, director of the Consortium on Financing Higher Education, founding board member of edX, and director of the Bellwether Education Partners board. She also has substantial senior executive experience as the President Emerita and former President of Smith College and director of Five Colleges, Inc.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.

E. Grace Vandecruze — Ms. Vandecruze has substantial senior executive experience in the financial services industry. She is Founder and Managing Director of Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006). She has extensive board experience and experience in oversight of investment management and insurance company functions through her experience as a Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021), a Director of The Doctors Company, a medical malpractice insurance company (since 2020) and a Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021). She also serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.”

Committees of the Board of Trustees

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), currently consisting of Mses. Cogan, DeCotis, McCartney and Vandecruze and Mr. Rappaport, each of whom is an Independent Trustee. Ms. Vandecruze is the current Chair of each Fund’s Audit Oversight Committee.

Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves non-audit services to be performed by the auditors for certain affiliates, including the Investment Manager and entities in a control relationship with the Investment Manager that provide services to each Fund where the engagement relates directly to the operations and financial reporting of each Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Governance and Nominating Committee

The Board of each Fund has established a Governance and Nominating Committee composed solely of Independent Trustees, currently consisting of Mses. Cogan, DeCotis, McCartney and Vandecruze and Mr. Rappaport. Ms. DeCotis is the current Chair of each Fund’s Governance and Nominating Committee. The primary purposes and responsibilities of each Fund’s Governance and Nominating Committee are: (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees.

The responsibilities of each Fund’s Governance and Nominating Committee include considering and making recommendations to the Funds’ Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Board, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Board, the Board’s committees and their composition; and (4) Board and committee meeting procedures. Each Fund’s Governance and Nominating Committee will also periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by a Fund to the Independent Trustees for their services on the Board and any committees on the Board.

The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. Each member of each Fund’s Governance and Nominating Committee is “independent,” meaning persons who are not “interested persons” (as defined in the 1940 Act) of the Funds.

Qualifications, Evaluation and Identification of Trustees. The Governance and Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Governance and Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Funds’ current Trustees, (ii) the Funds’ officers, (iii) the Funds’ investment adviser, (iv) the Funds’ shareholders and (v) any other source the Committee deems to be appropriate. The Governance and Nominating Committee of each Fund may, but is not required to, retain a third-party search firm at a Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee of each Fund will review and consider nominees recommended by shareholders to serve as Trustees, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds”, which are set forth as Appendix C to the Funds’ Governance and Nominating Committee Charter, attached to this SAI as Appendix B. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Funds, to the attention of the Funds’ Secretary, at the address of the principal executive offices of the Funds and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary.

The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Diversity. The Governance and Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. The Board has adopted a diversity policy and, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Oversight Committee. The Board of each Fund has established a Valuation Oversight Committee currently consisting of Mses. Cogan, DeCotis, McCartney and Vandecruze and Mr. Rappaport. Ms. Vandecruze is the current Chair of each Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets. The Valuation Oversight Committee of each Fund reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews reports and assessments provided by the Investment Manager pursuant to the Fund’s valuation procedures and the Investment Manager’s pricing policy. With respect to the fair valuation of portfolio securities for which market quotations are not readily available, the Investment Manager has been designated as “Valuation Designee” for each Fund in accordance with Rule 2a-5 under the 1940 Act. Each Fund’s Valuation Oversight Committee reports to the Board periodically as to the Committee’s activities and oversight of the Investment Manager’s administration of the Fund’s valuation procedures and the Valuation Designee’s carrying out of its responsibilities under Rule 2a-5.

Contracts Committee. The Board of each Fund has established a Contracts Committee, currently consisting of Mses. Cogan, DeCotis, McCartney and Vandecruze and Mr. Rappaport. Ms. Cogan is the current Chair of each Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary to review the performance of, and the reasonableness of the fees paid to, as applicable, the Funds’ investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of each Fund’s contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable. The Contracts Committee also may review and evaluate the terms of other contracts or amendments thereto with the Funds’ other major service providers at the Board’s request.

Performance Committee. The Board of each Fund has established a Performance Committee, currently consisting of Messrs. Rappaport and Flattum and Mses. Cantrill, Cogan, DeCotis, McCartney and Vandecruze. Mr. Rappaport is the current Chair of each Fund’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Investment Manager.

Meetings. During the fiscal year ended December 31, 2024, the Board of Trustees held four regular meetings and three special meetings. The Audit Oversight Committee met in separate session four times, the Governance and Nominating Committee met in separate session four times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times, and the Performance Committee met in separate session four times.

Securities Ownership

For each trustee, the following table discloses the dollar range of equity securities in the Funds beneficially owned by the Trustee and, on an aggregate basis, in any Registered investment companies overseen by the Trustee within the Funds’ family of investment companies, as of December 31, 2024:

National Funds

Dollar Range of Equity Securities in each National Fund

Name of Trustee	PMF (National Target Fund)	PMX (National Target Fund)	PML (Acquiring Fund)	All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*

Independent Trustees
Sarah E. Cogan	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Deborah A. DeCotis	None	None	None	Over $100,000
Kathleen A. McCartney	None	None	None	$1 - $10,000
Alan Rappaport	None	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
E. Grace Vandecruze	None	None	None	Over $100,000

Interested Trustees
Libby D. Cantrill	None	None	None	None
David Flattum**	None	None	None	None

*

The term “Family of Investment Companies” as used herein includes the National Funds and the following registered investment companies: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PCM Fund, Inc., PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS® & Income Fund, PIMCO Strategic Income Fund, Inc., PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO Flexible Credit Income Fund, PIMCO Flexible Emerging Markets Income Fund and each series of PIMCO Managed Accounts Trust.

**	Effective December 1, 2024 for PMF and PML and December 31, 2024 for PMX, Mr. Flattum became a Trustee of each National Fund.

New York Funds

Dollar Range of Equity Securities in each New York Fund

Name of Trustee	PNF (New York Target Fund)	PYN (New York Target Fund)	PNI (Acquiring Fund)	All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*

Independent Trustees
Sarah E. Cogan	$10,001 - $50,000	$1 - $10,000	$10,001 - $50,000	Over $100,000
Deborah A. DeCotis	None	None	None	Over $100,000
Kathleen A. McCartney	None	None	None	$1 - $10,000
Alan Rappaport	None	None	None	Over $100,000
E. Grace Vandecruze	None	None	None	Over $100,000

Interested Trustees
Libby D. Cantrill	None	None	None	None
David Flattum**	None	None	None	None

*

The term “Family of Investment Companies” as used herein includes the New York Funds and the following registered investment companies: PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PCM Fund, Inc., PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS® & Income Fund, PIMCO Strategic Income Fund, Inc., PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO Flexible Credit Income Fund, PIMCO Flexible Emerging Markets Income Fund and each series of PIMCO Managed Accounts Trust.

**	Effective December 1, 2024, Mr. Flattum became a Trustee of each New York Fund.

California Funds

Dollar Range of Equity Securities in each California Fund

Name of Trustee	PCK (California Target Fund)	PZC (California Target Fund)	PCQ (Acquiring Fund)	All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*

Independent Trustees
Sarah E. Cogan	None	None	None	Over $100,000
Deborah A. DeCotis	None	None	None	Over $100,000
Kathleen A. McCartney	None	None	None	$1 - $10,000

Alan Rappaport	None	None	None	Over $100,000
E. Grace Vandecruze	None	None	None	Over $100,000

Interested Trustees
Libby D. Cantrill	None	None	None	None
David Flattum**	None	None	None	None

*

The term “Family of Investment Companies” as used herein includes the California Funds and the following registered investment companies: PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PCM Fund, Inc., PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS® & Income Fund, PIMCO Strategic Income Fund, Inc., PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO Flexible Credit Income Fund, PIMCO Flexible Emerging Markets Income Fund and each series of PIMCO Managed Accounts Trust.

**	Effective December 1, 2024 for PCQ and PCK and December 31, 2024 for PZC, Mr. Flattum became a Trustee of each California Fund.

[To the knowledge of the Funds, as of the Record Date (as defined in the Proxy Statement/Prospectus), Trustees who are Independent Trustees did not knowingly own beneficially securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.]

To the best of each Fund’s knowledge, as of the Record Date, the Trustees and officers of each Fund as a group for each Fund owned less than 1% of the outstanding common shares of each Fund.

Appendix B to the Proxy Statement/Prospectus lists persons who held of record or beneficially five percent (5%) or more of the outstanding shares of each Fund as of the Record Date.

Trustees’ Compensation

Each of the Independent Trustees serves as a trustee of the Funds, PIMCO Access Income Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS® & Income Fund, PIMCO Dynamic Income Strategy Fund, PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc., each a closed-end management investment company for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed-end management investment company that is operated as an “interval fund” for which the Investment Manager serves as investment manager (the “PIMCO Interval Funds”) and PIMCO Managed Accounts Trust (“PMAT”), an open-end investment management company with multiple series for which PIMCO serves as investment adviser and administrator (together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”).

Effective January 1, 2025, each Independent Trustee receives annual compensation of $275,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly; the Independent Chair of the Boards receives an additional $100,000 per year, payable quarterly; the Audit Oversight Committee Chair receives an additional $35,000 annually, payable quarterly; the Performance Committee Chair receives an additional $15,000 annually, payable quarterly; the Valuation Oversight Committee Chair receives an additional $10,000 annually, payable quarterly; and the Contracts Committee Chair receives an additional $30,000 annually, payable quarterly. Trustees are also reimbursed for meeting related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among PMAT, the PIMCO Interval Funds and the PIMCO Closed-End Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

The Funds have no employees. The Funds’ officers and Interested Trustees (Ms. Cantrill and Mr. Flattum) are compensated by PIMCO or its affiliates, as applicable.

The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex (see below).

The following table sets forth information regarding the compensation received by the Independent Trustees for the fiscal year ended December 31, 2024. Each officer and each Trustee who is a director, officer, partner, member or employee of the Investment Manager, or of any entity controlling, controlled by or under common control with the Investment Manager, including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

Name of Trustee(1)	Aggregate Compensation from PMF for the Fiscal Year Ended December 31, 2024	Aggregate Compensation from PML for the Fiscal Year Ended December 31, 2024	Aggregate Compensation from PMX for the Fiscal Year Ended December 31, 2024	Aggregate Compensation from PNF for the Fiscal Year Ended December 31, 2024	Aggregate Compensation from PNI for the Fiscal Year Ended December 31, 2024

Sarah E. Cogan	$5,484	$12,338	$5,857	$1,380	$2,060
Deborah A. DeCotis	$6,742	$15,170	$7,201	$1,696	$2,533
Joseph B. Kittredge, Jr.(2)	$8,476	$19,136	$9,061	$2,146	$3,190
Kathleen A. McCartney	$4,944	$11,124	$5,281	$1,244	$1,858
Alan Rappaport	$5,214	$11,731	$5,569	$1,312	$1,959
E. Grace Vandecruze	$5,429	$12,221	$5,800	$1,368	$2,040

Name of Trustee(1)	Aggregate Compensation from PYN for the Fiscal Year Ended December 31, 2024	Aggregate Compensation from PCQ for the Fiscal Year Ended December 31, 2024	Aggregate Compensation from PCK for the Fiscal Year Ended December 31, 2024	Aggregate Compensation from PZC for the Fiscal Year Ended December 31, 2024
Sarah E. Cogan	$831	$4,349	$4,701	$3,797
Deborah A. DeCotis	$1,021	$5,347	$5,780	$4,668
Joseph B. Kittredge, Jr.(2)	$1,285	$6,724	$7,268	$5,876
Kathleen McCartney	$749	$3,921	$4,239	$3,423
Alan Rappaport	$790	$4,135	$4,470	$3,610
E. Grace Vandecruze	$823	$4,306	$4,655	$3,759

Name of Trustee (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to Trustees for the Calendar Year Ended December 31, 2024
Sarah E. Cogan	N/A	N/A	$305,000
Deborah A. DeCotis	N/A	N/A	$375,000
Joseph B. Kittredge, Jr.(2)	N/A	N/A	$155,000
Kathleen A. McCartney	N/A	N/A	$275,000
Alan Rappaport	N/A	N/A	$290,000
E. Grace Vandecruze	N/A	N/A	$302,500

(1)

Ms. Cantrill and Mr. Flattum are “interested persons” of the Funds and do not receive compensation from the Funds for their services as Trustees. Mr. Fisher retired from the Board of each Fund as of December 1, 2024. Mr. Fisher was an interested person of the Funds and did not receive compensation from the Funds for his services as a Trustee. The Board of PMF, PCQ, PNF, PML, PCK, PNI and PYN appointed Mr. Flattum as a Trustee of such Funds effective as of December 1, 2024. The Board of PMX and PZC appointed Mr. Flattum as a Trustee of such Funds effective as of December 31, 2024.

(2)

Mr. Kittredge retired from the Board of the Funds as of June 30, 2024 and the Funds and Fund Complex paid Mr. Kittredge for his service as an Independent Trustee through that date. In connection with his retirement, Mr. Kittredge entered into an agreement pursuant to which he was engaged as a consultant to the Board on an as-requested basis for the one-year period beginning July 1, 2024. Pursuant to the consulting agreement, Mr.

Kittredge was paid the equivalent of one year of his prior Independent Trustee compensation from the Fund Complex of $310,000.

Codes of Ethics

The Funds and PIMCO have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INVESTMENT MANAGER

Investment Manager

PIMCO, a Delaware limited liability company, serves as investment manager to the Funds pursuant to an investment management agreement (the “Investment Management Agreement”) between PIMCO and the Funds. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $1.95 trillion of assets under management as of December 31, 2024 and approximately $1.57 trillion of third-party assets under management.

PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability partnership under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.

The general partner of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of Tucker J. Fitzpatrick.

As of the date of this SAI, there are no significant institutional shareholders of Allianz SE. Absent an SEC exemption or other regulatory relief, the Funds generally are precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Funds or PIMCO, and the Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Funds’ ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.

Investment Management Agreement

The Funds are party to the same investment management agreement between PIMCO and each Fund (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an annual fee, payable monthly, for the services rendered, for the facilities it provides and for certain expenses borne by PIMCO pursuant to the Investment Management Agreement. The following table sets forth each Fund’s current management fee:

Fund	Fee(1)

PMF	0.705% of average daily net asset value of the Fund (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding).

PML	0.685% of average daily net asset value of the Fund (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding).

PMX	0.705% of average daily net asset value of the Fund (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding).

PNF	0.770% of average daily net asset value of the Fund (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding).

PNI	0.735% of average daily net asset value of the Fund (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding).

PYN	0.860% of average daily net asset value of the Fund (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding).

PCQ	0.705% of average daily net asset value of the Fund (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding).

PCK	0.705% of average daily net asset value of the Fund (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding).

PZC	0.715% of average daily net asset value of the Fund (including daily net assets attributable to any Preferred Shares of the Fund that may be outstanding).

(1)	Average daily net asset value includes total assets of the Fund (including daily net assets attributable to any Preferred Shares) minus accrued liabilities.

The following table sets forth the proposed contractual management fee for each applicable combined Acquiring Fund:

National Reorganizations.

Fund	Proposed Combined Acquiring Fund Contractual Management Fee(1)	Increase/(Decrease) from Current Contractual Management Fee(1)
PMF		(0.020%)
PMX	0.685%	(0.020%)
PML		0%

New York Reorganizations.

Fund	Proposed Combined Acquiring Fund Contractual Management Fee(1)	Increase/(Decrease) from Current Contractual Management Fee(1)
PNF		(0.035%)
PYN	0.735%	(0.125%)
PNI		0%

California Reorganizations.

Fund	Proposed Combined Acquiring Fund Contractual Management Fee(1)	Increase/(Decrease) from Current Contractual Management Fee(1)
PZC		(0.010%)
PCK	0.705%	0%
PCQ		0%

(1)	Average daily net asset value includes total assets of the Fund (including daily net assets attributable to any Preferred Shares) minus accrued liabilities.

Pursuant to the Investment Management Agreement, PIMCO shall provide to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice and statistical and economic data and information. In addition, under the terms of the Investment Management Agreement, subject to the general supervision of the Board, PIMCO shall provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of each Fund under the unified management fee structure, including but not limited to the supervision and coordination of matters relating to the operation of the Fund, including any necessary coordination among the custodian, transfer agent, dividend disbursing agent and recordkeeping agent (including pricing and valuation of the Fund), accountants, attorneys, auction agents and other parties performing services or operational functions for the Fund; the provision of adequate personnel, office space, communications facilities, and other facilities necessary for the effective supervision and administration of the Fund, as well as the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary for compliance with federal securities laws and other applicable laws; the maintenance of the books and records of the Fund; the preparation of all federal, state, local and foreign tax returns and reports for the Fund; provision of administrative services to shareholders for the Fund including the maintenance of a shareholder information telephone number; the provision of certain statistical information and performance of the Fund, an internet website (if requested), and maintenance of privacy protection systems and procedures; the preparation and filing of such registration statements and other documents with such authorities as may be required to register and maintain the listing of the shares of the Fund; the taking of other such actions as may be required by applicable law (including establishment and maintenance of a compliance program for the Fund); and the preparation, filing and distribution of proxy materials, periodic reports to shareholders and other regulatory filings.

In addition, under the Investment Management Agreement, PIMCO will procure, at its own expense, the following services, and will bear expenses associated with the following for each Fund: a custodian or custodians for the Fund to provide for the safekeeping of the Fund’s assets; a recordkeeping agent to maintain the portfolio accounting records for the Fund; a transfer agent for the Fund; a dividend disbursing agent and/or registrar for the Fund; all audits by the Fund’s independent public accountant (except fees to auditors associated with satisfying rating agency requirements for Preferred Shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents); valuation services; maintaining the Fund’s tax records; all costs and/or fees incident to meetings of the Fund’s shareholders, the preparation, printing and mailing of the Fund’s prospectuses, notices and proxy statements, press releases and reports to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, the expense of issuing, redeeming, registering and qualifying for sale, common shares with the federal and state securities authorities, and the expense of qualifying and listing shares with any securities exchange or other trading system; legal services (except for extraordinary legal expenses); costs of printing certificates representing shares of the Fund; the Fund’s pro rata portion of its fidelity bond and other insurance premiums; and association membership dues.

Each Fund (and not PIMCO) will be responsible for certain fees and expenses that are not covered by the unified fee under the Investment Management Agreement. These include fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; the salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating, and structuring specialized loans and other investments made by the Fund and subject to specific or general authorization by the Fund’s Board of Trustees (for example so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, TOBs, bank borrowings and credit facilities; costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for Preferred Shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of Preferred Shares, commercial paper or other senior securities for the purpose of incurring leverage; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; organizational and offering expenses of the Fund, including with respect to share offerings following the Fund’s initial offering, such as rights and shelf offerings (including expenses associated with offerings made pursuant to this prospectus), and expenses associated with tender offers and other share repurchases and redemptions; extraordinary expenses, including extraordinary legal expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Because the fees received by PIMCO are based on the average daily net asset value of a Fund (including daily net assets attributable to any Preferred Shares), PIMCO has a financial incentive for each Fund to utilize Preferred Shares, which may create a conflict of interest between PIMCO, on the one hand, and the holders of the Fund’s common shares, on the other hand.

PIMCO does not currently receive a management fee from any Subsidiary.

A discussion regarding the considerations of each Fund’s Board for approving the Investment Management Agreement between PIMCO and the Fund is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2024. Pursuant to the Investment Management Agreement, the Funds paid PIMCO the following amounts for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022:

PMF	2024	2023	2022
Management Fee Paid by Fund (in thousands)	$ 3004	$ 3041	$ 3298

PML	2024	2023	2022
Management Fee Paid by Fund (in thousands)	$ 6588	$ 6455	$ 6839

PMX	2024	2023	2022
Management Fee Paid by Fund (in thousands)	$ 3212	$ 3209	$ 3464

PNF	2024	2023	2022
Management Fee Paid by Fund (in thousands)	$ 832	$ 823	$ 905

PNI	2024	2023	2022
Management Fee Paid by Fund (in thousands)	$ 1179	$ 1205	$ 1337

PYN	2024	2023	2022
Management Fee Paid by Fund (in thousands)	$ 556	$ 571	$ 622

PCQ	2024	2023	2022
Management Fee Paid by Fund (in thousands)	$ 2385	$ 2381	$ 2569

PCK	2024	2023	2022
Management Fee Paid by Fund (in thousands)	$ 2578	$ 2565	$ 2773

PZC	2024	2023	2022
Management Fee Paid by Fund (in thousands)	$ 2111	$ 2107	$ 2238

Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Other Accounts Managed. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager (exclusive of the Funds); and (ii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the management fee is based on performance. The information includes amounts managed by a team, committee, or other group that includes the portfolio managers.

In addition to managing the Funds, the following portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of December 31, 2024:

Portfolio Manager	Total Number of Other Accounts	Total Assets of All Other Accounts (in $ Millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $ Millions)
David Hammer
Registered Investment Companies	20	$17,389.83	0	$0.00
Other Pooled Investment Vehicles	12	$27,339.91	1	$228.05
Other Accounts	176	$17,065.27	0	$0.00
Kyle Christine
Registered Investment Companies	14	$12,747.17	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	5	$60,520.93	0	$0.00

Portfolio Manager Compensation

PIMCO and its affiliates approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Funds or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups and;

●	Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. Additionally, PIMCO’s Carried Interest Plan provides eligible participants (i.e. those who provide services to PIMCO’s alternative funds) a percentage of the carried interest otherwise payable to PIMCO if the applicable performance measurements described in the alternative fund’s partnership agreements are achieved.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by a Fund. The other accounts might also have different investment objectives or strategies than a Fund. Investors should be aware that investments made by a Fund and the results achieved by the Fund at any given time, including for the same or similar instruments, are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, the execution venue(s) used for a given strategy or fund, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in a Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for

PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Fund’s investment in an underlying account, or relating to an investing account’s investment in a Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to a Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between a Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to a Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of a Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of each Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds.

Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Selection of Service Providers. PIMCO, its affiliates and its employees may have relationships with service providers that recommend, or engage in transactions with or for, a Fund, and these relationships may influence PIMCO’s selection of these service providers for the Fund. Additionally, as a result of these relationships, service providers may have conflicts that create incentives for them to promote a Fund over other funds or financial products. In such circumstances, there is a conflict of interest between PIMCO and a Fund if the Fund determines not to engage or continue to engage these service providers.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Funds or other accounts may result in the Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. In addition, regulatory issues applicable to PIMCO or a Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of a Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a collateralized loan obligations (“CLOs”) or collateralized debt obligations (“CDO”), where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients). Moreover, restrictions imposed by or through third-party automated trading platforms could affect a Client’s ability to transact through, or the quality of execution achieved through, such platforms.

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of a Fund. The Funds have received exemptive relief from the SEC that, to the extent a Fund relies on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by PIMCO and its affiliates, subject to certain terms and conditions. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among a Fund and its affiliates. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief that may limit or restrict a Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect a Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among a Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Funds will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the Funds and their downstream affiliates) currently has an investment. However, a Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Funds will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which a Fund has made an investment. From time to time, a Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in a Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. Clients (and investors in a Fund) should also be aware that the Fund may experience losses associated with decisions or actions directly or indirectly attributable to PIMCO, and PIMCO may determine whether compensation to a Fund for such losses is appropriate in view of its standard of care. PIMCO will attempt to resolve such matters fairly subject to applicable PIMCO policies and procedures, and applicable laws, but even so, such matters may not be resolved in favor of Clients’ (and Fund investors’) interests and may in fact be resolved in a manner adverse to their interests. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Funds. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between a Fund and such other accounts on a fair and equitable basis over time.

Certain service providers to the Funds are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Funds. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Securities Ownership. To the best of each Fund’s knowledge, the table below shows the dollar range of shares of each Fund beneficially owned by each portfolio manager of the Fund as of December 31, 2024:

National Funds.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in PMF	Dollar Range of Equity Securities Beneficially Owned in PML	Dollar Range of Equity Securities Beneficially Owned in PMX
David Hammer	None	None	None
Kyle Christine	None	None	None

New York Funds.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in PNF	Dollar Range of Equity Securities Beneficially Owned in PNI	Dollar Range of Equity Securities Beneficially Owned in PYN
David Hammer	None	None	None
Kyle Christine	None	None	None

California Funds.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in PCQ	Dollar Range of Equity Securities Beneficially Owned in PCK	Dollar Range of Equity Securities Beneficially Owned in PZC
David Hammer	None	None	None
Kyle Christine	None	None	None

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Funds have adopted the Proxy Policy of PIMCO when voting proxies on its behalf.

Policy Statement: The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written Proxy Policy as required by Rule 206(4)-6 under the Advisers Act. Proxies generally describe corporate action-consent rights (relative to fixed-income securities) and proxy voting ballots (relative to fixed-income or equity securities) as determined by the issuer or custodian. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities. The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities. PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager or analyst decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant portfolio manager or analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities.  Fixed-income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/custodian. Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for equity securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the portfolio manager’s or analyst’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential and Identified Conflicts of Interest.  The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

Information about how PIMCO voted the Funds’ proxies for the most recent twelve month period ended June 30th (Form N-PX) will be available no later than the following August 31st, without charge, upon request, by calling the Funds at (844) 312-2113), on the Funds’ website at www.pimco.com and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for a Fund and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its affiliates and its employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy, as applicable, that is designed to ensure that all accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference. PIMCO may acquire on behalf of its clients (including the Funds) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for each Fund with simultaneous transactions entered into on behalf of its other clients when, in its reasonable judgment, aggregation may result in an overall economic benefit to the Fund and the other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions. In some cases, PIMCO may sell a security on behalf of a client, including a Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more other clients, including the Fund, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are often traded in the OTC markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Transactions in fixed income securities on certain foreign exchanges may involve commission payments.

PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts, swap agreements and other instruments for a Fund and buys and sells such securities, options, futures, swap agreements and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Funds the best execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking best execution, PIMCO, having in mind the Funds’ best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by the Funds from year-to-year may be attributable to changes in the asset size of the Fund, the volume of the portfolio transactions effected by the Funds, the types of instruments in which the Funds invest, or the rates negotiated by PIMCO on behalf of the Funds. Although the Funds may use financial firms that sell Fund shares to effect transactions for each Fund’s portfolio, neither the Fund nor PIMCO will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

The information in the table below reflects the aggregate brokerage commission paid by each Fund for the last three fiscal years ended December 31st:

National Funds.

	2024	2023	2022
PMF	$0.00	$74.00	$0.00

	2024	2023	2022

PML	$0.00	$160.00	$0.00

	2024	2023	2022
PMX	$0.00	$86.00	$0.00

New York Funds.

	2024	2023	2022
PNF	$0.00	$0.00	$0.00

	2024	2023	2022
PNI	$0.00	$0.00	$0.00

	2024	2023	2022
PYN	$0.00	$0.00	$0.00

California Funds.

	2024	2023	2022
PCQ	$0.00	$0.00	$0.00

	2024	2023	2022
PCK	$0.00	$0.00	$0.00

	2024	2023	2022
PZC	$0.00	$0.00	$0.00

PIMCO places orders for the purchase and sale of portfolio investments for each Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of each Fund, PIMCO will seek the best price and execution of the Fund’s orders. In doing so, the Funds may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places each Fund’s portfolio transactions. PIMCO also may receive research or research related credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Funds. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. Some of these services are of value to PIMCO in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. Conversely, research and brokerage services provided to the Funds by broker-dealers in connection with trades executed on behalf of other clients of PIMCO may be useful to PIMCO in managing the Funds, although not all of these services may be necessarily useful and of value to PIMCO in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), PIMCO may cause a Fund to pay broker-dealers which provide them with “brokerage and research services” (as defined in the Exchange Act) an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if PIMCO determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or PIMCO’s overall responsibilities to the advisory accounts for which PIMCO exercises investment discretion.

PIMCO may place orders for the purchase and sale of exchanged-listed portfolio securities with a broker-dealer that is an affiliate of PIMCO where, in the judgment of PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer, and if there is in effect a written contract between PIMCO and a Fund expressly permitting the affiliated broker-dealer to receive and retain such compensation.

SEC rules further require that commissions paid to such an affiliated broker dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

[The Funds did not pay any commissions to affiliated brokers during the fiscal year ended December 31, 2024, December 31, 2023 and fiscal year ended December 31, 2022.]

Holdings of Securities of the Funds’ Regular Brokers and Dealers

The Funds do not hold any securities of the regular brokers or dealers of the Funds as of December 31, 2024.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Fund. However, each Fund’s Amended and Restated Declaration of Trust (each, a “Declaration”) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of each Fund’s assets and property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which such disclaimer is inoperative or a Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, each Declaration and each Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”) include provisions that could limit the ability of other entities or persons to acquire control of each Fund, convert the Fund to open-end status or to change the composition of its Board, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

As described below, each Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Trust’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board, or designated as a Continuing Trustee, by a majority of the Continuing Trustees then members of the Board. Each Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board and holders of at least seventy-five percent (75%) of each Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or share exchange, any shareholder proposal as to specific investment decisions made or to be with respect to the assets of the Fund or issuance or transfer by the Fund of the Fund’s shares having an aggregate fair market value of $1,000,000 or more (except for transactions in securities effected by the Trust or a series or class in the ordinary course of business), unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). Each Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of each Fund’s shares outstanding and entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, each Declaration provides that each Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares entitled to vote or, alternatively, by vote or consent of both a majority of the Board and seventy-five percent (75%) of the Continuing Trustees upon written notice to shareholders of the Fund.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in each Fund’s Bylaws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of each Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of such Fund’s investment objective and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Funds and their shareholders, including Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of each Fund’s Declaration and the Bylaws, each of which are on file with the SEC.

Liability of Trustees

Each Declaration provides that the obligations of each Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. Each Declaration provides further that a Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. No provision of any Declaration, however, shall limit or eliminate any duty under the federal securities laws (including any fiduciary duties of loyalty and care) that a Trustee or officer owes to each Fund with respect to claims asserted under the federal securities laws.

Derivative and Direct Claims of Shareholders

A shareholder or group of shareholders may not bring or maintain any court action, proceeding or claim on behalf of a Fund or any series or class of shares without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the plaintiff makes a specific showing that irreparable nonmonetary injury to each Trust or series or class of shares would otherwise result. The Trustees shall consider such demand within 45 days of its receipt by a Fund. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of a Fund or a series or class of shares, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders shall be made by the Trustees in their business judgment and shall be binding upon the shareholders.

A shareholder may not bring or maintain a direct action or claim for monetary damages against a Fund or its Trustees predicated upon an express or implied right of action under the applicable Declaration or the 1940 Act (excepting rights of action permitted under Section 36(b) of the 1940 Act), nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to the alleged injury, have the right to bring such an action, unless such group of shareholders or shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. The Trustees shall consider such request within 45 days of its receipt by a Fund. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of s Fund or series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made in their business judgment and shall be binding on all shareholders.

Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of a Fund will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other agents of each Fund and its service providers, which may discourage such lawsuits with respect to such claims.

These provisions in each Declaration regarding derivative and direct claims of shareholders shall not apply to claims made under federal securities laws.

REPURCHASE OF COMMON FUND SHARES; CONVERSION TO OPEN-END FUND

Each Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, each Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Funds’ Board will regularly monitor the relationship between the market price and net asset value of the common shares of each Fund. If the common shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its common shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of a Fund to an open-end investment company. The Funds cannot assure you that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. The Funds have no present intention to repurchase its common shares and would do so only in the circumstances described in this section.

Notwithstanding the foregoing, at any time when a Fund’s Preferred Shares are outstanding, such Fund may not purchase, redeem or otherwise acquire for consideration any of its common shares unless and only if: (i) immediately after such transaction, the Fund would satisfy the asset coverage tests specific to each ratings agency and under the 1940 Act as applicable and specified in each Fund’s Bylaws; (ii) full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent for the Preferred Shares; and (iii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in its Bylaws.

Subject to its investment limitations, the Funds may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

A Fund’s Board may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board would consider all factors then relevant, including the relationship of the market price of the common shares to net asset value, if any, and the extent to which ta Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

Each Fund’s Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board and seventy-five percent (75%) of the Continuing Trustees (as defined in each Fund’s Declaration). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” common shares and Preferred Shares voting together as a single class, and the holders of a “majority of the outstanding” Preferred Shares voting as a separate class, in order to authorize a conversion.

If a Fund were to convert to an open-end company, it would be required to redeem all Preferred Shares then outstanding (required in turn that it liquidate a portion of its investment portfolio) and the Fund’s common shares likely would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. In addition, if a Fund were to convert to an open-end company, it would likely have to significantly reduce any leverage it is then employing and would not be able to invest more than 15% of its net assets in illiquid investments, either or both of which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by common shareholders, and may adversely affect Fund performance and Fund dividends. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by a Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that each Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by a Fund of its common shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by a Fund of its common shares at a time when Preferred Shares, TOBs or other forms of leverage are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if a Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in Common Shares of each Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in Common Shares of a Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Common Shares of a Fund. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, RICs, dealers in securities, shareholders holding Common Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Common Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Common Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, non-U.S. or other tax laws, and any proposed tax law changes.

Taxation of the Funds

Each Fund has elected, and intends each year to qualify and be eligible to be treated, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, a Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to Common Shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification, or distribution tests described above, it could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of a Fund’s Common Shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

A Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

As described under “Leverage Risk” in the Proxy Statement/Prospectus, if at any time when Preferred Shares or other senior securities, as applicable, are outstanding a Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause a Fund to pay a U.S. federal income and excise tax on undistributed income or gains and may, in certain circumstances, prevent the Fund from qualifying for treatment as a RIC. A Fund may repurchase or otherwise retire Preferred Shares or other senior securities, as applicable, in an effort to comply with the distribution requirement applicable to RICs.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income recognized for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30 of that year if the RIC makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to or will do so.

Fund Distributions

Each Fund intends to make monthly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to each Fund’s Dividend Reinvestment Plan (see “Dividends and Other Distributions” in the Proxy Statement/Prospectus). A shareholder whose distributions are reinvested in Common Shares under the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to either (i) if newly issued Common Shares are issued under the Dividend Reinvestment Plan, generally the fair market value of the newly issued Common Shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund.

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his or her Common Shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, such Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either a Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year if certain holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of distributions to be eligible for the dividends-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by a Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders.

The IRS currently requires a RIC that the IRS recognizes as having two or more “classes” of stock for U.S. federal income tax purposes to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, as applicable, each Fund intends each tax year to allocate Capital Gain Dividends for each tax year between and among its Common Shares and each series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying for the dividends received deduction, as qualified dividend income or as exempt-interest dividends will be allocated between and among Common Shares and each series of Preferred Shares separately from dividends that do not so qualify, in each case in proportion to the total dividends paid to each share class for such Fund’s tax year.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Common Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If, in and with respect to any taxable year, a Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. Where one or more such distributions occur in and with respect to any taxable year of the Fund, the available earnings and profits will be allocated first to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions, if any, treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions, if any, treated as a return of capital.

A distribution by a Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year. Dividends and distributions on Common Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when a Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

If a Fund holds, directly or indirectly, one or more Build America Bonds issued before January 1, 2011, or other tax credit bonds issued on or before December 31, 2017, on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

If for any taxable year a Fund was not a “publicly offered” RIC within the meaning of Code Section 67(c)(2)(B), certain of the Fund’s direct and indirect expenses would be subject to special “pass-through” rules. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual) and, under current law, are not deductible by those shareholders that are individuals (or entities that compute their taxable income in the same manner as an individual).

Exempt-Interest Dividends

Each Fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. Distributions that the Fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal AMT purposes and for state and local purposes.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of such benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

Each Fund will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT.

In order for a Fund to distribute exempt-interest dividends for purposes of the California personal income tax, at least 50% of the value of the Fund’s total assets at the end of each quarter of each taxable year must consist of California state or local obligations and/or U.S. federal obligations, the interest from which is exempt from California personal income taxation. If a Fund qualifies to distribute exempt-interest dividends and reports these distributions as such to Fund shareholders, all distributions of the Fund attributable to interest income earned on such California state or local obligations and/or U.S. federal obligations for the taxable year of the Fund will be exempt from California personal income tax.

Sales, Exchanges or Repurchases of Shares

The sale, exchange or repurchase of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less (i) will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares and (ii) generally will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In the event that a Fund repurchases a shareholder’s Common Shares (as described in the Prospectus), such repurchase generally will be treated as a sale or exchange of the shares by a shareholder provided that (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares (and such shareholder does not hold and is not deemed to hold any Preferred Shares), thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the tender offer, or (iii) the tender offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

If a tendering shareholder’s proportionate ownership of a Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, (i.e., as ordinary income) to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the tender offer, and thereafter as capital gain. In the event a repurchase is treated as a Section 301 distribution, any Fund shares held by a shareholder thereafter will be subject to basis adjustments in accordance with the provisions of the Code.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of selling Common Shares pursuant to a particular tender offer, shareholders who do not sell shares pursuant to that tender offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the tender offer. In the event that any tendering shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of a Fund increases as a result of that tender offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the tender offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of a Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a RIC described above. A Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

If a Fund were to repurchase Common Shares on the open market, such repurchase would similarly result in a percentage increase in the interests of remaining shareholders. In such a case, a selling shareholder would likely have no specific knowledge that he or she is selling his or her shares to the Fund. It is therefore less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the tender offer.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not, be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Original Issue Discount, Payment-in-Kind Securities, Market Discount, Preferred Securities, and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, (i) any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount on such debt obligations in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligations, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

From time to time, a substantial portion of a Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

In addition, pay-in-kind obligations will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though a Fund receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by disposition of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such dispositions, including short-term capital gains taxable as ordinary income. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.

Higher-Risk Securities

A Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., at a premium), the Fund may elect to amortize the premium over the remaining term of the bond which election would apply to all bonds (other than bonds the interest on which is excludible from gross income for U.S. federal income tax purposes) held by the Fund. In the case of a taxable bond, if the Fund makes such election, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. If the Fund does not elect to take bond premium into account currently, it will recognize a capital loss when the bond matures. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Catastrophe Bonds

The proper tax treatment of income or loss realized by the retirement or sale of certain catastrophe bonds is unclear. A Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any IRS position on the subject following the publication of such a position.

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Under U.S. Treasury Regulations, any such income or net capital gain of the PFIC that is required to be included in a Fund’s gross income is qualifying income to the extent derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to sell other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions, and may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Other Transactions

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivatives instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could, therefore, affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.

Commodities and Commodity-Linked Instruments

A Fund’s investments in commodities and commodity-linked instruments, if any, will potentially be limited by the Fund’s intention to qualify as a RIC, and will potentially limit the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Short Sales

If a Fund participates in a short sale and, on the date of such short sale, the Fund either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If a Fund participates in a short sale and, on the date of such short sale, the Fund has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Fund’s holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Mortgage-Related Securities

A Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Non-U.S. Taxation

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholders not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans) will not benefit from any such tax credit or deduction. Shareholders generally are not expected to be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. This will decrease the Fund’s yield on securities subject to such taxes.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT, as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Non-U.S. Shareholders

Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, or (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends, and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market, in which case such foreign shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the repurchase.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in repurchase of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) gains realized by the Fund on the disposition of USRPIs would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

A Fund generally does not expect that it will be a QIE. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. Foreign shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In order for a foreign shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Backup Withholding

A Fund is generally required to withhold and remit to the U.S. Treasury a percentage of taxable distributions and proceeds of share repurchases, if any, paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends. The IRS and the U.S. Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share repurchases or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The custodian of the assets of the Funds is State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The custodian performs custodial and fund accounting services as well as sub-administrative services on behalf of the Funds. State Street Bank and Trust Company also serves as custodian of assets held by a Fund’s Subsidiaries.

Equiniti Trust Company, LLC, 48 Wall Street, Floor 23, New York, New York, 10005, serves as the Funds’ transfer agent, registrar and dividend disbursement agent for the common shares.

The Bank of New York Mellon, 240 Greenwich Street, 7E, New York, New York 10286, serves as transfer agent, dividend paying agent and registrar for the RVMTPs.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm for the Fund. [ ] provides audit services, tax assistance and consultation in connection with the review of SEC and IRS filings.

COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, passes upon certain legal matters in connection with shares offered by each Fund, and also acts as counsel to the Funds.

REGISTRATION STATEMENT

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares and Preferred Shares of each Acquiring Fund has been filed by each Acquiring Fund with the SEC. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to each Acquiring Fund and the common shares and Preferred Shares, reference is made to each Acquiring Fund’s Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

SUPPLEMENTAL FINANCIAL INFORMATION

The financial statements and financial highlights of each Fund are contained in their annual shareholder reports for the fiscal year ended December 31, 2024 as follows (i)  PMF, contained in PMF’s Annual Report for the fiscal year ended December 31, 2024 (as filed March 6, 2025) (File No.  811-10377); (ii) PML, contained in PML’s Annual Report for the fiscal year ended December 31, 2024 (as filed March 6, 2025) (File No.  811-21076); (iii) PMX, contained in PMX’s Annual Report for the fiscal year ended December 31, 2024 (as filed March 6, 2025) (File No.  811-21187); (iv) PNF, contained in PNF’s Annual Report for the fiscal year ended December 31, 2024 (as filed March 6, 2025) (File No.  811-10381); (v) PNI, contained in PNI’s Annual Report for the fiscal year ended December 31, 2024 (as filed March 6, 2025) (File No.  811-21078); (vi) PYN, contained in PYN’s Annual Report for the fiscal year ended December 31, 2024 (as filed March 6, 2025) (File No.  811-21189); (vii) PCQ, contained in PCQ’s Annual Report for the fiscal year ended December 31, 2024 (as filed March 6, 2025) (File No.  811-10379); (viii) PCK, contained in PCK’s Annual Report for the fiscal year ended December 31, 2024 (as filed March 6, 2025) (File No. 811-21077); and (ix)  PZC, contained in PZC’s Annual Report for the fiscal year ended December 31, 2024 (as filed March 6, 2025) (File No. 811-21188). Each Fund’s financial statements and financial highlights are incorporated by reference into this SAI and have been so incorporated in reliance upon the reports of [ ], independent registered public accounting firm for each Fund, which report is included in such annual shareholder report.

In addition, the unaudited financial statements and financial highlights for (i)  PMF, contained in PMF’s Semi-Annual Report for the period ended June 30, 2024 (file No. 811-10377); (ii) PML, contained in PML’s Semi-Annual Report for the period ended June 30, 2024 (file No. 811-21076); and (iii)  PMX, contained in PMX’s Semi-Annual Report for the period ended June 30, 2024 (file No. 811-21187); (iv) PNF, contained in PNF’s Semi-Annual Report for the period ended June 30, 2024 (file No.  811-10381); (v) PNI, contained in PNI’s Semi-Annual Report for the period ended June 30, 2024 (file No.  811-21078); (vi) PYN, contained in PYN’s Semi-Annual Report for the period ended June 30, 2024 (file No.  811-21189); (vii) PCQ, contained in PCQ’s Semi-Annual Report for the period ended June 30, 2024 (file No.  811-10379); (viii) PCK, contained in PCK’s Semi-Annual Report for the period ended June 30, 2024 (file No.  811-21077); (ix) PZC, contained in PZC’s Semi-Annual Report for the period ended June 30, 2024 (file No. 811-21188), are incorporated herein by reference.

Comparative fee tables showing the various fees and expenses of investing in common shares of the Target Funds, and the fees and expenses of the applicable Acquiring Fund on a pro forma basis after giving effect to each proposed Reorganization, is included under the heading “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus.

The Reorganizations will not result in a material change to any Target Fund’s investment portfolio due to the investment restrictions of the applicable Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in the accounting policies of the Target Funds as compared to those of the corresponding Acquiring Fund.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

The Funds’ investments may range in quality from securities rated in the lowest category in which the Funds are permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of each Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by PIMCO.

Below Investment Grade High Yield Securities (“Junk Bonds”), are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

National Scale Long-Term Ratings

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

National Scale Short-Term Ratings

Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).

N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	Nature and provisions of the financial obligation and the promise S&P imputes; and

●

Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR: This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers

S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

●

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

i: This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.

pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Fitch Ratings

Long-Term Credit Ratings

Investment Grade

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default.

A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the formal announcement by the issuer or their agent of a distressed debt exchange;

c. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B – PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES FOR THE PIMCO SPONSORED CLOSED-END FUNDS

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

B-1

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, its Amended and Restated Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) Charter of Registrant

a.	Amended and Restated Agreement and Declaration of Trust dated June 18, 2002.(1)
b.	Notice of Change of Trustees and Principal Address dated September 5, 2014.*
c.	Notice of Change of Trustees dated January 16, 2019.*
d.	Notice of Change of Trustees dated January 8, 2020.*
e.	Notice of Change of Trustees dated July 9, 2020.*
f.	Notice of Change of Trustees dated January 29, 2021.*
g.	Notice of Change of Trustees dated June 30, 2021.*
h.	Notice of Change of Trustees dated January 5, 2022.*
i.	Notice of Change of Trustees dated July 18, 2022.*
j.	Notice of Change of Trustees dated March 13, 2023.*
k.	Notice of Change of Trustees dated May 8, 2023.*
l.	Notice of Change of Trustees dated July 1, 2024.*
m.	Notice of Change of Trustees dated December 31, 2024.*

(2) Bylaws

a.	Amended and Restated Bylaws of Registrant dated November 11, 2024.*

(3) Voting Trust Agreement – None

(4) Agreement of Reorganization

a.	Form of Agreement and Plan of Reorganization – Filed as an Appendix to the Proxy Statement/Prospectus.

(5) Instruments Defining the Rights of Holders of the Securities being Registered

a.	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust (see (1)(a) above).
b.	Article 10 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws of Registrant (see (2) above).
c.	Form of Share Certificate of the Common Shares.(2)

(6) Investment Advisory Contracts

a.	Investment Management Agreement between Registrant and Pacific Investment Management Company LLC dated September 5, 2014.(3)
b.	Amendment to Investment Management Agreement between Registrant and Pacific Investment Management Company LLC dated March 25, 2022.(3)
c.	Investment Management Agreement between 1862 SPV I LLC (fka PNI SPV I LLC) and Pacific Investment Management Company LLC dated June 29, 2023.*

(7) Distribution Contracts – None

(8) Bonus or Profit Sharing Contracts – None

(9) Custodian Agreements

a.	Custodian Agreement between Registrant and State Street Bank and Trust Company.*
b.	Amendment to Custodian Agreement between Registrant and State Street Bank & Trust Co. dated September 5, 2014.(3)

(10) Rule 12b-1 and Rule 18f-3 Plans – None

(11) Opinion of Counsel Regarding Legality of the Securities Being Registered**

(12) Tax Opinion**

(13) Other Material Contracts

a.	Transfer Agency Services Agreement between Registrant and American Stock Transfer & Trust Company, LLC dated as of April 19, 2016.(3)
b.	Amendment to Transfer Agency and Registrar Services Agreement dated December 15, 2020.(3)
c.	Amendment to Transfer Agency and Registrar Services Agreement dated December 9, 2021.(3)

(14) Other Opinions

a.	Consent of Independent Registered Public Accounting Firm**

(15) Omitted Financial Statements – None

(16) Powers of Attorney

a.	Power of Attorney for Libby D. Cantrill, Sarah E. Cogan, Deborah A. DeCotis, David Flattum, Kathleen A. McCartney, Alan Rappaport and E. Grace Vandecruze.*
b.	Power of Attorney for Joshua D. Ratner.*
c.	Power of Attorney for Bijal Parikh.*
d.	Certified Resolution of the Board of Trustees of Registrant.*

(17) Additional Exhibits – None

(18) Filing Fee Tables*

(1) Incorporated by reference to the Registrant’s Initial Registration Statement on Form N-2, File No. 333-86284 (filed on April 15, 2002).

(2) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, File Nos. 333-86284 and 811-21078 (filed on June  25, 2002).

(3) Incorporated by reference to PIMCO High Income Fund’s Registration Statement on Form N-2, File Nos. 333-265327 and 811-21311 (filed on May 31, 2022).

*Filed herewith.

**To be filed by amendment.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston, Massachusetts, on the 4th day of April, 2025.

PIMCO NEW YORK MUNICIPAL INCOME FUND II
By:	Joshua D. Ratner*
Name:	Joshua D. Ratner
Title:	President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
Libby D. Cantrill*	Trustee	April 4, 2025
Libby D. Cantrill
Sarah E. Cogan*	Trustee	April 4, 2025
Sarah E. Cogan

Deborah A. DeCotis*	Trustee	April 4, 2025
Deborah A. DeCotis

David Flattum*	Trustee	April 4, 2025
David Flattum*

Kathleen McCartney*	Trustee	April 4, 2025
Kathleen McCartney

Alan Rappaport*	Trustee	April 4, 2025
Alan Rappaport

E. Grace Vandecruze*	Trustee	April 4, 2025
E. Grace Vandecruze

Joshua D. Ratner*	President	April 4, 2025
Joshua D. Ratner	(Principal Executive Officer)

Bijal Parikh*	Treasurer	April 4, 2025
Bijal Parikh	(Principal Financial and Accounting Officer)

*By:	/s/ David C. Sullivan
David C. Sullivan
as attorney-in-fact

*Pursuant to Powers of Attorney.

EXHIBIT INDEX

1(b)	Notice of Change of Trustees and Principal Address dated September 5, 2014.
1(c)	Notice of Change of Trustees dated January 16, 2019.
1(d)	Notice of Change of Trustees dated January 8, 2020.
1(e)	Notice of Change of Trustees dated July 9, 2020.
1(f)	Notice of Change of Trustees dated January 29, 2021.
1(g)	Notice of Change of Trustees dated June 30, 2021.
1(h)	Notice of Change of Trustees dated January 5, 2022.
1(i)	Notice of Change of Trustees dated July 18, 2022.
1(j)	Notice of Change of Trustees dated March 13, 2023.
1(k)	Notice of Change of Trustees dated May 8, 2023.
1(l)	Notice of Change of Trustees dated July 1, 2024.
1(m)	Notice of Change of Trustees dated December 31, 2024.
2(a)	Amended and Restated Bylaws of Registrant dated November 11, 2024.
6(c)	Investment Management Agreement between 1862 SPV I LLC (fka PNI SPV I LLC) and Pacific Investment Management Company LLC dated June 29, 2023.
9(a)	Custodian Agreement between Registrant and State Street Bank and Trust Company.
16(a)	Power of Attorney for Libby D. Cantrill, Sarah E. Cogan, Deborah A. DeCotis, David Flattum, Kathleen A. McCartney, Alan Rappaport and E. Grace Vandecruze.
16(b)	Power of Attorney for Joshua D. Ratner.
16(c)	Power of Attorney for Bijal Parikh.
16(d)	Certified Resolution of the Board of Trustees of Registrant.
18	Filing Fee Tables.